SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement

                                    [ ]  Only (as permitted by Rule 14a-6(e) (2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Computer Outsourcing Services, Inc.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement no.:

     3)   Filing Party:

     4)   Date Filed:

                       COMPUTER OUTSOURCING SERVICES, INC.
                            2 CHRISTIE HEIGHTS STREET
                            LEONIA, NEW JERSEY 07605
                                 (201) 840-4700

                                                                  APRIL 25, 2000

TO OUR SHAREHOLDERS:

         I am writing to inform you of a truly exciting development in the growth of our company. On April 10th, DB Capital Partners and Sandler Capital agreed to make a $60 million investment in COSI, allowing us to go forward with our Internet Data Center expansion strategy.

         In light of this important agreement - and to better evaluate its implication and explain its benefits to you - we have decided to reschedule the Annual Shareholder Meeting, from April 26 to May 5, 2000.

         We are extremely pleased with this new partnership. DB Capital Partners is a merchant banking arm of Deutsche Bank, one of the world's largest financial institutions. Sandler Capital is a prominent investment firm. Both DB and Sandler have extensive experience in media, communications, and technology investments. Their investment in COSI is a resounding endorsement of our business plan for growth.

         The $60 million will be invested in a new class of convertible preferred stock and warrants to purchase common stock. This investment will enable COSI to build multiple Internet Data Centers throughout the United States and abroad and to capitalize on an extremely promising trend in e-business outsourcing.

         In addition to asking for your support of this important transaction at the Annual Meeting, we propose, among other things, that COSI's name formally be changed to Infocrossing, Inc. to better reflect our expanded direction.

         Please review the enclosed Proxy Statement. We believe this is a major step forward for COSI and the best way to increase the value of our company for shareholders and employees. As always, we thank you for your continuing support.

                                      Sincerely,


                                            /s/
                                      ------------------------------------
                                      Zach Lonstein,
                                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER


                                            /s/
                                      ------------------------------------
                                      Robert Wallach
                                      PRESIDENT

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 5, 2000
                           --------------------------

The rescheduled Annual Meeting of Stockholders will be held at 9:00A.M. on Friday, May 5, 2000, at the offices of the Company at 2 Christie Heights Street, Leonia, NJ 07605, for the following purposes:

     1.   To elect three Directors of the Company for a three-year term;

     2. To approve a proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "Infocrossing, Inc.";

     3. To approve a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized common shares that may be issued to 50,000,000 and to increase the number of authorized preferred shares that may be issued to 3,000,000;

     4. To approve a proposal to amend the Company's Certificate of Incorporation to remove restrictions on the ability of the Company to grant pre-emptive rights;

     5. To approve a proposal to restate the Company's 1992 Stock Option and Stock Appreciation Rights Plan incorporating all prior amendments and increasing the total number of shares of common stock for which options may be granted from 1,700,000 to 2,700,000;

     6. To approve the issuance of an aggregate of 157,377 shares of 8% Series A Cumulative Convertible Participating Preferred Stock and warrants to purchase 2,531,926 shares of common stock to DB Capital Investors, L.P., Sandler Capital Partners IV, L.P., Sandler Capital Partners IV FTE, L.P., Sandler Internet Partners, L.P. and Sandler Co-Investment Partners, L.P. for an aggregate purchase price of $60,000,000 upon the terms and conditions described in the attached proxy statement; and

     7. To transact such other business as may properly come before the Annual Meeting.

Only stockholders of record at the close of business on April 25, 2000 will be entitled to vote at the Annual Meeting.

             YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE YOUR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DO ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

                                      By order of the Board of Directors,

                                      /s/
                                      -----------------------------------
                                      Nicholas J. Letizia
                                      Secretary
April 25, 2000

                       COMPUTER OUTSOURCING SERVICES, INC.
                            2 CHRISTIE HEIGHTS STREET
                            LEONIA, NEW JERSEY 07605
                                 (201) 840-4700
                          ----------------------------

                                 PROXY STATEMENT
          FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 5, 2000
                        --------------------------------

                               GENERAL INFORMATION
                               -------------------

The enclosed Proxy is solicited on behalf of the Board of Directors of Computer Outsourcing Services, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at 9:00A.M. on Friday, May 5, 2000 (the "Meeting Date"), at the offices of the Company at 2 Christie Heights Street, Leonia, NJ 07605.

The authority granted by an executed Proxy may be revoked at any time before its use by (a) filing a written revocation with the Secretary of the Company, (b) submitting a new, duly-executed Proxy bearing a later date, or (c) voting in person at the Meeting. Shares represented by valid Proxies will be voted at the Meeting in accordance with the specifications in the Proxies.

If no specifications are made in otherwise properly executed Proxies, they will be voted (1) FOR the election of the Directors nominated by the Board; (2) FOR amending the Company's Certificate of Incorporation to change the name of the Company to "Infocrossing, Inc."; (3) FOR amending the Company's Certificate of Incorporation to increase the number of authorized common shares that may be issued from 10,000,000 to 50,000,000 and the number of preferred shares that may be issued from 1,000,000 to 3,000,000; (4) FOR amending the Company's Certificate of Incorporation to remove Article 11 which places restrictions on the ability of the Company to grant pre-emptive rights; (5) FOR amending and restating the Company's 1992 Stock Option Plan and Stock Appreciate Rights Plan to incorporate all prior amendments and increase the total number of shares of common of stock for which options may be granted from 1,700,000 to 2,700,000; and (6) FOR approving the issuance of an aggregate of 157,377 shares of 8% Series A Cumulative Convertible Participating Preferred Stock (the "Series A Preferred Stock") and warrants (the "Warrants") to purchase 2,531,926 shares of common stock (the "Proposed Transaction") to affiliates of DB Capital Partners, Inc. and Sandler Capital Management (each a "Purchaser" and collectively the "Purchasers"), upon the terms and conditions described herein.

Zach Lonstein and Warren Ousley have each entered into a Voting Agreement with the Purchasers pursuant to which they have agreed to vote in favor of the Proposed Transaction described in Proposal VI.

Only stockholders of record at the close of business on April 25, 2000 (the "Record Date"), will be entitled to vote at the Meeting, either in person or by Proxy. On the Record Date, the Company had outstanding 5,003,929 shares of common stock, $0.01 par value, each entitled to one vote. The Company's common stock is its only class of voting stock currently outstanding. A majority in interest of the outstanding common stock, represented at the Meeting either in person or by Proxy, constitutes a quorum for the transaction of business.

The Company will bear the cost of the solicitation of Proxies including, upon request, reimbursement of brokerage companies and other nominees for their reasonable expenses in forwarding solicitation materials to beneficial owners of common stock. In addition to the use of the mails, employees of the Company may devote part of their time to the solicitation of Proxies by telephone, telegraph, or in person, but no additional compensation will be paid to them.

The approximate date on which this Proxy Statement and accompanying Proxy are first being sent or given to stockholders is April 25, 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of April 25, 2000 by (a) all current Directors of the Company, (b) the Chief Executive Officer and the four executive officers of the Company whose salary exceeded $100,000 in the most recent fiscal year (together, the "Named Executives"), (c) all directors and executive officers as a group, and (d) any other person known by the Company to be the beneficial owner of more than 5% of its common stock. Beneficial ownership includes shares which the beneficial owner has the right to acquire within sixty days of the above date from the exercise of options, warrants, or similar obligations. If no address is shown, the address of the beneficial owner is in care of the Company.

               BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

- -----------------------------------------------------------------------------
                                             Number of Shares      Percentage
Name and Address of Beneficial Owner        Beneficially Owned      of Class
- ------------------------------------      ---------------------    ----------

Zach Lonstein                              (1)        1,673,349       32.4%

Robert B. Wallach                          (2)          403,586        7.5%

Warren E. Ousley                           (3)          213,576        4.3%

Howard Waltman                             (4)          132,250        2.6%

Joseph Lynaugh                             (5)           25,000         *

Thomas Laudati                             (6)           19,500         *

John C. Platt                              (7)            8,500         *

Peter DaPuzzo                              (8)            7,500         *

Nicholas J. Letizia                        (9)            1,600         *

Kenneth DiSessa                           (10)              600         *

All Directors and Executive Officers
 as a group (11  persons)                 (11)        2,492,961       44.3%

Kern Capital Management, LLC
114 West 47th Street - Suite 1926
New York, NY  10036                                     506,300       10.1%

Cahill, Warnock Strategic Partners
 Fund, L.P.
1 South Street - Suite 2150
Baltimore, MD  21202                                    358,864        7.2%

                          *    Less than 1% of Class

     (1) Includes 153,536 shares of common stock issuable upon exercise of vested options held by Mr. Lonstein.

     (2) Includes 350,336 shares of common stock issuable upon exercise of vested options held by Mr. Wallach.

     (3) Includes 17,372 shares of common stock owned by Enterprise Technology Group, Incorporated, of which Mr. Ousley is the principal shareholder.

     (4) Includes 63,750 shares of common stock issuable upon exercise of non-qualified options held by Mr. Waltman.

     (5) Includes 15,000 shares of common stock issuable upon exercise of non-qualified options held by Mr. Lynaugh.

     (6) Includes 16,500 shares of common stock issuable upon exercise of vested options held by Mr. Laudati.

     (7) Includes 8,500 shares of common stock issuable upon exercise of vested options held by Mr. Platt.

     (8) Includes 2,500 shares of common stock issuable upon exercise of non-qualified options held by Mr. DaPuzzo.

     (9) Includes 1,600 shares of common stock issuable upon exercise of vested options held by Mr. Letizia.

     (10) Includes 600 shares of common stock issuable upon exercise of vested options held by Mr. DiSessa.

     (11) Includes 612,322 shares of common stock issuable upon exercise of vested options collectively held by all directors and executive officers of the Company.

                       PROPOSAL I - ELECTION OF DIRECTORS

Pending consummation of the Proposed Transaction, the Board of Directors has fixed the number of Directors at seven for the coming year. The Board is divided into three classes. Class A nominees were elected at last year's Annual Meeting for a term of three years, Class B nominees were elected for a term of two years, and Class C nominees were elected for a term of one year. Mr. DaPuzzo was elected as a Director by the Board on July 21, 1999, and has also been included in Class C.

The persons named in the table below are the Class C directors nominated for election at the Meeting, each to serve a three-year term or until their respective successors are duly elected and qualified. Each has consented to being named a nominee in this Proxy Statement and has agreed to serve as a Director if elected at the Meeting. Unless otherwise indicated, the persons named in the Proxy intend to vote their shares for the election of these nominees. If any nominee becomes unable to serve prior to the meeting, Proxies will be voted for such other candidates as may be nominated by the Board of Directors.

If the Proposed Transaction is consummated, it is expected that Messrs. DaPuzzo, Ousley, Waltman, Platt and Lynaugh will resign from the Board.

Directors will be elected by a plurality of the votes properly cast at the meeting. Abstentions and broker non-votes will not be treated as votes cast for this purpose.

                                                                        DIRECTOR
NAME                 POSITIONS WITH THE COMPANY               AGE        SINCE
----------------     --------------------------               ---       --------

Peter J. DaPuzzo     Director                                  59         1999

Warren E. Ousley     President of a Subsidiary of the
                       Company and a Director                  55         1999

Howard Waltman       Director                                  67         1997

The name, principal occupation with the Company, and certain information concerning each of the Directors and executive officers of the Company are set forth in the table below. Also set forth following the table is certain additional information regarding each individual's business experience.

                                                               DIRECTOR   TERM
NAME                 POSITIONS WITH THE COMPANY           AGE    SINCE   EXPIRES
----------------     --------------------------           ---  --------  -------
Zach Lonstein        Chairman of the Board of Directors
                       and Chief Executive Officer         56    1984      2002

Robert B. Wallach    President and a Director              61    1992      2002

John C. Platt        Vice President, Treasurer
                       and a Director                      46    1996      2001

Warren E. Ousley     President of a subsidiary of the
                       Company and a Director              55    1999      2000

Peter J. DaPuzzo     Director                              59    1999      2000

Joseph Lynaugh       Director                              60    1998      2001

Howard Waltman       Director                              67    1997      2000

Kenneth DiSessa      Senior Vice President                 36      -         -

Thomas Laudati       Senior Vice President                 42      -         -

Garry Lazarewicz     Senior Vice President                 51      -         -

Nicholas J. Letizia  Chief Financial Officer and
                       Secretary                           48      -         -


ZACH LONSTEIN has been the Company's Chairman of the Board and Chief Executive Officer since he organized the Company in 1984, and President from 1984 to May 1996. From 1981 to 1984, Mr. Lonstein was Vice President and General Manager of the Commercial On-Line division of Informatics General Corporation ("Informatics" subsequently renamed Sterling Federal Systems, Inc.), a computer software and services company listed on the New York Stock Exchange. In 1970, Mr. Lonstein was a founder and President of Transportation Computing Services Corp. ("TCS"). In 1981, TCS was sold to Informatics. The Company purchased the Commercial On-Line division of Informatics in 1984.

ROBERT B. WALLACH joined the Company in June 1995, has been President of the Company since May 1, 1996, and has been a Director of the Company since 1992. Prior to June 1995, he was sole proprietor of Horizons Associates, a consulting firm he founded in 1985. Mr. Wallach has more than 20 years of operating experience including senior management positions with Boeing Computer Services from 1970 to 1972 and Informatics from 1972 to 1982 and, from 1982 to 1985, as President of the Financial Information Services Group/Strategic Information division of Ziff Communications, which provided computer services to companies in the financial industry.

JOHN C. PLATT has been an employee of the Company since it was founded 1984, and has been a Vice President of the Company since 1986, its Treasurer beginning in 1992, and a Director since 1996. Prior to 1984, Mr. Platt held various positions with Informatics and TCS.

WARREN E. OUSLEY is President of ETG, Inc. ("ETG"), a subsidiary of the Company. He was president and a director of Enterprise Technology Group, Incorporated ("Enterprise"), formerly an information technology consulting company he founded in March 1994. In December 1998, ETG purchased the business and certain assets of Enterprise, and Mr. Ousley became President of ETG. On March 31, 1999, Mr. Ousley became a Director of the Company. Prior to founding Enterprise, Mr. Ousley was Managing Director of the Technology Services Center of Bankers Trust.

PETER J. DAPUZZO was appointed to the Board of Directors on July 2, 1999. Mr. DaPuzzo is the Co-President and CEO of Cantor Fitzgerald and Company, the equity institutional sales and trading division of Cantor Fitzgerald LP. Mr. DaPuzzo is also a Senior Managing Director of Cantor Fitzgerald LP. Mr. DaPuzzo joined Cantor Fitzgerald in 1993.

JOSEPH LYNAUGH was elected to the Board of Directors on September 23, 1998. Mr. Lynaugh was President and Chief Executive Officer of NYLCare Health Plans, Inc. ("NYLCare") from its formation in January 1996 until his retirement following its acquisition by Aetna US Healthcare. Prior to the formation of NYLCare, Mr. Lynaugh was President of Sanus Corporation Health Systems ("Sanus"), a national health maintenance organization of which he was a founder in 1983.

HOWARD WALTMAN is Chairman of Express Scripts, Inc. ("ESI"), a Company he formed in 1986 as a subsidiary of Sanus, of which he was also a founder and former Chairman. Sanus was acquired by New York Life Insurance Company in 1987. ESI, which provides mail order pharmacy services and pharmacy claims processing services, was spun out of Sanus and taken public in June 1992. Mr. Waltman also founded Bradford National Corp., which was sold to McDonnell Douglas Corporation.

KENNETH DISESSA was appointed as the Company's Senior Vice President of Sales and Marketing in July 1999, and joined the Company as Vice President of Southeast Sales in November 1998. From 1995 through October 1998, Mr. DiSessa was President and CEO of NCC Systems, Inc., a supplier of computer processing services and related equipment. From mid-1989 to 1995, he was a Sales Manager with Computer Task Group, Inc.

THOMAS LAUDATI has been a Senior Vice President of the Company since 1997 and a Vice President of the Company since 1995, when the Company purchased MCC Corp. Mr. Laudati joined MCC Corp in 1988 as a senior analyst, and was promoted to Vice President of Technical Services in April 1991. Prior to joining MCC Corp., Mr. Laudati held positions in the programming departments of Horizons Bancorp and Colonial Life Insurance Company.

GARRY LAZAREWICZ has been a Senior Vice President of the Company since August 1, 1999, and Vice President since June 1995, when the Company purchased MCC Corp. Mr. Lazarewicz, who oversees all corporate research and development, joined MCC Corp. in 1979, and was promoted to Vice President in 1985. From 1971 through 1979, he was employed at Global Terminal and Computer Services, where his last position was Director of MIS.

NICHOLAS J. LETIZIA has been the Company's Chief Financial Officer and Secretary since November 1998. Prior to that time, he was Chief Financial Officer of InterEquity Capital Corporation ("InterEquity"), a Small Business Investment Company headquartered in New York City. Before joining InterEquity in November 1997, he was Vice President of, and later a consultant to Helmstar Group, Inc. from 1987 until November 1997. Mr. Letizia is a Certified Public Accountant and a member of the New Jersey Bar.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors held three meetings during the fiscal year ended October 31, 1999, and took eight actions by unanimous written consent. The Company has standing Audit, Compensation, and Options Committees of the Board of Directors. The Company does not have a nominating committee. During the fiscal year ended October 31, 1999 (or for such shorter period during which they served) all Directors attended at least 75% of the meetings of the Board of Directors and the meetings of the committees on which they served.

The Audit Committee consists of Directors who are not employees of the Company. During the fiscal year ended October 31, 1999, the Audit Committee members were Messrs. Lynaugh and Waltman. The Audit Committee may meet periodically with management and the Company's independent certified public accountants to discuss their evaluation of internal accounting controls, the quality of financial reporting, and related matters. The independent auditors have free access to members of the Audit Committee without the presence of management, if necessary, to discuss the results of their audits. The Board of Directors, subject to the recommendation of the Audit Committee, may approve the extent of non-audit services provided by the independent auditors, giving due consideration to the impact of those services on the auditors' independence. During the fiscal year ended October 31, 1999, the Audit Committee met once.

The Compensation Committee consists of Messrs. Lonstein, Wallach, Lynaugh, and Waltman. The Compensation Committee's primary responsibilities are to recommend levels of executive compensation and to consider and recommend the establishment of various compensation plans for the Company's employees. The Board may also delegate to the Compensation Committee to negotiate contracts with certain employees. The Compensation Committee met twice during fiscal 1999.

The Options Committee, consisting of two Directors who are not employees of the Company, administers the Company's 1992 Stock Option and Stock Appreciation Rights Plan. During fiscal 1999 the Options Committee members were Messrs. Lynaugh and Waltman. The Options Committee did not meet during fiscal 1999, as all Plan activity was handled by the full Board.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The Summary Compensation Table below includes, for each of the fiscal years ended October 31, 1999, 1998, and 1997, individual compensation for services to the Company and its subsidiaries as paid to the Named Executives.

                                              SUMMARY COMPENSATION TABLE
                                                                                            Long Term
                                                                                           Compensation
                                                            Annual Compensation             - Awards
                                                   --------------------------------------  -----------
                                                                                           Securities
                                          Fiscal                             Other Annual  Underlying       All Other
Name and Principal Position                Year    Salary ($)   Bonus ($)    Compensation  Options (#)   Compensation ($)
----------------------------               ----    ----------   ---------    ------------  -----------   ----------------
Zach Lonstein, Chief                       1999    $308,885    $ 72,519(a)    $ 39,637(b)     25,000       $10,000(c)
  Executive Officer and                    1998     285,913      75,000         33,860(b)     25,000        30,000(c)
  Chairman of the Board                    1997     240,666        --           30,730(b)     25,000        30,000(c)
-------------------------------------------------------------------------------------------------------------------------
Robert B. Wallach, President               1999     270,833        --             --            --            --
  and Chief Operating Officer              1998     241,667     100,000           --         150,000          --
                                           1997     200,000      55,000           --         150,000          --
-------------------------------------------------------------------------------------------------------------------------
Kenneth DiSessa                            1999     115,000      54,000           --          30,000          --
  Senior Vice President (d)                1998        --          --             --            --            --
                                           1997        --          --             --            --            --
-------------------------------------------------------------------------------------------------------------------------
Thomas Laudati                             1999     134,583      25,000           --            --            --
  Senior Vice President                    1998     125,833      25,000           --            --            --
                                           1997     104,315       8,500           --          12,500          --
-------------------------------------------------------------------------------------------------------------------------
Nicholas J. Letizia, Chief Financial       1999     125,000      25,000           --           8,000          --
  Officer (d)                              1998        --          --             --            --            --
                                           1997        --          --             --            --            --

(a) Bonus earned in fiscal 1999 and paid in February 2000, in accordance with the provisions of his employment contract (See "Agreements with Certain Executive Officers" below).

(b)  Includes $31,075, $24,910, and $22,530 in 1999, 1998 and 1997,
     respectively, relating to a Company-provided vehicle and related expenses incurred for both business and personal use, and $8,562, $8,050, and $8,200 in 1999, 1998, and 1997, respectively, paid for a health club membership (See "Agreements with Certain Executive Officers" below).

(c) Fee relating to Mr. Lonstein's guarantee of the Company's obligations in connection with the purchase of MCC Corporation. (See "Certain Relationships and Related Transactions" below).

(d)  Messrs. DiSessa and Letizia joined the Company in November 1998.

The Named Executives may participate in certain group life, health, and other non-cash benefit plans, which are generally available to all Company employees. The Company also maintained 401(k) Savings Plans covering all eligible employees who have attained the age of 21 years and worked at least 1,000 hours in a one-year period. The Company may make matching contributions at the discretion of the Board of Directors. For the years ended October 31, 1999 and 1998, the Company did not make any matching contributions.

The following table sets forth, for the Chief Executive Officer and the Named Executives, all grants of stock options made during the fiscal year ended October 31, 1999. Named Executives not listed did not receive grants of stock options during the fiscal year. The Company did not award any stock appreciation rights or reprice any stock options during fiscal 1999.


                     OPTION GRANTS IN THE LAST FISCAL YEAR
--------------------------------------------------------------------------------
                         Number of      % of Total
                        Securities    Options Granted  Exercise
                        Underlying    to Employees in   Price
Name                  Options Granted   Fiscal Year   ($/share)  Expiration Date
--------------------------------------------------------------------------------
Zach Lonstein           25,000 (1)          16%        $11.48     Dec. 31, 2003
Kenneth DiSessa          3,000 (2)           2%          9.00      Nov. 1, 2008
                        27,000 (3)          17%         10.47     June 30, 2009
Nicholas J. Letizia      8,000 (4)           5%          9.00      Nov. 1, 2008

(1) Becomes exercisable as to 5,000 shares in each of the five years beginning January 1, 1999.

(2) Becomes exercisable as to 600 shares in each of the five years beginning November 2, 1999.

(3) Becomes exercisable as to 5,400 shares in each of the five years beginning July 1, 2000.

(4) Becomes exercisable as to 1,600 shares in each of the five years beginning November 2, 1999.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

The following table contains information concerning the stock options held by the Chief Executive Officer and the Named Executives during the fiscal year ended October 31, 1999. No stock appreciation rights have been granted by the Company.

                               AGGREGATED OPTION EXERCISES DURING THE LAST FISCAL YEAR
                                          AND FISCAL YEAR-END OPTION VALUES
----------------------------------------------------------------------------------------------------------------------
                      Securities Received from            Number of Securities               Value of Unexercised
                    Exercise of Options during the       Underlying Unexercised            In-the-Money Options at
                     Year ended October 31, 1999     Options at October 31, 1999(#)         October 31, 1999($)(2)
                    ------------------------------   ------------------------------     ------------------------------
                                       Net Value
                       Number of        Received                           Un-                                 Un-
Name                     Shares          ($)(1)       Exercisable      Exercisable      Exercisable        exercisable
-------------------    ---------       -----------   -------------     ------------     ------------       -----------
Zach Lonstein            25,000         $ 87,500          75,000          50,000         $  345,435         $ 90,665
Robert Wallach           23,000          163,625         257,000         120,000          1,516,875          225,000
Kenneth DiSessa            --               --              --            30,000               --              3,375
Thomas Laudati             --               --            19,500           8,000            113,469           40,750
Nicholas J. Letizia        --               --              --             8,000               --              9,000

(1) The amount shown represents the aggregate excess of the market value of the shares of common stock as of the date of the exercise over the exercise price paid.

(2) The amounts shown represent the aggregate excess of the market value of shares of common stock underlying options at October 31, 1999 over the exercise price of those options.


COMPENSATION OF DIRECTORS

During fiscal year 1999, each of the members of the Board of Directors who was not a full-time employee of the Company was granted non-qualified options to purchase 1,250 shares of the Company's common stock for each meeting attended. Employees of the Company who are also Directors do not receive compensation for their service as Directors.


AGREEMENTS WITH CERTAIN EXECUTIVE OFFICERS AND DIRECTORS

On January 1, 1995, Mr. Lonstein entered into an employment agreement with the Company (the "1995 Agreement") for a term of five years, providing for a base annual salary of $250,000, annual increases of 5%, and an annual bonus equal to 5% of the amount by which the Company's yearly pretax net income (as defined therein) exceeds 150% of the pretax net income for the fiscal year ended October 31, 1992. During fiscal 1997, Mr. Lonstein voluntarily elected to reduce his annual compensation below the amount provided in his agreement. For fiscal 1999, Mr. Lonstein earned a bonus of $72,519, which was paid to him in February 2000.

Additionally, beginning on January 1, 1995, and on each of the four succeeding anniversaries thereof, the Company agreed to grant an option to Mr. Lonstein to purchase 25,000 shares of the Company's common stock at an exercise price equal to 110% of the market value of the stock on that date, in accordance with the 1992 Stock Option and Stock Appreciation Rights Plan. As of October 31, 1999, five such grants had been made. The 1995 Agreement also required that the Company provide Mr. Lonstein a current model automobile and all repairs, maintenance and certain related expenses; and purchase a health club membership for Mr. Lonstein and pay related expenses.

Effective as of November 1, 1999, Mr. Lonstein and the Company entered into a new employment agreement with a three-year term with automatic one-year extensions. This new agreement, which supercedes the 1995 Agreement, provides for an annual salary of $375,000 with increases in the second and third years of at least 5% per annum. The Compensation Committee of the Board of Directors may provide for a greater annual increase and will set the parameters for the bonus calculation. The new agreement also provides for a grant of a nonqualified option to purchase 150,000 shares of the Company's common stock at an exercise price equal to the market value of the stock on November 1, 1999, in accordance with the 1992 Stock Option and Stock Appreciation Rights Plan. In addition, the new agreement requires that the Company provide Mr. Lonstein a current model automobile, pay for all repairs, maintenance, and related expenses, and to also purchase a health club membership for Mr. Lonstein and pay related expenses. The new agreement provides that the Company shall nominate Mr. Lonstein to serve as the Chairman of the Company's Board of Directors.

The Company is the beneficiary of a $1,000,000 "key-man" life insurance policy that it maintains on Mr. Lonstein.

Effective as of November 1, 1999, Mr. Wallach and the Company entered into an employment agreement with a three-year term with automatic one-year extensions. This agreement provides for an annual salary of $375,000 with increases in the second and third years of at least 5% per annum. The Compensation Committee of the Board of Directors may provide for a greater annual increase and will set the parameters for the bonus calculation. The agreement also provides for a grant of a non-qualified option to purchase 150,000 shares of the Company's common stock at an exercise price equal to the market value of the stock on November 10, 1999, in accordance with the 1992 Stock Option and Stock Appreciation Rights Plan. In addition, the agreement requires that the Company provide Mr. Wallach a current model automobile; pay for all repairs, maintenance and related expenses; and purchase a health club membership for Mr. Wallach and pay related expenses. The agreement provides that the Company shall nominate Mr. Wallach to serve on the Company's Board of Directors. Upon consummation of the Proposed Transaction discussed below, this provision will be terminated.

On December 18, 1998, a subsidiary of the Company purchased certain assets and the business of Enterprise Technology Group, Incorporated ("Enterprise") for $4,000,000 in cash and 300,000 shares of the Company's common stock. Certain additional consideration in the form of cash and common stock may be payable, at various times, based upon the future performance of the acquired business over the period ending December 31, 2001. On February 22, 2000, the Company issued an additional 36,472 shares of its common stock to Enterprise in accordance with this provision. Mr. Ousley is a majority stockholder of Enterprise and receives a proportionate share of any consideration paid.

The purchase agreement also provided that Mr. Ousley should be appointed to the Company's Board of Directors, subject to the approval thereof, and further that he should be nominated to serve as a Director at the Company. The commitment to nominate Mr. Ousley began with last year's annual meeting and continues at this and one additional annual meeting, so long as Mr. Ousley remains an employee of the Company. Messrs. Lonstein and Wallach have agreed to vote their shares for his election.

Mr. Ousley has an employment and non-competition agreement. This agreement, which expires November 30, 2001, provides for an annual salary of $268,000 with increases and annual bonuses to be determined by the Board of Directors. The non-competition provisions of the agreement extend for one year after the termination of the agreement.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of October 31, 1999, Mr. Lonstein was indebted to the Company in the amount of $58,241. This indebtedness is payable on demand and bears interest at the prime rate of interest plus 1% per annum.

As of October 31, 1999, Mr. Wallach was indebted to the Company in the amount of $60,955. This indebtedness is payable on demand and bears interest at the prime rate of interest.

As compensation for providing a personal guarantee of certain acquisition indebtedness in connection with the acquisition of MCC Corporation ("MCC") by the Company in 1995, Mr. Lonstein was granted an annual fee of 3% of the $1,000,000 original value of that guarantee for the period during which the guarantee remains in effect. That fee was paid in the form of a monthly reduction in the Chief Executive Officer's indebtedness to the Company. On February 1, 1999, the Company made the final payment on that indebtedness, and Mr. Lonstein's guarantee terminated as of that date.

At the time of his election to the Company's Board of Directors in September 1998, Mr. Lynaugh purchased 10,000 shares of the Company's common stock from Mr. Lonstein, and was granted a non-qualified option to purchase an additional 10,000 shares.

               PROPOSAL II - APPROVAL OF AMENDMENT TO THECOMPANY'S
                   CERTIFICATE OF INCORPORATION TO CHANGE THE
                   NAME OF THE COMPANY TO "INFOCROSSING, INC."
                   -------------------------------------------


THE PROPOSAL

The Board of Directors believes that the Company should change its name to "Infocrossing, Inc." The Board believes that the new name better reflects the Company's expanded focus to include building and operating multiple Internet Data Centers.


VOTE REQUIRED

To become effective, the amendment must be adopted by the Board of Directors and the stockholders. The Board already has adopted the amendment. Under Delaware law and the Company's Certificate of Incorporation, the amendment must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Abstentions and broker non-votes will be treated as votes cast against Proposal II.

 THE OFFICERS AND DIRECTORS OF THE COMPANY WILL VOTE THE SHARES OF COMMON STOCK BENEFICIALLY OWNED OR CONTROLLED BY THEM (REPRESENTING APPROXIMATELY 38% OF THE
    SHARES OF COMMON STOCK ISSUED AND OUTSTANDING) IN FAVOR OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF
                      THE COMPANY TO "INFOCROSSING, INC."

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
           TO CHANGE THE NAME OF THE COMPANY TO "INFOCROSSING, INC."

                   PROPOSAL III - APPROVAL OF AMENDMENT TO THE
         COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER
            OF AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK
            --------------------------------------------------------

BACKGROUND

The Board of Directors believes that the Company should increase its authorized shares in connection both with the Proposed Transaction discussed below in Proposal VI and to facilitate the Company's future growth as additional equity is needed or desirable.


THE PROPOSAL

The Certificate of Incorporation of the Company currently authorizes the issuance of a total of 10,000,000 shares of common stock and 1,000,000 shares of preferred stock. On the record date, 5,003,929 shares of common stock were issued and outstanding and 1,160,748 shares of common stock were reserved for issuance under stock options and warrants granted or available for grant and 206,385 shares of common stock were reserved for issuance in connection with the Enterprise agreement discussed above, leaving 3,628,938 authorized shares of common stock available for future issuance. No shares of preferred stock were outstanding on the record date.

In part, the proposed increase in the number of authorized shares will be used in connection with the Proposed Transaction which is the subject of Proposal VI. Upon consummation of that transaction, it would be necessary for the Company to reserve additional shares of common stock for issuance upon conversion of the Series A Preferred Stock and exercise of the warrants. The Board of Directors also considers the proposed increase in the number of authorized shares desirable because it would give the Company the necessary flexibility to issue common stock or preferred stock to facilitate potential future growth.


DESCRIPTION AND TEXT OF PROPOSED AMENDMENT

On April 5, 2000, the Board of Directors unanimously adopted a resolution proposing and declaring the advisability of an amendment to Section 4 of the Certificate of Incorporation which would effect an increase in the number of authorized shares of common stock from 10,000,000 to 50,000,000 and the number of authorized preferred shares from 1,000,000 to 3,000,000. To become effective, the amendment must also be adopted by the stockholders of the Company. The resolution amending Section 4 of the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock and preferred stock is set forth below:

         Resolved:

                  That, subject to the approval of the shareholders of the Company, the Company's Certificate of Incorporation is hereby amended in the following respect:

         Article 4.1 is hereby amended to read in its entirety as follows:

                  "Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 53,000,000, consisting of 3,000,000 shares of preferred stock, par value $0.01 per share ("Preferred Stock"), and 50,000,000 shares of common stock, par value $0.01 per share ("Common Stock)."


REASONS FOR PROPOSED AMENDMENT

The Board of Directors considers the proposed increase in the number of authorized shares desirable because it would enable the Company to proceed with the Proposed Transaction described in Proposal VI below, and would also permit the Board to pursue its growth strategy on an on-going basis. The proposed increase would give the Board the necessary flexibility to have the Company issue common stock and/or preferred stock in connection with possible future transactions which management believes would provide potential growth for the Company. Additional authorized shares could also be used to raise cash through sales of stock to public and future private investors. Other than the Proposed Transaction, no definitive arrangements have been entered into in connection with any future transactions involving the issuance by the Company of shares of its common stock or preferred stock. Notwithstanding the foregoing, with the limited number of shares currently available, it would be impractical for the Company to evaluate or seek to consummate transactions that, if they could be accomplished, might enhance stockholder value. If additional shares are available, transactions dependent upon the issuance of additional shares would be less likely to be undermined by delays and uncertainties occasioned by the need to obtain prior stockholder authorization. The ability to issue shares by the Board, as deemed in the Company's best interests, will also permit the Company to avoid the expenses that would be incurred in holding special stockholders' meetings in the future.


CERTAIN EFFECTS OF THE PROPOSED AMENDMENT

The issuance of additional shares of common stock and preferred stock by the Company may potentially have an anti-takeover effect by making it more difficult to obtain stockholder approval of various actions, such as a merger or removal of management. The amendment to the Certificate of Incorporation, if approved, could strengthen the position of management and might make the removal of management more difficult, even if removal would be generally beneficial to the Company's stockholders. The authorization to issue the additional shares of common stock or preferred stock would provide management with a capacity to negate the efforts of unfriendly tender offerors through the issuance of securities to others who are friendly or desirable to management.

The proposed amendment to the Certificate of Incorporation is not the result of management's knowledge of any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise.The submission of the proposed amendment to the Certificate of Incorporation is not a part of any plan by the Company's management to adopt a series of amendments to the Company's Certificate of Incorporation or Bylaws so as to render the takeover of the Company more difficult.


VOTE REQUIRED

As discussed above, to become effective, the amendment must be adopted by the Board of Directors and the stockholders. The Board has already adopted the amendment. Under Delaware law and the Company's Certificate of Incorporation, the amendment must be approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock. Abstentions and broker non-votes will be treated as votes cast against Proposal III.

 THE OFFICERS AND DIRECTORS OF THE COMPANY WILL VOTE THE SHARES OF COMMON STOCK BENEFICIALLY OWNED OR CONTROLLED BY THEM (REPRESENTING APPROXIMATELY 38% OF THE
    SHARES OF COMMON STOCK ISSUED AND OUTSTANDING) IN FAVOR OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER
                   OF AUTHORIZED COMMON AND PREFERRED SHARES.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
  THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
       TO INCREASE THE NUMBER OF AUTHORIZED COMMON AND PREFERRED SHARES.

              PROPOSAL IV - APPROVAL OF AMENDMENT TO THE COMPANY'S
                CERTIFICATE OF INCORPORATION TO REMOVE ARTICLE 11
                -------------------------------------------------

Article 11 of the Company's Certificate of Incorporation provides that no security holder of the Company shall, because of its ownership of shares, have a pre-emptive or other right to purchase additional securities of the Company.

The terms of the Series A Preferred Stock to be issued as a part of the Proposed Transaction discussed below require that holders of the Series A Preferred Stock be granted certain contractual pre-emptive rights. Those pre-emptive rights are discussed below in Proposal VI. Because the Board of Directors has determined that the Proposed Transaction is in the best interests of the Company and its stockholders, the Board of Directors has also determined that it is in the best interests of the Company and its stockholders to remove Article 11 from its Certificate of Incorporation.

In general, removal of Article 11 will enable the Board of Directors to have more flexibility, without the additional vote of the Company's stockholders, to issue shares and other securities with such terms, conditions and designations as may, in its best judgment, be in the best interests of the Company. Those terms, conditions and designations would be able to include pre-emptive or other rights to purchase additional securities of the Company.

This Proposal may be deemed to have an anti-takeover effect, because the issuance of securities with pre-emptive rights could discourage others from making a tender offer or other takeover bid, even though the tender offer or other bid may be in the best interests of the Company and its stockholders.


VOTE REQUIRED

As discussed above, to become effective, the amendment must be adopted by the Board of Directors and the stockholders. The Board has already adopted the amendment. Under Delaware law and the Company's Certificate of Incorporation, the amendment must be approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock. Abstentions and broker non-votes will be treated as votes cast against Proposal IV.

 THE OFFICERS AND DIRECTORS OF THE COMPANY WILL VOTE THE SHARES OF COMMON STOCK BENEFICIALLY OWNED OR CONTROLLED BY THEM (REPRESENTING APPROXIMATELY 38% OF THE
    SHARES OF COMMON STOCK ISSUED AND OUTSTANDING) IN FAVOR OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO REMOVE ARTICLE 11.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
         THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF
                       INCORPORATION TO REMOVE ARTICLE 11.

            PROPOSAL V - APPROVAL OF THE RESTATEMENT OF THE COMPANY'S
              1992 STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN,
        INCLUDING AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR GRANT
        -----------------------------------------------------------------

On April 5, 2000, the Board of Directors adopted a resolution, subject to shareholder approval, to restate the 1992 Stock Option and Stock Appreciation Rights Plan (the "Plan") to incorporate all previous amendments, to make minor changes that do not have a substantive effect, and to increase the number of shares available for grant under the Plan from 1,700,000 to 2,700,000.

The Board of Directors believes that stock options are valuable tools for the recruitment, retention and motivation of qualified employees, including officers, and other persons who can materially contribute to the Company's success. As of the Record Date, 748 shares remained available and the Company has agreed to grant options for an additional 357,000 shares at various times and subject to certain conditions, including shareholder approval to increase the number of shares available for grant under the Plan. Further, the Company may wish to make additional grants to existing employees, new employees gained through normal growth or future business acquisitions (although the Company has no definitive plans for any such acquisitions at this time), or for other purposes. The Board of Directors believes that it is important to have additional shares available under the Plan to provide adequate incentives to the Company's workforce.

The material features of the Plan, including the proposed increase, are outlined below. The following summary is qualified in its entirety by reference to the full text of the Plan, reflecting the proposed increase, a copy of which is attached as Appendix A.

The affirmative vote of the holders of a plurality of the shares of common stock voting at the Meeting, in person or by proxy, is necessary for approval of the restated Plan and, unless this vote is received, the restatement of the Plan, including the increase in the number of options available for grant, will not become effective. Abstentions and broker non-votes will not be treated as votes cast against Proposal V.


PURPOSE OF PLAN

The purpose of the Plan is to provide incentives to selected directors, officers, employees and consultants of the Company and its subsidiaries, by providing them with the opportunities to realize stock appreciation, by facilitating stock ownership and by rewarding them for achieving a high level of corporate performance. The Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

ADMINISTRATION

The Plan is administered by a committee (the "Committee") appointed by the Company's Board of Directors. Except with respect to options granted to non-employee Directors, the Committee has the exclusive power to grant options under the Plan and to determine when and to whom options will be granted, and the form, amount and other terms and conditions of each grant, subject to the provisions of the Plan. The Committee has the authority to interpret the Plan and any grant or agreement made under the Plan.


ELIGIBILITY

The Plan provides for grants to all employees of the Company and its subsidiaries of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and for grants of non-qualified options to employees, officers, directors and consultants of the Company and its subsidiaries. Additionally, the Plan provides that each unaffiliated Director shall automatically be granted a stock option covering 1,250 shares for each meeting of the Board of Directors attended by that director during that fiscal year.


TYPES OF GRANTS

The Company has discretion to determine whether an option grant shall be an incentive stock option or a non-qualified option. Subject to certain restrictions applicable to incentive stock options, options will be exercisable by the recipients at those times as are determined by the Committee, but in no event may the term of an option be longer than ten years after the date of grant (five years with respect to an incentive option granted to an employee holding 10% or more of the Company's stock). Both incentive and non-qualified stock options may be granted to recipients at such exercise prices as the Committee may determine, except that the exercise price of an incentive stock option shall not be less than 100% of the fair market value of the stock on the date of its grant (110% in the case of a grant to a 10% or greater shareholder) and the exercise price of a non-qualified option granted to a non-employee Director shall be the fair market value of the stock on the date of its grant.

The purchase price payable upon exercise of options may be paid in cash, by delivering, subject to the approval of the Options Committee, stock already owned by the holder (where the fair market value of the shares delivered on the date of exercise is equal to the option price of the stock being purchased), by forfeiting options owned by the holder (where differences between the fair market value of the shares and the exercise price of the forfeited options is equal to the option price of the stock being purchased), or a combination of cash, stock, and forfeited options.


TRANSFERABILITY

During the lifetime of an employee to whom an option has been granted, only the employee, or the employee's legal representative, may exercise an option. No options may be sold, assigned, transferred, exchanged or otherwise encumbered except to a successor in the event of an option holder's death.

STOCK APPRECIATION RIGHTS

Options may be accompanied by either general or limited stock appreciation rights. Upon exercising a stock appreciation right, a related option shall no longer be exercisable, but the options shall be considered to have been exercised to that extent for purposes of determining the number of shares available for the grant of further options. Upon exercise of a right, the holder receives the difference between the fair market value per share on the date the right is exercised and the purchase price per share at which the option is exercisable, multiplied by the number of shares with respect to which the right is being exercised. A limited right, however, may be exercised only during the period of a tender or exchange offer for the Company's shares.


AMENDMENT OR TERMINATION

The Board of Directors may amend or discontinue the Plan but no amendment or termination shall be made that would impair the rights of any holder of any option granted before the amendment or termination.


FEDERAL TAX CONSIDERATIONS

The Company has been advised by its counsel that the grant, exercise and sale of options and stock under the Plan generally results in the following tax events for United States citizens under current United States Federal income tax laws.

Incentive Stock Options - A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time an incentive stock option is granted under the Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of an incentive stock option and the Company will not be entitled to any deduction in connection with that exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares by a recipient after the expiration of the statutory holding periods.

Except in the event of death, if shares acquired by a recipient upon the exercise of an incentive stock option are disposed of by the recipient before the expiration of the statutory holding periods, the recipient will be considered to have realized, as compensation taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on the disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount, since the recipient is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively.

The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, at the time of exercise of an incentive stock option, the recipient would realize income includable in alternative minimum taxable income.

Non-Qualified Stock Options - A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time a non-qualified stock option is granted under the Plan. At the time of exercise of a non-qualified stock option, the recipient would realize ordinary income, and the Company would be entitled to a deduction, equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. Upon disposition of the shares, any additional gain or loss realized by the recipient will be taxed as a capital gain or loss.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
             VOTE "FOR" THE APPROVAL OF THE RESTATEMENT OF THE 1992
           STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN, INCLUDING
           THE INCREASE IN THE NUMBER OF OPTIONS THAT MAY BE GRANTED.

               PROPOSAL VI - APPROVAL OF THE PROPOSED TRANSACTION
               --------------------------------------------------

INTRODUCTION

The Company has opened its first Internet Data Center ("IDC") in Leonia, New Jersey. That center was built during the final quarter of 1999 and began accepting customers in January 2000. Through the Company's wholly-owned subsidiary, Infocrossing, Inc., the Company now offers premium colocation and network management solutions to the e-commerce market. It is the Company's intention to develop 20 of these specialized facilities by the end of 2001. In connection with that plan, the Company has sought to raise additional capital.

The Company has now reached agreement with DB Capital Investors, Inc. (an affiliate of DB Capital Partners and Deutsche Bank) and Sandler Capital Partners IV, L.P., Sandler Capital Partners IV FTE, L.P., Sandler Internet Partners, L.P., and Sandler Co-Investment Partners, L.P. (affiliates of Sandler Capital Management) (collectively, the "Purchasers"), subject to certain conditions, including receipt of stockholder approval and expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1926, to purchase securities of the Company for a cash purchase price of $60,000,000 to be used to develop and operate IDC's and provide related services.


REASON FOR STOCKHOLDER APPROVAL

Under the Company's Certificate of Incorporation and the Delaware General Corporation Law, the Board of Directors of the Company has the authority to approve the issuance of preferred stock and warrants as a part of the Proposed Transaction. However, under the terms of the Securities Purchase Agreement between the Company and the Purchasers, stockholder approval of the Proposed Transaction is a condition to the Purchasers' obligation to purchase the Series A Preferred Stock and Warrants. In addition, under applicable Nasdaq National Market System rules, approval by a majority of votes cast is required for the Proposed Transaction. Satisfaction of the stockholder approval requirements set forth in the Securities Purchase Agreement will also satisfy the applicable rules of the Nasdaq National Market System.


GENERAL EFFECT OF PROPOSED TRANSACTION ON EXISTING STOCKHOLDERS

If the Proposed Transaction is approved, the rights of existing stockholders will be effected in several principal ways. The voting rights of the current stockholders will be diluted by the increase in the common stock outstanding. In addition, the issuance of the shares and warrants will have a dilutive effect on the earnings per share of the Company due to the potential increase in the number of shares of common stock outstanding. These dilutive effects are consequences of the significant number of shares of common stock that the Company may issue to the Purchasers upon conversion of the Series A Preferred Stock and exercise of the warrants. Upon consummation of the Proposed Transaction, the Purchasers will own securities convertible into, or exercisable for, approximately 37.5% of the issued and outstanding shares of common stock on a fully-diluted basis.

DESCRIPTION OF TRANSACTION

The summary description of the terms of the Proposed Transaction set forth in this Proxy Statement is qualified in its entirety by reference to the Securities Purchase Agreement and its exhibits, including the Registration Rights Agreement, the Stockholders Agreement and the Warrant Agreement, each of which is attached hereto as part of Appendix B.

The Securities Purchase Agreement provides that the Company will issue Series A Preferred Stock that is initially convertible into 1,573,770 shares of common stock at an initial conversion price of $38.125 per share and warrants to purchase 2,531,926 shares of common stock at an exercise price of $0.01 per share. Additionally, the Securities Purchase Agreement provides that the Series A Preferred Stock will have an aggregate liquidation preference of $60.0 million. The purchase price for the Series A Preferred Stock and warrants to be issued to the Purchasers at the closing is an aggregate of $60.0 million.

Other than the approval of our stockholders, the conditions to the Purchasers' obligations to acquire shares of Series A Preferred Stock and warrants include satisfaction or waiver of the following:

o The Company shall have executed and delivered the Warrant Agreement, the Registration Rights Agreement and the Stockholders Agreement discussed below;
o The Company shall have complied with all of its obligations and covenants in the Securities Purchase Agreement in all material respects;
o The Company's representations and warranties in the Securities Purchase Agreement shall be true and correct in all material respects at and as of the closing date;
o No material adverse change shall have occurred to the Company and its subsidiaries;
o Clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 shall have been received;
o No injunction, order or decree or provision of law shall be in effect which makes the Proposed Transaction illegal or restrains or prohibits the Proposed Transaction;
o All outstanding options and warrants on securities of Infocrossing, Inc. shall be converted into options or warrants of the Company;
o The Company's indebtedness under a credit facility provided by Kennedy-Wilson, Inc. and Cahill, Warnock Strategic Partners Fund, L.P., and Strategic Associates, L.P. (the "Kennedy-Wilson Credit Facility") shall be satisfied, either in cash or in securities of the Company; and
o The Company shall have paid DB Capital a fee of $1,200,000 and reimburse certain expenses of the Purchasers.


USE OF PROCEEDS

The Company will use the proceeds from the Proposed Transaction to pursue the business plan of developing and operating IDC's and may use a portion of the proceeds to repay the indebtedness under the Company's Kennedy-Wilson Credit Facility.

DESCRIPTION OF SERIES A PREFERRED STOCK

Upon consummation of the Proposed Transaction, the Company will issue 157,377 shares of Series A Preferred Stock to the Purchasers. The Securities Purchase Agreement provides that the Company will issue Series A Preferred Stock that is initially convertible into 1,573,770 shares of common stock at an initial conversion price of $38.125 per share and warrants to purchase 2,531,926 shares of common stock at an exercise price of $0.01 per share. Those shares will not be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchasers have agreed not to transfer the Series A Preferred Stock except pursuant to an effective Registration Statement under the Securities Act or pursuant to an applicable exemption from registration under the Securities Act. However, the Registration Rights Agreement to be entered into at the closing of the Proposed Transaction will give the Purchasers certain registration rights (see "Registration Rights Agreement").

The rights and preferences of the Series A Preferred Stock are as follows:

o Each share of Series A Preferred Stock maintains a liquidation preference of $381.25 per share, or an aggregate of $60 million;
o Each share of Series A Preferred Stock bears dividends at the rate of $7.625 per quarter, which will accumulate and compound at a rate of 8% for the first three years and thereafter may be accumulated and compounded or paid in cash, at the option of the Company;
o Each share of Series A Preferred Stock is initially convertible into ten shares of common stock of the Company at the option of the Purchasers, subject to adjustment provided in the Certificate of Organization;
o The Company has the option to redeem the Series A Preferred Stock at any time following five years from the closing date at the greater of (x) $381.25 per share plus all accrued and unpaid dividends or (y) the market value per share at the date of redemption of the common stock into which shares of the Series A Preferred Stock are convertible;
o The Purchasers have a one-year right to require the Company to redeem shares of Series A Preferred Stock after seven years from the closing date for $381.25 per share, plus all accrued and unpaid dividends thereon, if the then-current market value of the common stock is at least $73.01 (as adjusted);
o Each share of Series A Preferred Stock is entitled to vote on all matters on which holders of common stock are entitled to vote, with each share of Series A Preferred Stock having a number of votes equal to the number of shares of common stock into which the Series A Preferred Stock is convertible;

o The approval of the holders of two-third of the shares of Series A Preferred Stock is required for the Company to (i) amend its charter or By-laws so as to adversely effect the rights or preferences of the Series A Preferred Stock, (ii) merge or transfer all or substantially of its assets, reorganize, or take any action that is expected to result in a change of control of the Company or a planned liquidation, (iii) impose material restrictions on the Company's ability to honor the rights of the holders of the Series A Preferred Stock, (iv) authorize or sell any class or series of equity securities (other than stock options pursuant to existing plans or upon the conversion of the Series A Preferred Stock or the exercise of the warrants which ranks senior to, or PARI PASSU with, the Series A Preferred Stock), (v) subdivide or modify any outstanding shares of the Company if the rights of the holders of the Series A Preferred Stock are impaired, or
     (vi) pay any dividends on any class of stock (other than the Series A Preferred Stock) or redeem or repurchase any equity securities of the Company or its subsidiaries; and
o The conversion price of the Series A Preferred Stock shall be adjusted from time to time if the Company:
     o    pays a stock dividend;
     o issues or sells any shares of common stock or convertible securities at a price per share less than $14.61, as adjusted;
     o    subdivides or reclassifies its common stock;
     o    distributes assets to holders of common stock; or
     o    makes a tender offer for all or any portion of its common stock.


WARRANT AGREEMENT

At the closing of the Proposed Transaction, the Company will enter into a Warrant Agreement pursuant to which it will sell to the Purchasers warrants to purchase 2,531,926 shares of common stock. Those warrants are exercisable for seven years at an exercise price of $.01 per share. The warrants are subject to adjustment provisions that are similar to those contained in the terms of the Series A Preferred Stock.


REGISTRATION RIGHTS AGREEMENT

Neither the shares of Series A Preferred Stock, the warrants, nor the shares of common stock issuable upon conversion of the Series A Preferred Stock or exercise of the Warrants will be registered under the Securities Act and, therefore, will be restricted securities. However, the Company will enter into a registration rights agreement (the "Registration Rights Agreement") with the Purchasers pursuant to which the Purchasers will be entitled to certain rights with respect to registration under the Securities Act.

The Registration Rights Agreement will provide that, on or after the first anniversary of the closing date, the holders of a majority of the then outstanding securities initially held by DB Capital and the holders of a majority of the then outstanding securities initially held by Sandler Capital Management may each make up to two written requests for a demand registration (of which one such demand by each party may be a demand that the Company file with the Securities and Exchange Commission a registration statement for an offering to be made pursuant to Rule 415 of the Securities Act) and an unlimited number of piggy-back registrations (subject to customary cutback provisions). The Registration Rights Agreement will provide that the Company shall use its best efforts to maintain the effectiveness of the registration until the resale of all of the holders' securities. In addition, the Registration Rights Agreement will provide that, on or after the second anniversary of the closing date, holders of a majority of the then outstanding securities initially held by Zach Lonstein may make up to two written requests for a demand registration and an unlimited number of piggy-back registrations (subject to customary cutback provisions).


STOCKHOLDERS AGREEMENT

In connection with the closing of the Proposed Transaction, the Purchasers, the Company and Zach Lonstein, Robert Wallach and certain other specified officers and directors of the Company (the "Management Stockholders") will enter into a Stockholders Agreement. Among other things, the Stockholders Agreement provides that neither the Purchasers nor any of the individuals party to that agreement may transfer any securities except (i) upon death, (ii) to certain family members, (iii) pursuant to the Registration Rights Agreement, (iv) to the Company, or (v), with respect to the Purchasers, a transfer to an affiliate, in compliance with Rule 144 under the Securities Act, pursuant to a registration statement under the Securities Act or in a transaction exempt from the registration requirements of the Securities Act. In addition, Management Stockholders are permitted to freely trade their shares upon termination of employment under certain circumstances.

Each party to the Stockholders Agreement has also agreed to vote all his securities to elect to the Board of Directors (i) two individuals designated by Zach Lonstein, PROVIDED that so long as Zach Lonstein is the Chief Executive Officer of the Company, one such designee will be Zach Lonstein, (ii) two individuals designated by the DB Capital Purchasers, (iii) two individuals designated by the Sandler Capital Management purchasers and (iv) three additional directors, none of whom shall be an affiliate of the Company, designated by mutual consent of Zach Lonstein, the DB Capital purchasers and the Sandler Capital Management purchasers provided that, if the Chief Executive Officer of the Company has not been designated as a director of the Company pursuant to clause (i), (ii) or (iii) above, then one of the persons designated as a director pursuant to this clause (iv) shall be the Chief Executive Officer of the Company.

The Stockholders Agreement also provides that certain acts may not be taken without prior written approval of the Directors nominated by the Purchasers. Those acts include (i) the hiring or termination of any senior manager of the Company or any subsidiary, (ii) approval of the Company's annual business plan, operating budget and capital budget, (iii) any capital expenditure not reflected in the Company's annual capital budget which would cause the capital budget to be exceeded by $250,000; (iv) consolidation or merger of the Company, sale of all or substantially all of its assets, recapitalization or liquidation of the Company or other acts that could result in a change of control of the Company;

(v) authorizing or issuing additional equity securities of the Company, (vi) an acquisition or divestiture in excess of $5,000,000; (vii) incurring indebtedness in excess of $2,500,000; (viii) entering into a transaction with an affiliate or
(ix) increasing the securities available under an employee benefit plan.


BACKGROUND OF TRANSACTION

In pursuing the strategy discussed above, the Company has recognized a need to obtain significant additional financing. This need caused the Company to consider various alternative methods to raise additional funds. Among the alternatives considered by management of the Company were a public offering of equity of the Company, a public offering of equity of its Infocrossing subsidiary, private placement of either debt or equity securities of the Company and private placement of either debt or equity securities of Infocrossing, Inc. Management of the Company studied each of these alternatives carefully and initiated conversations with various financial consultants, underwriters and investment bankers. Management of the Company and the Board of Directors has concluded that the terms and conditions of the Proposed Financing provide a valuable opportunity for the Company to achieve its business plan, and are in the best interest of the Company and its stockholders.

The Company entered into discussions with the Purchasers in February 2000. The Company and the Purchaser entered into a non-binding letter of intent on March 9, 2000, and the Proposed Transaction was publicly announced on April 10, 2000. On April 7, 2000, the day preceding the announcement, the closing price of the Company's common stock on the Nasdaq National Market System was $38.125 per share. Following the announcement of the Proposed Offer, the last sale reported on the Nasdaq National Market System on April 10, 2000 was $40.75.

The Board of Directors has not engaged an investment banker or other third party to render a fairness opinion with respect to the terms of the Proposed Transaction.

 THE OFFICERS AND DIRECTORS OF THE COMPANY WILL VOTE THE SHARES OF COMMON STOCK BENEFICIALLY OWNED OR CONTROLLED BY THEM (REPRESENTING APPROXIMATELY 38% OF THE
    SHARES OF COMMON STOCK ISSUED AND OUTSTANDING) IN FAVOR OF THE PROPOSED TRANSACTION.THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
                   THE APPROVAL OF THE PROPOSED TRANSACTION.

                            SECURITIES ACT REPORTING
                            ------------------------

Section 16(a) of the Securities Exchange Act of 1934 requires the Executive Officers and Directors of the Company, and persons who beneficially own more than ten percent of the Company's Common Stock, to file reports of ownership of Company securities and changes of ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to the Company.

Based solely on a review of the copies of reports furnished to the Company or representations of the Company's Directors and Executive Officers that no additional reports were required, the Company believes that during the fiscal year ended October 31, 1999 the Executive Officers, Directors, and other persons beneficially owning more than ten percent of the Company's Common Stock complied with all applicable Section 16(a) filing requirements.


                   INFORMATION CONCERNING INDEPENDENT AUDITORS
                   -------------------------------------------


REPRESENTATION AT THE MEETING

A representative of Ernst & Young, LLP is expected to be present at the Meeting, will have an opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.


                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
                  ---------------------------------------------

In order for a stockholder proposal to be considered for inclusion in the Company's Proxy Materials for the 2001 Annual Meeting, it must be received by the Company's Secretary at 2 Christie Heights Street, Leonia, NJ 07605, no later than December 31, 2000.


OTHER BUSINESS

The Board of Directors knows of no other business to be acted upon at the Meeting other than the matters described in this Proxy Statement. If other business is properly presented for consideration at the Meeting, or any adjournment thereof, the enclosed Proxy shall be deemed to confer discretionary authority on the persons named therein to vote the shares represented by such Proxy as to such other business.

The Board of Directors would appreciate the prompt return of the enclosed Proxy, signed and dated.

                                  ANNUAL REPORT
                                  -------------

 A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED
  OCTOBER 31, 1999 WILL BE PROVIDED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE
    SECRETARY OF THE COMPANY AT 2 CHRISTIE HEIGHTS STREET, LEONIA, NJ 07605.

                                   APPENDIX A

                       COMPUTER OUTSOURCING SERVICES, INC.
                       -----------------------------------

                             1992 STOCK OPTION AND
                             ---------------------

                         STOCK APPRECIATION RIGHTS PLAN
                         ------------------------------

     1. PURPOSE. The Purpose of this 1992 Stock Option and Stock Appreciation Rights Plan ("PLAN") of Computer Outsourcing Services, Inc., a Delaware corporation, is to encourage certain officers, employees, directors and consultants of the Company (as hereinafter defined) to acquire and hold stock in the Company as an added incentive to remain with the Company and to increase their efforts in promoting the interests of the Company and to enable the Company to attract and retain persons of competence.

         The term "SUBSIDIARY," as used herein, shall mean any corporation (other than Computer Outsourcing Services, Inc.) in an unbroken chain of corporations beginning with and including Computer Outsourcing Services, Inc., if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The term "COMPANY," as used herein shall include Computer Outsourcing Services, Inc. and any present or future subsidiary thereof.

     2. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. Awards under the Plan shall be granted in the form of stock options ("OPTION" OR "OPTIONS"), which may either qualify for treatment as Incentive Stock Options ("ISOS") within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended, (THE "IRC") or not so qualify ("NON-QUALIFYING STOCK OPTIONS" OR "NQSOS"). Either type of Option may be accompanied by general or limited stock appreciation rights.

         The term "SHARES," as used herein, shall mean shares of the common stock, $.01 par value, of the Company. The term "GENERAL RIGHT" shall mean a stock appreciation right as defined in Section 9. The term "LIMITED RIGHT" shall mean a stock appreciation right as defined in section 10. The term "RIGHT" shall mean any General Right or Limited Right.

         The aggregate number of Shares which may be issued and sold under the Plan shall not, except as such number may be adjusted pursuant to Section 8 hereof, exceed 2,700,000 Shares, which may be either authorized and unissued Shares or issued Shares reacquired by the Company. The total number of Shares subject to Options authorized under the Plan shall be subject to increase or decrease in order to give effect to the adjustment provisions of Section 8 hereof and to give effect to any amendment adopted as provided in Section 12 hereof. Notwithstanding the above limitation, any shares subject to an Option under the Plan which terminates, is canceled or expires for any reason without being either exercised in full or surrendered in full in connection with the exercise of a Right, may again be subjected to an Option under the Plan, unless the Plan shall have been terminated. Existing Options may be canceled and new options granted at a lower price in the event of decline in the market value of the Shares.

3. ELIGIBILITY. ISO awards shall be granted only to officers (including those who are also directors) and other employees who, at the time of the grant of the award (a) are employees of the Company and (b) shall be selected by the Committee (as hereinafter defined). NQSO awards shall be granted only to officers, employees, directors and consultants of the Company who, at the time of grant of the award (a) serve in one or more of such capacities with the Company and (b) shall be selected by the Committee. A person to whom an award is granted hereunder is hereafter sometimes referred to as an "OPTIONEE."

     Optionee are eligible to receive more than one Option grant during the life of the Plan and such Option may be in addition to or in substitution for, an Option or Options previously granted under the Plan, under another stock option plan of the Company or under a plan of another corporation assumed by the Company. Related Rights may also be granted to such Optionee, pursuant to
Section 9 and 10 hereof, concurrently with or subsequent to any grant of Options. No Options or Rights shall be granted under the Plan after the tenth anniversary date of the adoption of the Plan by the Company's Board of Directors.

     Each Option and/or Right granted pursuant to the Plan shall be evidenced by a written Option and/or Right Agreement between the Company and the Optionee which shall contain such provisions, terms and conditions including the period of their exercise, whether in installments or otherwise, which need not be the same for all Options or Rights, as the Committee shall determine to be appropriate and within the contemplation of the Plan.

     As used in the Plan, the term "EMPLOYMENT" shall mean employment by the Company, and the term "EMPLOYEE" shall be deemed to include any salaried officer and any salaried person who is also a director; PROVIDED, that a director who is not a salaried employee shall not be entitled to receive or hold an ISO under the Plan. Whether military, government or public service shall constitute termination of employment for purposes of this Plan or any option granted thereunder shall be determined in each case by the Committee.

     Notwithstanding anything to the contrary continued herein, each Non-Employee Director (as defined below) shall automatically receive an Option to purchase 1,250 Shares for each meeting of the Board of Directors attended by that Non-Employee Director. As used in the Plan, the term "Non-Employee Director" shall mean a director of the Company who (i) is not an employee of the Company who is or who shall have been for at least one year prior to such appointment eligible to participate in the Plan or any other stock plan of the Company and (ii) is a "disinterested person" as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any similar rule which may be in effect.

4. ADMINISTRATION OF THE PLAN. The Board of Directors of the Company ("BOARD") shall appoint a committee ("COMMITTEE") to administer the Plan. The Committee shall consist of not less than two members of the Board, each of whom shall be a non-employee director.

     Subject to the express provisions of the Plan, the committee shall have the authority, exercisable in its discretion, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan including, without limiting the generality of the foregoing, to grant Options, to determine the purchase price of the Shares covered by each Option, the persons to who, and the time or times at which, Options shall be granted and the number of Shares to be covered by each Option; to determine which Options shall be accompanied by Rights; to interpret the Plan; to determine, in the case of employees, whether Options shall be ISO or NQSO's to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option and/or Rights Agreement (which need not be identical) entered into in connection with awards under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

     Vacancies in the Committee shall be filled by the Board. The Committee may act by a majority of its members either at a meeting, by written consent, or conference telephone meeting. No member of the Board or of the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option or Right. The Board may at any time remove one of more members of the Committee and substitute others, and a majority of disinterested members of the Board shall at all times have the right to exercise any and all rights and powers of the Committee.

5. OPTION PRICE. The purchase price of the Shares covered by each Option shall be established by the Committee, but in no event shall be less than 50% of the Fair Market Value of the Shares on the date the Option is granted. Notwithstanding the foregoing, the purchase price of the Shares covered by each Option granted to a Non-Employee Director shall be the Fair Market Value of the Shares on the date the Option is granted. The term "FAIR MARKET VALUE" shall mean (i) if the Shares are listed on a national securities exchange or the NASDAQ system, the mean between the highest and lowest sales prices for the Shares on such date, or, if no such prices are reported for such day, then on the next preceding day on which there were reported prices or (ii) if the Shares are not listed on a national securities exchange or the NASDAQ system, the mean between the bid and asked prices for the shares on such date, or if no such prices are reported for such day, then on the next preceding day on which there were reported prices. In the case of an ISO, in no event shall the purchase price of the Shares covered by the ISO be less than 100% of the Fair Market Value of the Shares on the date the ISO is granted. In the case of an ISO granted to an employee who owns, directly or through attribution, more than 10 percent of the total voting power of all classes of stock of the Company (an "INSIDER ISO"), the purchase price of the Shares shall in no event be less than 110% of the Fair Market Value of the Shares on the date the ISO is granted. The Option price may be subject to adjustment in accordance with the provisions of
Section 8 hereof. The date on which the Committee adopts a resolution expressly granting an Option shall be considered the date on which Option is granted. The price so determined shall also be applicable in connection with the exercise of any related Right.

6.   PERIOD OF OPTION AND CERTAIN LIMITATIONS ON RIGHT TO EXERCISE.

     (a) Options shall be exercisable over the Option period as, and at the times the Committee determines. The Option period shall be determined by the Committee, but shall not exceed ten years from the date of the grant of such option (except as provided in (e) below). In the case of an Insider ISO, the Option period shall not exceed five years from the date of the grant of such Option.

     (b) Except as provided in (d) and (e) below, however, an ISO may not be exercised unless the Optionee is then in the employ of the Company and shall have been continuously so employed since the date of the grant of the Option. Absence on leave approved by the Committee shall not be considered a termination of employment for any purpose of the Plan. The Committee may, if it or counsel for the Company shall deem it necessary or desirable for any reason, require as a condition of exercise, that the Optionee (or the purchaser acting under (c) or (e) below) represent in writing to the Company at the time of the exercise of such Option that it is the Optionee's then intention to acquire the Shares as to which the Option is then being exercised for investment and not with a view to the distribution thereof.

     (c) Options granted under the Plan to an Optionee shall not be transferable otherwise than by will or by the laws of descent and distribution, and such Option shall be exercisable, during the Optionee's lifetime, only by him or his legal guardian or legal representative. A transfer of an Option by will or by the laws of descent and distribution shall not be effective unless the Committee shall have been furnished with such evidence as it may deem necessary to establish the validity of the transfer.

     (d) Unless earlier terminated in accordance with their terms, all Options of any Optionee shall terminate ninety days after any of the following:

         (i) voluntary termination of employment by the Optionee, with or without Company consent, or

         (ii) termination of the Optionee's employment by the Company other than for cause, or

         (iii) termination of the Optionee's employment because of disability, retirement, or because the employing subsidiary has ceased to be a subsidiary of the Company and the Optionee did not, prior thereto or contemporaneously therewith, become an employee of the Company or of another subsidiary, or

         (iv) termination of the Optionee's service as a Director or consultant of the Company (other than for cause), unless the Optionee remains thereafter an employee of the Company;

PROVIDED, that if the employment of an Optionee (or service as a Director or consultant) shall be terminated for cause (which shall be determined by the Committee), all of such Optionee's Options shall terminate as of the date of such termination for cause.

         (e) If an Optionee dies while in the employ of the Company or in the service of the Company as a Director or consultant, or within ninety days after the date on which the Optionee ceased to be an employee, Director or consultant of the Company (other than by reason of termination for cause), the Option theretofore granted to the Optionee shall be exercisable by the Optionee's estate, or by a person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the Optionee, but only within a period of twelve calendar months next succeeding such death and then only if and to the extent that the Optionee was entitled to exercise such Option at the date of death, except that the number of shares may be adjusted in accordance with the provisions of Section 8 hereof.

         (f) An ISO, granted under the Plan, in order to remain qualified as such, shall be subject to all other limitations on exercise imposed by the IRC to qualify for treatment as an ISO.

7. PAYMENT OF OPTIONS PRICE AND CANCELLATION OF OPTIONS. An Option granted under the Plan shall be exercised by giving written notice of such exercise to the Secretary of the Company. The Option price for the Shares with respect to which any Option is exercised shall be paid in full at the time of exercise.

     The Option price shall be paid in (a) cash, (b) with the approval of the Committee (which may be withheld in its sole discretion), Shares having a fair market value, as determined by the Committee, at least equal to the Option price, (c) a cashless exercise whereby the Optionee forfeits unexercised Options and uses the difference between the fair market value of the Shares and the exercise price of the forfeited Options, (d) any combination of the foregoing; and with the approval of the Committee (which may be withheld in its sole discretion) may be affected wholly or in part by monies borrowed from the Company pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of Options and each Optionee; PROVIDED, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall then be permitted by and be in compliance with applicable law. An Option may not be exercised for a fraction of a Share. No holder of any Option or legal representative, legatee or distributee of such holder, as the case may be, will be, or will be deemed to be, a holder of any Shares covered by an Option unless and until certificates for the Shares are issued to the Optionee or representative, legatee or distributee under the Plan.

8. EFFECT OF CHANGES IN SHARES If there is any change in the Shares of the Company through the declaration of stock dividends, or through recapitalization resulting in stock splits, or combinations or exchanges of Shares, or otherwise, the number of Shares available for Options or Rights and the number of Shares thereof covered by outstanding Options or Rights, shall be proportionately adjusted for any increase or decrease in the number of issued Shares by the Board; PROVIDED, that any fractional Shares resulting from such adjustment shall be eliminated, by rounding to the nearest, whole number.

     In the event of the proposed dissolution or liquidation of the Company, or in the event of an offer as defined in Section 10, or a proposed sale of substantially all of the assets of the Company, or in the event of any merger or consolidation of the Company with or into another corporation, or in the event of any corporate separation or dissolution including, but not limited to, split-up, split-off or spin off, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option, at its then aggregate exercise price, solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, sale, consolidation or merger, or similar corporate event, by a holder of the number of Shares for which such Option might have been exercised immediately prior to such dissolution, liquidation, sale, consolidation or merger; or the Committee may provide, in the alternative, that each Option and Right granted under the Plan shall terminate as of a date to be fixed by the Board; PROVIDED, that no less than thirty days written notice of the date so fixed shall be given to each holder of Options and Rights, and each holder of Options and Rights shall have the right, during the period of thirty days preceding such termination, to exercise the Options and Rights as to all or any part of the Shares covered thereby, including Shares as to which such Options and Rights would not otherwise be exercisable.

     The preceding paragraph shall not apply to a merger or consolidation in which the Company is the surviving corporation and Shares are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of any corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the Shares (other than a change in par value, or from par value to no par value, or as a result of a subdivision or commination, but including any change in the Shares into two or more classes or series of shares), the Committee may provide that the holder of each Option and Right then exercisable shall have the right to exercise such Option or Right solely for the kind and amount of shares of Stock and other securities (including those of any new direct or indirect parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by a holder of the number of shares for which such Option or Right might have been exercised.

9.   STOCK APPRECIATION RIGHTS - GENERAL RIGHTS.

     (a) The Committee shall have authority to grant a General Right to the holder of any Option granted under this Plan (the "RELATED OPTION") with respect to all or some of the Shares covered by such Related Option. A General Right may be granted either at the time of grant of the Related Option or at any time thereafter during its term. Each General Right shall be exercisable only if, and to the extent that, the Related Option is exercisable. Notwithstanding the provisions of the preceding sentence, no General Right may be exercised until the expiration of six months from the date of grant of the General Right unless prior to the expiration of such six-month period the holder of the General Right ceases to be an employee of the Company because of such holder's death or physical or mental incapacity. Upon the exercise of a General Right, the Related Option shall cease to be exercisable to the extent of the Shares with respect to which such General Right is exercised, but shall be considered to have been exercised to that extent for purposes of determining the number of Shares available for the grant of further Options pursuant to this Plan. Upon the exercise or termination of a Related Option, the General Right with respect to such Related Options shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

     (b) The term "SPREAD" as used in this Section 9 shall mean with respect to the exercise of any General Right and amount equal to the product computed by multiplying (i) the excess of (A) the Fair Market Value per Share on the date such General Right is exercised over (B) the purchase price per Share at which the Related Option is exercisable by (ii) the number of Shares with respect to which such General Right is being exercised.

     (c) Upon the exercise of a General Right, the holder thereof, except as provided in Paragraph (d) of this Section 9, shall be entitled at the holder's election to receive either:

         (i) a number of Shares equal to the quotient computed by dividing the Spread by the Fair Market Value per Share on the date of exercise of the General Right; PROVIDED, that in lieu of fractional of Shares the Company shall pay cash equal to the same fraction of the Fair Market Value per Share on the date of exercise of the General Right, or

         (ii) an amount in cash equal to the Spread, or

         (iii) a combination of cash in the amount specified in such holder's notice of exercise, and a number of Shares calculated as provided in Clause (i) of this Paragraph (c), after reducing the Spread by such cash amount, plus cash in lieu of any fractional Share as above provided.

     (d) Notwithstanding the provisions of Paragraph (c) of this Section 9, the Committee shall have sole discretion to consent to or disapprove the election of a holder of a General Right to receive cash in whole or in part ("CASH ELECTION"), upon the exercise of a General Right. Such consent or disapproval may be given at any time after the election to which it relates. If the Committee shall disapprove a Cash Election, the exercise of the General Right with respect to which the Cash Election was made shall be of no effect but without prejudice to the right of the holder to exercise the General Right in the future in accordance with its terms.

     (e) Notwithstanding the provisions of Paragraph (c) of this Section 9, a Cash Election may be made only during the period beginning on the third business day following the date of release for publication of the quarterly and annual summary statements of sales and the earnings of the Company and ending on the 12th business day following such date.

     (f) A General Right may be granted to an Optionee irrespective of whether such Optionee is being granted or has been granted a Limited Right.

     (g) A General Right shall not be transferable except by will or by the law of descent and distribution. During the life of a holder of a General Right, the General Right shall be exercisable only by such holder or the holder's guardian or legal representative.

     (h) A person exercising a General Right shall not be treated as having become the owner of any Shares issued on such exercise until the Secretary of the Company shall have given written notification to the Transfer Agent of such exercise.

     (i) Each General Right shall be granted on such terms and conditions not inconsistent with this Plan as the Committee may determine and shall be evidenced by a right agreement, setting forth such terms and conditions, executed by the Company and the holder of the General Right (the "RIGHT AGREEMENT").

     (j) To exercise a General Right, the holder shall (i) give written notice thereof to the Company in form satisfactory to the Committee addressed to the Secretary of the Company specifying (A) the number of Shares with respect to which the General Right is being exercised, and (B) the amount the holder elects to receive in cash and the amount the holder elects to receive in Shares with respect to the exercise of the General Right, and (ii) if requested by the Committee, deliver the Right Agreement relating to the General Right being exercised and the Option Agreement for the Option to which such General Right relates to the Secretary of the Company who shall endorse thereon a notation of such exercise and return the Right Agreement and Option Agreement to the Optionee. The date of exercise of a General Right which is validly exercised shall be deemed to be the date on which the Secretary of the Company shall have received the instruments referred to in the first sentence of this Paragraph
(j).

     (k) The Company intends that Section 9 shall comply with the requirements of Rule 16b-3 (the "RULE") under the Securities Exchange Act of 1934 during the term of this Plan. Should any provisions of this Section 9 not be necessary to comply with the requirements of the Rule or should any additional provisions be necessary for Section 9 to comply with the requirements of the Rule, the Board or Committee may amend this Plan to add to or modify the provisions of this Plan accordingly.

10.  STOCK APPRECIATION RIGHTS - LIMITED RIGHTS.

     (a) The Committee shall have authority to grant a Limited Right to the holder of any Option granted under this Plan (the "RELATED OPTION") with respect to all or some of the Shares covered by such Related Option. A Limited Right may be granted either at the time of grant of the Related Option or at any time thereafter during its term. A Limited Right may be granted to an Optionee irrespective of whether such Optionee is being granted or has been granted a General Right. A Limited Right may be exercised only during the period beginning on the first day following the date of expiration of any Offer (as that term is defined in Paragraph (b) of this Section 10) for Shares and ending on the thirtieth day following such date. Each Limited Right shall be exercisable only if, and to the extent that, the Related Option is exercisable. Notwithstanding the provisions of the two immediately preceding sentences, no Limited Right may be exercised until the expiration of six months from the date of grant of the

Limited Right. Upon the exercise of a Limited Right, the Related Option shall cease to be exercisable to the extent of the Shares with respect to which such Limited Right is exercised, but shall be considered to have been exercised to that extent for purposes of determining the number of Shares available for the grant of further Options pursuant to this Plan. Upon the exercise or termination of a Related Option, the Limited Right with respect to such Related Option shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

     (b) The term "OFFER" as used in this Section 10 shall mean any tender offer or exchange offer for Shares, other than one made by the Company; PROVIDED that the corporation, person or other entity making the Offer acquires Shares pursuant to such Offer.

     (c) The term "OFFER PRICE PER SHARE" as used in this Section 10 shall mean with respect to the exercise of any Limited Right, the highest price per Share paid in any Offer which Offer is in effect at any time during the period beginning on the sixtieth day prior to the date on which such Limited Right is exercised and ending on the date on which such Limited Right is exercised. Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (i) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (ii) the valuation placed on such securities or property by the Committee.

     (d) The term "SPREAD" as used in this Section 10 shall mean with respect to the exercise of any Limited Right an amount equal to the product computed by multiplying (i) the excess of (A) the Offer Price per Share over (B) the purchase price per Share at which the Related Option is exercisable by (ii) the number of Shares with respect to which such Limited Right is being exercised.

     (e) Upon the exercise of a Limited Right, the holder thereof shall receive an amount in cash equal to the Spread.

     (f) Notwithstanding any other provision of this Plan, no General Right may be exercised at a time when any Limited Rights held by the holder of such General Right may be exercised.

     (g) Paragraphs (g) through (k) of Section 9 with respect to transfer and exercise of a General Right and compliance of the Plan with the requirements of the Rule shall apply to Limited Rights with the same effect as if set forth in this Section 10.


11.  SUBSTITUTE AWARDS.

     If an employee of a corporation, other than the Company, holds a stock option or stock appreciation right granted by such employee's employer-corporation (meaning thereby the corporation which actually employs the employee and any corporation which directly or indirectly controls the employee's actual employer), and the employee becomes an eligible employee of the company by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company and the employee's employer-corporation ("REORGANIZATION"), then the Committee may select such employee as an Optionee and direct the granting to the employee of an award of Options and/or Rights in substitution for the stock options and/or stock appreciation rights held by the employee. The Committee shall determine the terms and conditions of the substitute awards which may vary from the terms and conditions required by the Plan. At the time of any substitute award, the Committee shall determine the number of shares to be taken into account and the exercise price per Share consistent with the provisions of the Plan.

12.  AMENDMENT AND DISCONTINUANCE OF THE PLAN.

     The Board may at any time amend, modify, suspend or terminate the Plan, but except in accordance with the provisions of Section 8 hereof, no change shall be made which will have a material adverse effect upon any Option or Right previously granted unless the consent of the Optionee is obtained; PROVIDED, that, except in the case of adjustments made pursuant to Section 8 hereof, the Board may not, without further approval of the shareholders, (a) increase the maximum number of Shares for which Options and/or Rights may be granted under the Plan, or (b) change the class of persons eligible to receive Options and/or Rights; and PROVIDED FURTHER, that the provisions of the Plan providing for grants of Options specifically to Non-Employee Directors shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder.

13.  APPROVAL BY SHAREHOLDERS.

     The Plan shall become effective upon approval by the shareholders of Computer Outsourcing Services, Inc., a Delaware Corporation.

14.  USE OF PROCEEDS.

     The proceeds from the sale of Shares pursuant to Options granted under the Plan shall constitute general funds of the Company and many be used for its corporate purposes as the Board may determine.

15.  AGREEMENT BY OPTIONEE REGARDING WITHHOLDING TAXES

     If the Committee shall so require, as a condition of exercise, each Optionee shall agree that:

         (i) no later than the date of exercise of any Option and/or Right granted hereunder, the Optionee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld with respect to the Shares subject to Options and/or Rights; and

         (ii) the Company shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind, otherwise due to the Optionee, federal, state or local taxes of any kind required by law to be withheld with respect to the Shares subject to Options and/or Rights.

16.  RESTRICTED SHARES.

     In its discretion the Committee may issue Shares subject to certain restrictions upon exercise of Options pursuant to Section 7 or upon exercise of a General Right and election to receive Shares pursuant to Section 9 of the Plan. The term "RESTRICTED SHARES" shall mean the Shares that are made subject to restrictions on the transferability thereof until the recipient has remained in the employ of the Company or a Subsidiary for a specified period of time.

     (a) All restricted Shares shall be subject to (i) such restrictions on the transferability and encumbrance thereof until the recipient has remained in the employ of the Company for the period of time specified by the Committee with respect thereto, (ii) such provisions relating to the forfeiture of and right of the Company to reacquire the Shares if the recipient's employment terminates within such period of time, (iii) such provisions relating to the lapse of such restrictions, and (iv) such other terms and conditions, as may be determined by the Committee and are set forth in the Option Agreement. All stock certificates for such Shares shall bear a legend that the Shares represented thereby are subject to such restrictions, provisions, terms and conditions. If the Committee so determines, the stock certificates representing Restricted Shares shall be deposited by the recipient with a third party designated by the Committee until the restrictions thereon have lapsed.

     (b) The existence of restrictions on Restricted Shares shall not affect the rights of the recipient as a stockholder of the Company including the right to receive dividends on and to vote such Restricted Shares except that any Shares issued as a stock dividend on or in a stock spilt-up of the Restricted Shares or any other securities issued in exchange for the Restricted Shares shall be subject to the same restrictions, provisions, terms and conditions that are applicable to the Restricted Shares.

                                   APPENDIX B

                        DOCUMENTS RELATING TO PROPOSAL VI
                        ---------------------------------
                                                                       PAGE

         SECURITIES PURCHASE AGREEMENT by and between
           Computer Outsourcing Services, Inc. and each
           of the purchasers set forth on SCHEDULE A
           attached thereto                                            B-1

         EXHIBIT A to the SECURITIES PURCHASE AGREEMENT,
           CERTIFICATE OF DESIGNATION, with attached exhibit           B-42

         EXHIBIT B to the SECURITIES PURCHASE AGREEMENT,
           REGISTRATION RIGHTS AGREEMENT                               B-69

         EXHIBIT C to the SECURITIES PURCHASE AGREEMENT,
           WARRANT AGREEMENT, with attached exhibits                   B-88

         EXHIBIT D to the SECURITIES PURCHASE AGREEMENT,
           STOCKHOLDERS AGREEMENT, with schedules                      B-111

                          SECURITIES PURCHASE AGREEMENT
                          -----------------------------

         SECURITIES PURCHASE AGREEMENT dated as of April 7, 2000 (this "Agreement"), by and between Computer Outsourcing Services, Inc., a Delaware corporation (the "Company"), each of the purchasers set forth on SCHEDULE A attached hereto (each a "Purchaser" and collectively "Purchasers")).

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company proposes, subject to the terms and conditions set forth herein, to issue and sell to Purchasers 157,377 shares (the "Shares") of its 8% Series A Cumulative Convertible Participating Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock"), together with Series A Common Stock Warrants (the "Warrants") to purchase an aggregate of 2,531,926 shares (the "Warrant Shares") of common stock, par value $0.01 per share, of the Company (the "Common Stock"), to be issued upon exercise of the Warrants;

         WHEREAS, Purchaser desires, subject to the terms and conditions set forth herein, to purchase such Series A Preferred Stock from the Company; and

         WHEREAS, the parties intend that the proceeds of the sale of the Securities will be used to fund the business plan of Infocrossing;

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows.

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         (a) As used in this Agreement, the following terms shall have the following meanings:

         "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "APPLICABLE LAW" means (a) any United States federal, state, local or foreign law, statute, rule, regulation, order, writ, injunction, judgment, decree or permit of any Governmental Authority and (b) any rule or listing requirement of any applicable national stock exchange or listing requirement of any national stock exchange or Commission recognized trading market on which securities issued by the Company or any of the Subsidiaries are listed or quoted.

         "BUSINESS DAY" means any day other than a Saturday, a Sunday, or a day when banks in The City of New York are authorized by Applicable Law to be closed.

         "CAPITAL STOCK" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock and (ii) with respect to any other Person, any and all partnership or other equity interests of such Person.

         "CERTIFICATE OF DESIGNATION" means the Certificate of Designation of the Powers, Preferences and Other Special Rights and Qualifications thereof relating to the Series A Preferred Stock, in the form attached hereto as EXHIBIT A.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

         "COMMISSION" means the United States Securities and Exchange
Commission.

         "COMMISSION FILINGS" means all reports, registration statements and other filings filed by the Company with the Commission (and all notes, exhibits and schedules thereto and all documents incorporated by reference therein).

         "COMPANY DISCLOSURE SCHEDULE" shall mean the Company disclosure schedule delivered by the Purchaser concurrently with the date hereof.

         "COMPANY STOCKHOLDERS' MEETING" means the annual meeting of the Company to be held on or about May 5, 2000, in connection with the vote of such stockholders.

         "CONFIDENTIAL INFORMATION" shall mean any and all secret, confidential or proprietary technical and non-technical information, knowledge or data regarding the business, affairs, products and accounts of the Company and its Subsidiaries; PROVIDED, HOWEVER, that any information disclosed by a disclosing party will be considered "Confidential Information" of such party by the receiving party only if such information (a) if provided as information fixed in a tangible medium of expression, is conspicuously designated as "Confidential", "Proprietary" or some similar designation, or (b) if provided orally, is identified as confidential at the time of disclosure and confirmed in writing within thirty (30) days of disclosure. Notwithstanding anything to the contrary contained herein, "Confidential Information" shall not include any information, knowledge or data which (a) was in the public domain at or subsequent to the time such portion was communicated to the receiving party by the disclosing party through no fault of the receiving party, (b) was rightfully in the receiving party's possession free of any obligation of confidence at or subsequent to the time such portion was communicated to the receiving party by the disclosing party, (c) was developed by employees or agents of the receiving party independently of and without reference to any information communicated to the receiving party by the disclosing party, or (d) was communicated by the disclosing party to an unaffiliated third party free of any obligation of confidence.
                                     B-2

         "CONTRACT" means any contract, lease, loan agreement, mortgage, security agreement, trust indenture, note, bond, instrument, or other agreement or arrangement (whether written or oral).

         "CONVERSION SHARES" means the shares of Common Stock issuable upon the conversion of the Series A Preferred Stock in accordance with the terms of the Certificate of Designation.

         "DB CAPITAL" shall mean DB Capital Investors, L.P., a Delaware limited partnership.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all regulations promulgated thereunder, as in effect from time to time.

         "EQUITY DOCUMENTS" means this Agreement, the Registration Rights Agreement, the Certificate of Designation, the Warrant Agreement and the Stockholders Agreement.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, and the rules and regulations of the Commission promulgated thereunder.

         "GAAP" means United States generally accepted accounting principles, consistently applied.

         "GOVERNMENTAL AUTHORITY" means (i) any foreign, Federal, state or local court or governmental or regulatory agency or authority, (ii) any arbitration board, tribunal or mediator and (iii) any national stock exchange or Commission recognized trading market on which securities issued by the Company or any of the Subsidiaries are listed or quoted.

         "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and applicable rules and regulations.

         "INFOCROSSING" shall mean, Infocrossing, Inc., a Delaware corporation and a wholly owned Subsidiary of the Company.

         "LIEN" means any mortgage, pledge, lien, security interest, claim, restriction, charge or encumbrance of any kind.

         "MANAGEMENT STOCKHOLDERS" means the individuals listed on Schedule A to the Stockholders Agreement, as of the Closing Date.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on the condition (financial or otherwise), business, properties, assets, liabilities, operations, results of operations or prospects of the Company and the Subsidiaries, taken as a whole.

         "PERMITTED TRANSFEREE" means, with respect to Purchaser, or any Permitted Transferee of Purchaser, any Purchaser Affiliate or an Affiliate of such holder or any successor in interest of any of them, whether by merger, consolidation, dissolution, liquidation, or otherwise, PROVIDED, HOWEVER, that each Permitted Transferee must agree in writing pursuant to a Permitted Transferee Agreement, in accordance with the provisions of Section 6.5, to be bound by the terms, and subject to the conditions, of this Agreement to the same extent, and in the same manner, as Purchaser prior to the transfer of any Shares to such Permitted Transferee; and PROVIDED, FURTHER, that the transfer of Shares from such Purchaser to such Permitted Transferee is in compliance with all applicable securities laws.

         "PERSON" means any individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or agency or political subdivision thereof, or other entity.

         "PROXY STATEMENT" means the proxy statement and form of proxy mailed to the Company's Stockholders on February 28, 2000, as supplemented by Supplement and as otherwise supplemented from time to time.

         "PURCHASER AFFILIATE" means (a) any direct or indirect holder of any equity interests or securities in Purchaser (whether limited or general partners, members, stockholders or otherwise), (b) any Affiliate of Purchaser,
(c) any director, officer, employee, representative or agent of (i) Purchaser,
(ii) any Affiliate of Purchaser or (iii) any holder of equity interests or securities referred to in clause (a) above or (d) any person who is a "control person" of Purchaser, as defined under Section 15 of the Securities Act or
Section 20 of the Exchange Act.

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, to be dated as of the Closing Date, to be entered into by and between the Company and Purchaser, in the form attached hereto as EXHIBIT B.

         "SECURITIES" shall mean, collectively, the Shares and the Warrants.

         "SECURITIES ACT" means the Securities Act of 1933, and the rules and regulations of the Commission promulgated thereunder.

         "SERIES A PREFERRED STOCK" has the meaning set forth in the first recital to this Agreement. The Series A Preferred Stock has the designation, powers, preferences and rights, and qualifications, limitations and restrictions thereof set forth in the Certificate of Designation.

         "SUBSIDIARY" means, with respect to any Person (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by a subsidiary of such Person, or by such Person and one or more subsidiaries of such Person, (ii) a partnership in which such Person or a subsidiary of such Person is, at the date of determination, a general partner of such partnership and has the power to direct the policies and management of such partnership or
(iii) any other Person (other than a corporation) in which such Person, a subsidiary of such Person or such Person and one or more subsidiaries of such Person, directly or indirectly, at the date of determination thereof, has (A) at least a majority ownership interest or (B) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

         "SUBSIDIARY" means a subsidiary of the Company.

         "TRANSACTIONS" means the transactions contemplated by this Agreement.

         "WARRANT AGREEMENT" means the Warrant Agreement, to be dated as of the Closing Date, to be entered into by and between the Company and the party thereto, in the form attached hereto as EXHIBIT C.

         "WARRANTHOLDERS" means the warrantholders party to the Warrant
Agreement.

         (b) As used in this Agreement, the following terms shall have the meanings given thereto in the Sections set forth opposite such terms:

          Term                                         Section
          ----                                         -------

     Agreement                                         Preamble
     Closing                                           2.2
     Closing Date                                      2.2
     Common Stock                                      First Recital
     Company                                           Preamble
     Company Property                                  3.18
     DGCL                                              3.2(d)
     Employees                                         3.12(a)
     Employee Benefit Plans                            3.12(a)
     Environmental Claims                              3.18
     Environmental Law                                 3.18
     Governmental Licenses                             3.10
     Hazardous Materials                               3.18
     Immigration Laws                                  3.12(i)
     Indemnified Party                                 8.1(c)
     indemnified person                                8.1(b)
     Indemnifying Party                                8.1(c)
     Information                                       3.8
     Intellectual Property                             3.11
     Issuance                                          2.1
     Kennedy-Wilson Credit Facility                    3.14
     KW Securities                                     2.1(b)
     Losses                                            8.1(b)
     Material Contracts                                3.15
     Notices                                           8.2

     Permitted Liens                                   3.14
     Permitted Transferee Agreement                    6.5
     Projections                                       3.8
     Purchaser or Purchasers                           Preamble
     Release                                           3.18
     Shares                                            First Recital
     Share Transfer                                    6.5
     Stockholders Agreement                            2.2(d)
     Supplement                                        5.14(b)
     Tax                                               3.13(f)
     Tax Controversy                                   3.13(c)
     Tax Return                                        3.13
     URL                                               3.11
     Warrants                                          First Recital
     Warrant Shares                                    First Recital


                                   ARTICLE II

                                SALE AND PURCHASE
                                -----------------

         SECTION 2.1. AGREEMENT TO SELL AND TO PURCHASE; PURCHASE PRICE. (a) On the Closing Date, and upon the terms and subject to the conditions set forth in this Agreement, the Company shall issue and sell to Purchaser, and Purchaser shall purchase from the Company, the Securities set forth opposite such Purchaser's name on SCHEDULE A attached hereto (the "Issuance"), for the aggregate purchase price set forth opposite such Purchaser's name on SCHEDULE A attached hereto.

         (b) In lieu of repaying the indebtedness under the Kennedy Wilson Credit Facility in accordance with Section 7.2(n) of this Agreement, the Company may issue additional Securities (the "KW Securities") in amounts to be approved by the Purchasers, such approval not to be unreasonably withheld, in exchange for all outstanding notes and other securities issued pursuant to the Kennedy Wilson Credit Facility or any related agreements or understandings; PROVIDED, HOWEVER, that upon the consummation of such exchange, the Company, Infocrossing and its Subsidiaries shall have no further obligation or liability in respect of, or in relation to, the Kennedy Wilson Credit Facility or any related agreements or understandings (other than obligations or liabilities in respect of the KW Securities). The terms of any exchange agreement entered into by the Company in order to give effect to this Section 2.1(b) shall be no more favorable to the holders of indebtedness under the Kennedy Wilson Credit Facility than the terms of this Agreement are to the Purchasers and, in any event, shall be subject to the reasonable consent of the Purchasers, not to be unreasonably withheld.

         SECTION 2.2. CLOSING. Subject to the satisfaction or waiver of the conditions set forth in this Agreement, the purchase and sale of the Securities hereunder (the "Closing") shall take place at 10:00 p.m. at the offices of White & Case LLP, counsel to Purchaser, at 1155 Avenue of the Americas, New York, New York, on the date which is three Business Days after the conditions set forth in
Article VII have been satisfied or on such other date as the parties shall mutually agree upon (the "Closing Date").

         At the Closing:

         (a) each Purchaser shall deliver:

         (i) against delivery of certificates representing the Securities being purchased by such Purchaser pursuant to Section 2.1, an amount equal to the aggregate purchase price of such Securities as set forth on SCHEDULE A attached hereto via wire transfer of immediately available funds to such bank account as the Company shall designate not later than two Business Days prior to the Closing Date; and

         (ii) a copy of the Registration Rights Agreement executed by such Purchaser.

         (iii) a copy of the Warrant Agreement executed by such Purchaser.

         (b) The Company shall deliver to Purchasers:

         (i) against payment of the purchase price therefor as set forth opposite such Purchaser's name on SCHEDULE A attached hereto, (A) a certificate or certificates representing the Shares being purchased by such Purchaser pursuant to Section 2.1, which shall be in definitive form and registered in the name of such Purchaser or its nominee or designee and in a single certificate or in such other denominations as such Purchaser shall request not later than two Business Days prior to the Closing Date and (B) a certificate or certificates for the Warrants registered in the name of such Purchaser or the nominee or designee and in a single certificate or in such other denominations as such Purchaser shall request not later than two Business Days prior to the Closing Date;

         (ii) an opinion of counsel to the Company, dated the Closing Date, covering such matters as are customarily covered by such opinions, in form and substance acceptable to Purchasers;

         (iii) an officer's certificate of the Company as contemplated by
     Section 7.2(f);

         (iv) a certificate of the secretary of the Company setting forth (A) a copy of the Certificate of Incorporation of the Company and all amendments thereto (including, without limitation, the Certificate of Designation) as in effect on the date hereof and on the Closing Date all certified by the Secretary of State of the State of Delaware, (B) a copy of the by-laws of the Company, as in effect on the date hereof and on the Closing Date, (C) copies of all resolutions of the Company authorizing the Transactions; and
     (D) an incumbency certificate setting forth the name, title and authorized signature of each officer of the Company who will execute documents in connection with the transaction contemplated hereby;

         (v) a certificate of the Secretary of each Subsidiary setting forth (A) a copy of the Certificate of Incorporation or similar organic document of such Subsidiary, together with all amendments thereof, as in effect on the date hereof and on the Closing Date, in each case certified by the Secretary of State or similar authority of the jurisdiction of incorporation of such Subsidiary and (B) the by-laws, operating agreement or any similar document of such Subsidiary;

         (vi) a long-form good standing certificate of the Company and each Subsidiary issued by the Secretary of State of the relevant state of organization;

         (vii) a copy of the Registration Rights Agreement executed by the Company and Zach Lonstein; and

         (viii) a copy of the Warrant Agreement executed by the Company.

         (c) The Company shall deliver to DB Capital (or its designee) a transaction fee equal to $1,200,000 in immediately available funds by wire transfer to an account designated by Purchaser at least two Business Days prior to the Closing Date.

         (d) The Company shall deliver to Purchasers the Stockholders Agreement in the form of EXHIBIT D hereto, executed by the Company and the Management Stockholders (the "Stockholders Agreement").

         (e) The Company shall deliver to Purchasers evidence of the payment of all costs and expenses of Purchasers required to be reimbursed by the Company pursuant to Section 8.10 hereof.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY
                                 --------------

         The Company hereby represents and warrants to each Purchaser on the date hereof and on and as of the Closing Date as follows:

         SECTION 3.1. ORGANIZATION AND STANDING. Each of the Company, Infocrossing and the other Subsidiaries is duly organized, validly existing and in good standing under the laws of its state of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted and as proposed to be conducted. Each of the Company, Infocrossing and the other Subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of its business makes such qualification necessary, except for any such failures to so qualify or be in good standing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has delivered to Purchasers true and complete copies of the Company's Certificate of Incorporation, as amended to date, and by-laws, as in effect on the date hereof and the certificates of incorporation, by-laws or other similar organizational documents of Infocrossing and its other Subsidiaries, in each case, as amended through the date hereof.

         SECTION 3.2. CAPITAL STOCK; WARRANTS. (a) As of April 4, 2000, the authorized Capital Stock of the Company consists solely of (i) 10,000,000 shares of Common Stock, of which 5,009,487 shares are issued and outstanding, 5,608 shares are held in treasury and 1,160,100 are reserved for issuance upon the exercise of outstanding warrants, options and other convertible or exchangeable securities (other than the Securities), and (ii) 1,000,000 shares of preferred stock, par value $0.01 per share, of which, prior to the issuance of the Shares on the Closing Date as contemplated by this Agreement, no shares have been designated and no shares are issued or outstanding. As of the Closing Date, the authorized Capital Stock of the Company will consist solely of (i) 50,000,000 shares of Common Stock, of which 5,009,487 shares will be issued and outstanding (assuming no additional exercises of existing stock options), 5,608 shares will be held in treasury and 1,509,600 will be reserved for issuance upon the exercise of outstanding warrants, options and other convertible or exchangeable securities (other than the Securities), and (ii) 3,000,000 shares of preferred stock, par value $0.01 per share of which, prior to the issuance of the Shares on such date, as contemplated by this Agreement, no Shares will be designated or outstanding. Each share of Capital Stock of the Company that will be issued and outstanding immediately following the Closing, including without limitation the Shares, will be duly authorized and validly issued and fully paid and nonassessable, and the issuance thereof will not have been subject to any preemptive rights or made in violation of any Applicable Law.

         (b) Except as set forth on SCHEDULE 3.2 of the Company Disclosure Schedule, as of the date of this Agreement, there are and on the Closing Date there will be (i) no outstanding options, warrants, agreements, conversion rights, exchange rights, preemptive rights or other rights (whether contingent or not) to subscribe for, purchase or acquire any issued or unissued shares of Capital Stock of the Company or any Subsidiary, and (ii) no restrictions upon, or Contracts or understandings of the Company or any Subsidiary, or, to the knowledge of the Company, Contracts or understandings of any other Person, with respect to, the voting or transfer of any shares of Capital Stock of the Company or any Subsidiary. Infocrossing is a wholly owned subsidiary of the Company.

         (c) The Conversion Shares have been duly authorized and validly reserved for issuance in contemplation of the conversion of the Series A Preferred Stock and, when issued and delivered in accordance with the terms of the Certificate of Designation, will have been validly issued and will be fully paid and nonassessable, and the issuance thereof will not have been subject to any preemptive rights or made in violation of any Applicable Law.

         (d) The holders of the Series A Preferred Stock will, upon issuance thereof, have the rights set forth in the Certificate of Designation (subject to the limitations and qualifications set forth therein and under the General Corporation Law of the State of Delaware (the "DGCL")).

         (e) The Warrants have been duly authorized by the Company and, when issued and delivered by the Company in accordance with the terms of this Agreement and the Warrant Agreement will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms.

         (f) The Warrant Shares have been duly and validly authorized and validly reserved for issuance in contemplation of the exercise of the Warrants and, when issued and delivered in accordance with the terms of the Warrant Agreement, will be validly issued, fully paid and non-assessable, and the issuance thereof will not have been subject to any pre-emptive rights or made in violation of Applicable Law.

         SECTION 3.3. AUTHORIZATION; ENFORCEABILITY. The Company has all necessary power and authority to execute, deliver and perform its obligations under each of the Equity Documents, and has taken all action necessary to authorize the execution, delivery and performance by it of each of such Equity Documents and to consummate the Issuance. No other corporate or stockholder proceeding (other than the approval of the stockholders of the Company contemplated by Section 5.14) on the part of the Company is necessary for such authorization, execution, delivery and consummation. The Company has duly executed and delivered this Agreement and, at the Closing, the Company will have duly executed and delivered each of the other Equity Documents to be executed and delivered at or prior to Closing. This Agreement constitutes, and each of the other Equity Documents, when executed and delivered by the Company, will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         SECTION 3.4. NO VIOLATION; CONSENTS. (a) The execution, delivery and performance by the Company of each of the Equity Documents and the consummation by the Company of the Issuance do not and will not contravene any Applicable Law. Except as set forth on SCHEDULE 3.4 of the Company Disclosure Schedule, the execution, delivery and performance by the Company of each of the Equity Documents and the consummation of the Issuance (i) will not (A) violate, result in a breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any Contract to which the Company, Infocrossing or any other Subsidiary is a party or by which the Company, Infocrossing or any other such Subsidiary is bound or to which any of its assets is subject, or (B) result in the creation or imposition of any Lien upon any of the assets of the Company, Infocrossing or any other Subsidiary, except for any such violations, breaches, defaults or Liens that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or have a material adverse effect on the ability of the Company to perform its obligations under the Equity Documents and (ii) will not conflict with or violate any provision of the certificate of incorporation or by-laws or other governing documents of the Company, Infocrossing or the other Subsidiaries.

         (b) Except for (i) the filings by the Company, if any, required by the HSR Act, (ii) applicable filings, if any, required by applicable federal and state securities laws and (iii) filing of the Certificate of Designation with the Secretary of State of the State of Delaware, in each case, which shall be made (to the extent required) on or prior to the Closing Date, no consent, authorization or order of, or filing or registration with, any Governmental Authority or other Person is required to be obtained or made by the Company for the execution, delivery and performance of this Agreement or the consummation by the Company of the Issuance, or for the execution, delivery and performance by the Company of the Equity Documents, except where the failure to obtain such consents, authorizations or orders, or make such filings or registrations, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or a material adverse effect on the ability of the Company to perform its obligations under the Equity Documents.

         SECTION 3.5. COMMISSION FILINGS; FINANCIAL STATEMENTS. (a) The Company has timely filed all reports, registration statements and other filings, together with any amendments or supplements required to be made with respect thereto, that it has been required to file with the Commission under the Securities Act and the Exchange Act. As of the respective dates of their filing with the Commission, the Commission Filings complied in all material respects with the applicable provisions of the Securities Act and the Exchange Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

         (b) Each of the historical consolidated financial statements of the Company (including any related notes or schedules) included in the Commission Filings was prepared in accordance with GAAP (except as may be disclosed therein), and complied in all material respects with the rules and regulations of the Commission. Such financial statements fairly present the consolidated financial position of the Company and the Subsidiaries as of the dates thereof and the consolidated results of operations, cash flows and changes in stockholders' equity for the periods then ended (subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments). Except as set forth or reflected in the Commission Filings filed prior to the date hereof, the Company does not have any liabilities or obligations of any nature (whether accrued, absolute, contingent, unasserted or otherwise) that individually or in the aggregate would be expected to have a Material Adverse Effect.

         SECTION 3.6. ABSENCE OF CERTAIN CHANGES. Except as disclosed in the Commission Filings filed prior to the date hereof or on SCHEDULE 3.6 of the Company Disclosure Schedule, since October 31, 1999, there has not been (i) any event, occurrence or development of a state of circumstances or facts (or the failure of any of the foregoing to occur) that has had, or would reasonably be expected to have (a) a Material Adverse Effect or (b) a material adverse effect on the ability of the Company to perform its obligations under this Agreement or the Equity Documents; (ii) the businesses of the Company, Infocrossing and the other Subsidiaries have been conducted only in the ordinary course; (iii) neither the Company, Infocrossing or any of the other Subsidiaries has incurred any material liabilities (direct, contingent or otherwise) or engaged in any material transaction or entered into any material agreement outside of the ordinary course of business, except that on January 26, 2000, the Company entered into the Kennedy-Wilson Credit Facility; (iv) the Company, Infocrossing and its other Subsidiaries have not increased the compensation of any officer or director or granted any general salary or benefits increase, other than in the ordinary course of business; (v) neither the Company, Infocrossing nor any of the other Subsidiaries has taken any action referred to in Section 5.1, except as permitted thereby and, except that on January 26, 2000, the Company entered into the Kennedy-Wilson Credit Facility; (vi) there has been no declaration, setting aside or payment of any dividend or distribution with respect to any Capital Stock of the Company; or (vii) there has been no change by the Company, Infocrossing or the other Subsidiaries in accounting principles, practices or methods.

         SECTION 3.7. PRIVATE OFFERING. The offer and sale of the Securities is exempt from the registration and prospectus delivery requirements of the Securities Act. Neither the Company, nor anyone acting on behalf of it, has offered or sold or will offer or sell any securities, or has taken or will take any other action (including, without limitation, any offering of any securities of the Company under circumstances that would require, under the Securities Act, the integration of such offering with the offering and sale of the Shares), which would subject the Issuance to the registration provisions of the Securities Act.

         SECTION 3.8. PROVIDED INFORMATION. All written information (excluding information of a general economic nature and financial projections) concerning the Company, Infocrossing and the other Subsidiaries and the Transactions (the "Information") that has been or will be prepared by or on behalf of the Company or any of the Company's authorized representatives and that has been made or will be made available to Purchaser or any of their authorized representatives in connection with the Issuance, when taken as a whole, was or will be, at the time made available, correct in all material respects and did not or will not, at the time made available, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statements are made. All financial projections concerning the Company, Infocrossing and the Issuance (the "Projections") that have been prepared by or on behalf of the Company or any of the Company's authorized representatives and that have been or will be made available to the Purchasers or any of their authorized representatives in connection with the Issuance have been, and at the time made available will be, reasonably prepared on a basis reflecting the best currently available estimates and judgments of the Company's management as to the future financial performance of the Company, Infocrossing, the other Subsidiaries and the individual business segments thereof.

         SECTION 3.9. LITIGATION. Except as disclosed in the Commission Filings or as set forth in SCHEDULE 3.9, there is no action, suit, proceeding at law or in equity, or any arbitration or any administrative or other proceeding by or before (or to the knowledge of the Company any investigation by) any Governmental Authority, pending, or, to the best knowledge of the Company, threatened, against or affecting the Company, Infocrossing or any of its other Subsidiaries, or any of their properties or rights which could have a Material Adverse Effect or would be reasonably likely to prevent or materially delay consummation of the Transactions. There are no such suits, actions, claims, proceedings or investigations pending or, to the knowledge of the Company, threatened, seeking to prevent or challenging the transactions contemplated by this Agreement. Except as disclosed in the Commission Filings filed prior to the date hereof, neither the Company, Infocrossing nor any of its other Subsidiaries is subject to any judgment, order or decree entered in any lawsuit or proceeding which could have a material adverse effect on the ability of the Company, Infocrossing or any other Subsidiary to conduct its business as presently conducted or contemplated to be conducted or would be reasonably likely to prevent or materially delay consummation of the Transactions.

         SECTION 3.10. PERMITS AND LICENSES. The Company, Infocrossing and the other Subsidiaries have obtained all governmental permits, licenses, franchises and authorizations required for the Company, Infocrossing and the other Subsidiaries to conduct their respective businesses as currently conducted (collectively, "Governmental Licenses"), except for those of which the failure to obtain would not have a Material Adverse Effect or prevent or materially delay the consummation of the Transactions; the Company, Infocrossing and the other Subsidiaries, except where the failure to so comply would not, singly or in the aggregate, reasonably be expected to (i) have a Material Adverse Effect or (ii) prevent or materially delay the consummation of the Transactions, are in compliance with the terms and conditions of all such Governmental Licenses; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not reasonably be expected to (i) have a Material Adverse Effect, or (ii) prevent or materially delay the consummation of the Transactions; and neither the Company, Infocrossing nor any of the other Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to (i) have a Material Adverse Effect or (ii) prevent or materially delay the consummation of the Transactions. There exists no reason or cause that could justify the variation, suspension, cancellation or termination of any such Governmental Licenses held by the Company, Infocrossing or any of the other Subsidiaries with respect to the current or contemplated operation of their respective businesses, which variation, suspension, cancellation or termination could reasonably be expected to (i) have a Material Adverse Effect or (ii) prevent or materially delay the consummation of the Transactions.

         SECTION 3.11. INTELLECTUAL PROPERTY, ETC. In the operation of its business the Company, Infocrossing any the other Subsidiaries have used, and currently use, domestic and foreign patents, patent applications, patent licenses, software licenses, know-how licenses, trade names, trademarks, copyrights, unpatented inventions, service marks, trademark registrations and applications, service mark registrations and applications, copyright registrations and applications, uniform resource locators ("URLs"), Internet domain names, trade secrets and other confidential and proprietary information (collectively the "Intellectual Property"). SCHEDULE 3.11 of the Company Disclosure Schedule contains an accurate and complete list of all Intellectual Property which is of material importance to the operation of the business of the Company, Infocrossing or any of the other Subsidiaries. Unless otherwise indicated in the Commission Filings or on SCHEDULE 3.11 of the Company Disclosure Schedule, the Company (or the Subsidiary indicated) owns the entire right, title and interest in and to the Intellectual Property listed on such
SCHEDULE 3.11 of the Company Disclosure Schedule (including, without limitation, the exclusive right to sue and license the same) free and clear of any Liens (and without obligation to pay any royalty or other fee with respect thereto) and each item constituting part of the Intellectual Property which is owned by the Company, Infocrossing or any other Subsidiary and listed on SCHEDULE 3.11 of the Company Disclosure Schedule has been, to the extent indicated in SCHEDULE
3.11 of the Company Disclosure Schedule, duly registered with, filed in or issued by, as the case may be, the United States Patent and Trademark Office or such other government entities, domestic or foreign, or a duly accredited and appropriate domain name registrar, as are indicated in SCHEDULE 3.11 of the Company Disclosure Schedule and such registrations, filings and issuances remain in full force and effect. Neither the Company's, Infocrossing's or any of the other Subsidiaries' use or practice of the Intellectual Property infringes any other Person's rights thereto. No Intellectual Property set forth on SCHEDULE
3.11 of the Company Disclosure Schedule has been canceled, abandoned, or otherwise terminated and all renewal fees (if applicable) in respect thereof have been duly paid. Except as stated in SCHEDULE 3.11 of the Company Disclosure Schedule, there are no pending or to the best knowledge of the Company, threatened proceedings or litigation or other adverse claims affecting or with respect to the Intellectual Property listed on SCHEDULE 3.11 of the Company Disclosure Schedule. SCHEDULE 3.11 of the Company Disclosure Schedule lists all notices or claims currently pending or received by the Company, Infocrossing or any of its other Subsidiaries during the past two years which claim, as applicable, infringement, contributory infringement, inducement to infringe, misappropriation, misuse or breach by the Company, Infocrossing or any of its other Subsidiaries with respect to any Intellectual Property or license thereof and, except as set forth on SCHEDULE 3.11 of the Company Disclosure Schedule, there is, to the knowledge of the Company, no reasonable basis upon which any such claim may be asserted. To the best knowledge of the Company, except as indicated on SCHEDULE 3.11 of the Company Disclosure Schedule, no Person is infringing, misappropriating or misusing any of the Intellectual Property.

         SECTION 3.12. EMPLOYEE BENEFIT PLANS AND EMPLOYMENT MATTERS. (a)
SCHEDULE 3.12 of the Company Disclosure Schedule sets forth as of the date hereof a true and complete list of each "employee benefit plan" (as defined in Section 3(3) of ERISA) of the Company, Infocrossing and its other Subsidiaries in which current or former employees, agents, directors, or independent contractors of the Company, Infocrossing or its other Subsidiaries ("Employees") participate or pursuant to which the Company or any of its Subsidiaries may have a liability with respect to Employees (each, an "Employee Plan"). Except as disclosed in the Commission Filings or on SCHEDULE 3.12 of the Company Disclosure Schedule, neither the Company, Infocrossing nor any of its other Subsidiaries has any commitment to establish any additional Employee Plans or to modify or change materially any existing Employee Plan. The Company has made available to Purchaser with respect to each Employee Plan: (i) a true and complete copy of all written documents comprising such Employee Plan (including amendments and individual agreements relating thereto) or, if there is no such written document, an accurate and complete description of such Employee Plan; and (ii) the most recent financial statements, if any.

         (b) Each Employee Plan has been established and maintained in substantial compliance with its terms and the requirements of all Applicable Law, and all contributions required to be made to the Employee Plans have been made in a timely fashion.

         (c) Each Employee Plan which is intended to be "qualified" within the meaning of Section 401(a) of the Code has received a favorable determination letter or opinion letter from the Internal Revenue Service and, to the Company's knowledge, no event has occurred and no condition exists which could reasonably be expected to result in the revocation of any such determination letter or opinion letter

         (d) Neither the Company, Infocrossing nor any other Subsidiary currently maintains or contributes to, or has at any time maintained or contributed to or been obligated to contribute to, any plan, program or arrangement covered by Title IV of ERISA or subject to Section 412 of the Code or Section 302 of ERISA.

         (e) Neither the Company, Infocrossing nor any other Subsidiary, nor, to the Company's knowledge, any other "disqualified person" or "party in interest" (as defined in Section 4975(e)(2) of the Code and Section 3(14) of ERISA, respectively) has engaged in any transactions in connection with any Employee Plan that could reasonably be expected to result in the imposition of a material penalty pursuant to Section 502 of ERISA, material damages pursuant to Section 409 of ERISA or a material tax pursuant to Section 4975 of the Code.

         (f) Except as set forth in the Commission Filings or on SCHEDULE 3.12 of the Company Disclosure Schedule, none of the execution or delivery of the Equity Documents or the consummation of the transactions contemplated hereby or thereby (either alone or together with any additional or subsequent events), constitutes an event under any Employee Plan, loan to, or individual agreement or contract with, an Employee that may result in any material payment (whether of severance pay or otherwise), restriction or limitation upon the assets of any Employee Plan, acceleration of payment or vesting, increase in benefits or compensation, or required funding, with respect to any Employee, or the forgiveness of any loan or other commitment of any Employees.

         (g) There are no actions, suits, arbitrations, inquiries, investigations or other proceedings (other than routine claims for benefits) pending or, to the Company's knowledge, threatened, with respect to any Employee Plan, except for any of the foregoing that do not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         (h) No amounts paid or payable by the Company, Infocrossing or any other Subsidiary to or with respect to any Employee (including any such amounts that may be payable as a result of the execution and delivery of the Equity Documents or the consummation of the transactions contemplated hereby or thereby) will fail to be deductible for United States federal income tax purposes by reason of Section 280G of the Code, except as would not reasonably be expected, individually or in the aggregate to have a Material Adverse Effect.

         (i) the Company, Infocrossing and the other Subsidiaries are in compliance in all material respects with the terms and provisions of the Immigration Reform and Control Act of 1986, as amended, and all related regulations promulgated thereunder (the "Immigration Laws"). With respect to each employee of the Company, Infocrossing and the other Subsidiaries, for whom compliance with the Immigration Laws is required, the Company has supplied, or shall supply prior to the Closing Date, to Purchaser such employee's Form I-9

(Employment Eligibility Verification Form) and all other records, documents or other papers which are retained with the Form I-9 by the employer pursuant to the Immigration Laws. The Company, Infocrossing and the other Subsidiaries have never been the subject of any inspection or investigation relating to its compliance with or violation of the Immigration Laws, nor have they been warned, fined or otherwise penalized by reason of any such failure to comply with the Immigration Laws, nor is any such proceeding pending or to the Company's knowledge, threatened.

         (j) Except as set forth in the Commission Filings or on SCHEDULE 3.12 of the Company Disclosure Schedule, the Company, Infocrossing and the other Subsidiaries are in compliance in all material respects with all Applicable Laws respecting employment and employment practices, terms and conditions and wages and hours.

         SECTION 3.13. TAXES. Except as set forth on SCHEDULE 3.13 of the Company Disclosure Schedule:

         (a) The Company, Infocrossing and the other Subsidiaries have timely filed or caused to be timely filed all income Tax Returns and all material other United States federal, state, county, local and foreign Tax Returns required to be filed by or with respect to them. Such Tax Returns have accurately reflected all liability for Taxes of the Company, Infocrossing and the other Subsidiaries for the periods covered thereby. All Taxes have been paid in full on a timely basis other than (1) Taxes which individually or, together with all other unpaid Taxes, are immaterial, or (2) Taxes which are being contested in good faith by appropriate proceedings, diligently pursued, and which have been fully reserved on the balance sheet of the Company. The amount of the liability of the Company, Infocrossing and the other Subsidiaries for unpaid Taxes for all periods ending on or before October 31, 1999, does not, in the aggregate, exceed the amount of the current liability accrual for Taxes (including reserves for deferred Taxes) reflected on the Company's October 31, 1999 balance sheet; and all Taxes liabilities of the Company, Infocrossing and the other Subsidiaries since such time have been incurred in the ordinary course of business of the Company, Infocrossing or the other Subsidiaries, as the case may be; and all material Tax liabilities since such time have been set forth on the books and records of the Company, Infocrossing or another Subsidiary, as the case may be, and disclosed to Purchaser prior to the date hereof.

         (b) There are no material Tax assessments or adjustments that have been asserted against the Company, Infocrossing or the other Subsidiaries for any period.

         (c) There are no audits, examinations, actions, suits, proceedings, investigations, claims or assessments pending or, to the knowledge of the Company, threatened, against the Company, Infocrossing or any of the other Subsidiaries for any alleged deficiency in any Tax (a "Tax Controversy") and the Company has not been notified of any proposed Tax Controversy against the Company, Infocrossing or any of the other Subsidiaries (other than a Tax Controversy set forth on SCHEDULE 3.13 of the Company Disclosure Schedule which is being contested in good faith). There are no "deferred intercompany transactions" or "intercompany transactions" the gain or loss in which has not yet been taken into account under the consolidated return Treasury Regulations currently or previously in effect. Neither the Company, Infocrossing nor any of the other Subsidiaries have been included in any "consolidated," "unitary" or "combined" Tax Return provided for under the law of the United States, any foreign jurisdiction or any state or locality with respect to Taxes for any taxable period for which the statute of limitations has not expired. The Company has delivered to Purchaser correct and complete copies of all United States federal, state, and foreign income Tax Returns (to the extent filed as of the date hereof or, if not filed, correct and complete copies of extensions thereof), examination reports, statements of deficiencies assessed against or agreed to by the Company and any of its Subsidiaries, or any other similar correspondence from a taxing authority, relating to taxable years 1997, 1998 and 1999.

         (d) There are no liens for Taxes on the assets of the Company, Infocrossing or any of the other Subsidiaries, except for statutory liens for current Taxes not yet due and payable.

         (e) (i) Neither the Company, Infocrossing nor any of the other Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of Taxes of the Company, Infocrossing or any of the other Subsidiaries.

         (ii) All Taxes which the Company, Infocrossing or any of the other Subsidiaries is (or was) required by law to withhold or collect (other than immaterial amounts) have been duly withheld or collected, and have been timely paid over to the proper authorities to the extent due and payable.

         (iii) No claim has ever been made by any taxing authority in a jurisdiction where the Company, Infocrossing or any of the other Subsidiaries does not file Tax Returns that the Company, Infocrossing or any of the other Subsidiaries is or may be subject to taxation by that jurisdiction.

         (iv) There are no tax sharing, allocation, indemnification or similar agreements in effect as between the Company, Infocrossing or the other Subsidiaries or any predecessor or affiliate thereof and any other party under which the Company, Infocrossing, any other Subsidiary, or Purchaser could be liable for Taxes or other claims of any third party.

         (v) Neither the Company, Infocrossing nor any of the other Subsidiaries has applied for, been granted, or agreed to any accounting method change for which it will be required to take into account any adjustment under Section 481 of the Code or any similar provision of the Code or the corresponding tax laws of any nation, state or locality.

         (vi) No election under Section 341(f) of the Code has been made or shall be made prior to the Closing Date to treat the Company, Infocrossing or any of the other Subsidiaries as a consenting corporation, as defined in Section 341 of the Code.

         (vii) Neither the Company, Infocrossing nor any of the other Subsidiaries is a party to any agreement that would require the Company, Infocrossing or any of its Subsidiaries or any affiliate thereof to make any payment that would constitute an "excess parachute payment" for purposes of Sections 280G and 4999 of the Code.

         (viii) Neither the Company, Infocrossing nor any of the other Subsidiaries is a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code.

         (f) For purposes of this Agreement, the term "Tax" means any United States federal, state, county or local, or foreign or provincial income, gross receipts, profits, capital gains, capital stock, occupation, severance, stamp, withholding, property, sales, use, license, excise, franchise, employment, payroll, value added, alternative or added minimum, ad valorem or transfer tax, or any other tax, levy, custom, duty or governmental fee or other like assessment or charge of any kind whatsoever (whether payable directly or by withholding and whether or not requiring the filing of a Tax Return), together with all estimated taxes, deficiency assessments, additions to tax, interest or penalties imposed by any Governmental Authority, and shall include any liability for such amounts as a result either of being a member of a combined, consolidated, unitary or affiliated group or of a contractual obligation to indemnify any person or other entity. The term "Tax Return" means a report, return or other information (including any attached schedules or any amendments to such report, return or other information) required to be supplied to or filed with any Governmental Authority with respect to any Tax, including an information return, claim for refund, amended return or declaration or estimated Tax.

         SECTION 3.14. TITLE TO ASSETS. The Company, Infocrossing and each of the other Subsidiaries has good, valid and marketable title to (i) all of its material tangible properties and assets (real and personal), including, without limitation, all the properties and assets reflected in the consolidated balance sheet as of October 31, 1999 except as indicated in the notes thereto and except for properties and assets reflected in the consolidated balance sheet as of October 31, 1999 which have been sold or otherwise disposed of in the ordinary course of business after such date, and (ii) all the tangible properties and assets purchased by the Company and any of its Subsidiaries since October 31, 1999 except for such properties and assets which have been sold or otherwise disposed of in the ordinary course of business; in each case subject to no Lien, except for Permitted Liens. "Permitted Liens" means: (i) Liens for Taxes not yet due or payable; (ii) Liens reflected in the Commission Filings and Liens pursuant to the Loan and Security Agreement by and among Infocrossing, the Company, and Kennedy-Wilson, Inc., and Cahill, Warnock Strategic Partners Fund, L.P., and Strategic Associates, L.P., dated January 26, 2000 (the "Kennedy-Wilson Credit Facility"); (iii) Liens imposed by applicable law and incurred in the ordinary course of business for obligations not yet due and payable to laborers, materialmen and the like; (iv) zoning and other restrictions, variances, covenants, rights-of-way, encumbrances, easements and or other minor irregularities of title, none of which, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the value of any of the real property of the Company, or would impair in any material respect the ability of the Company or the relevant Subsidiary of the Company to sell such property for its current use; (v) with respect to items of personal property, unperfected purchase money security interests existing in the ordinary course of business without the execution of a security agreement and
(vi) other Liens which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

         SECTION 3.15. CONTRACTS. SCHEDULE 3.15 of the Company Disclosure Schedule sets forth the following oral or written contracts and other agreements to which the Company, Infocrossing or any of the other Subsidiaries is a party:

                  (a) any agreement (or group of related agreements, with the same third party or any of its Affiliates) for the lease of personal property providing for lease payments in excess of One Hundred Thousand Dollars ($100,000) per annum;

                  (b) any agreement (or group of related agreements) for the purchase or sale of supplies, products or other personal property, or for the furnishing or receipt of services, the performance of which involve consideration in excess of Fifty Thousand Dollars ($50,000) for any one such agreement (or Two Hundred Fifty Thousand Dollars ($250,000) for any group of related agreements) per annum; provided, however, that this clause (b) shall not include any employment agreement included pursuant to clause (e) below or excluded from clause
         (e) below by virtue of the monetary threshold set forth therein;

                  (c) any agreement concerning a partnership or joint venture;

                  (d) any agreement (or group of related agreements, with the same third party or any of its Affiliates) under which the Company, Infocrossing or any of the other Subsidiaries has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation, in excess of Fifty Thousand Dollars ($50,000) per annum or under which it has imposed a Lien on any of its material assets, tangible or intangible;

                  (e) any agreement with an employee of the Company, Infocrossing or any of the other Subsidiaries, providing for a base salary per annum in excess of One Hundred Thousand Dollars ($100,000);

                  (f) any other agreement (or group of related agreements with the same third party) the performance of which involves consideration or obligations valued in excess of Fifty Thousand Dollars ($50,000) per annum; provided, however, that this clause (f) shall not include any employment agreement excluded from clause (e) above by virtue of the monetary threshold set forth therein;

                  (g) any agreement (or group of related agreements with the same third party or any of its Affiliates) in respect of any loan or advance to, or investment in, any other Person, or any commitment to make any of the foregoing, by the Company, Infocrossing, or any of the Subsidiaries, in an amount in excess of Fifty Thousand Dollars ($50,000) excluding loans among the Company and its wholly owned Subsidiaries;

                  (h) any agreement, indenture or other instrument which contains restrictions on the Company's, Infocrossing's or the other Subsidiaries' ability to pay dividends or otherwise make distributions with respect to their Capital Stock;

                  (i) any agreement, contract or commitment limiting the ability of the Company, Infocrossing or any other Subsidiary to compete with any Person or engage in any line of business;

                  (j) any agreement, contract or commitment with any Affiliate (other than a wholly owned Subsidiary) of the Company; and

                  (k) any other material agreement, contract or commitment not entered into in the ordinary course of business.

         The foregoing are referred to hereafter as the "Material Contracts". With respect to the Material Contracts, except as set forth in SCHEDULE 3.15 of the Company Disclosure Schedule: (i) all are in full force and effect; (ii) neither the Company, Infocrossing nor any of the other Subsidiaries and, to the Company's knowledge, no other party thereto, is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under any such Material Contract; (iii) neither the Company, Infocrossing nor any of the other Subsidiaries has assigned any of its rights or obligations under any of the Material Contracts; and (iv) neither the Company, Infocrossing nor any of the other Subsidiaries has received any outstanding notice of cancellation or termination in connection with any of them.

         SECTION 3.16. INSURANCE. The Company, Infocrossing and the other Subsidiaries have obtained and maintained in full force and effect insurance (including director's and officer's insurance) with insurance companies or associations in such amounts, on such terms and covering such risks as disclosed in SCHEDULE 3.16 of the Company Disclosure Schedule.

         SECTION 3.17. INVESTMENT COMPANY. None of the Company, Infocrossing or the other Subsidiaries will be an "investment company" or "promoter" or "principal underwriter" for an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

         SECTION 3.18. ENVIRONMENTAL LAWS AND REGULATIONS. Except as set forth in the Commission Filings or on SCHEDULE 3.18 of the Company Disclosure Schedule, (a) Hazardous Materials have not at any time been generated, use, treated or stored on, or transported to or from, any Company Property or, to the knowledge of the Company, any property adjoining or adjacent to any Company Property, (b) Hazardous Materials have not at any time been released or disposed of on any Company Property or, to the knowledge of the Company, any property adjoining or adjacent to any Company Property, (c) the Company, Infocrossing and each of the other Subsidiaries are in compliance in all material respects with all Environmental Laws and the requirements of any permits issued under such Environmental Laws with respect to any Company Property, (d) there are no past, pending or threatened material Environmental Claims against the Company, Infocrossing or any of the other Subsidiaries or any Company Property, (e) there are no facts or circumstances, conditions or occurrences regarding any Company Property or, to the knowledge of the Company, any property adjoining or adjacent to any Company Property, that could reasonably be anticipated (A) to form the basis of a material Environmental Claim against the Company, Infocrossing or any of the other Subsidiaries or any Company Property or (B) to cause such Company Property to be subject to any material restrictions on its ownership, occupancy, use or transferability under any Environmental Law, and (f) there are not now and never have been any underground storage tanks located on any Company Property or, to the knowledge of the Company, on any property adjoining or adjacent to any Company Property.

         For purposes of this Agreement, the following terms shall have the following meanings: (A) "Company Property" means any real property and improvements owned or leased by the Company, Infocrossing or any of the other Subsidiaries; (B) "Hazardous Materials" means (i) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; (ii) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," or words of similar import, under any applicable Environmental Law; and (iii) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority; (C) "Environmental Law" means any federal, state or local statute, law, rule, regulation, ordinance, code or rule of common law in effect and in each case as amended as of the date hereof and Closing Date, and any judicial or administrative interpretation thereof applicable to the Company or its operations or property as of the date hereof and Closing Date, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 ET SEQ.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 ET SEQ.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251 ET SEQ.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 ET SEQ.; the Clean Air Act, 42 U.S.C. Section 7401 ET SEQ.; the Safe Drinking Water Act, 42 U.S.C.
Section 3808 ET SEQ.; and (D) "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings under any Environmental Law or any permit issued under any such Environmental Law (for purposes of this subclause (D), "Claims"), including without limitation (i) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment; and (E) "Release" means disposing, discharging, injecting, spilling, leaking, leaching, dumping, emitting, escaping, emptying or seeping into or upon any land or water or air, or otherwise entering into the environment.

         SECTION 3.19. STATE TAKEOVER STATUTES. The Board of Directors of the Company has approved the Transactions and the Equity Documents and such approval is sufficient to render inapplicable to the Transactions and the Equity Documents the provisions of Section 203 of the DGCL.

         SECTION 3.20. BROKERS AND FINDERS. No agent, broker, Person or firm acting on behalf of the Company is, or will be, entitled to any fee, commission or broker's or finder's fees from any of the parties hereto, or from any Person controlling, controlled by, or under common control with any of the parties hereto, in connection with this Agreement or any of the transactions contemplated hereby.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                                OF EACH PURCHASER
                                -----------------

         Each Purchaser hereby severally, and not jointly, represents and warrants to the Company, as to itself and as to no other person, as of the date hereof and as of the Closing Date as follows:

         SECTION 4.1. ORGANIZATION; AUTHORIZATION; ENFORCEABILITY. Such Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to own its properties and assets and to carry on its business as it is now being conducted and as currently proposed to be conducted. Such Purchaser has the power to execute, deliver and perform its obligations under each of the Equity Documents to which it is a party and has taken all action necessary to authorize the execution, delivery and performance by it of such Equity Documents and to consummate the transactions contemplated hereby and thereby. No other proceedings on the part of such Purchaser are necessary for such authorization, execution, delivery and consummation. Such Purchaser has duly executed and delivered this Agreement and, at the Closing, such Purchaser will have duly executed and delivered each of the other Equity Documents to be executed and delivered at or prior to Closing. This Agreement constitutes, and each of the other Equity Documents to which such Purchaser is a party, when executed and delivered by such Purchaser, will constitute, a legal, valid and binding obligation of such Purchaser.

         SECTION 4.2. PRIVATE PLACEMENT. (a) Such Purchaser understands that (i) the offering and sale of the Securities in the Issuance by the Company is intended to be exempt from registration under the Securities Act pursuant to
Section 4(2) thereof and (ii) there is no existing public or other market for the Securities.

         (b) Such Purchaser (either alone or together with its advisors) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Securities and is capable of bearing the economic risks of such investment.

         (c) Such Purchaser is acquiring the Securities to be acquired hereunder (and will acquire the Conversion Shares and the Warrants Shares) for its own account, for investment and not with a view to the public resale or distribution thereof, in violation of any securities law.

         (d) Such Purchaser understands that the Securities will be issued in a transaction exempt from the registration or qualification requirements of the Securities Act and applicable state securities laws, and that such securities must be held indefinitely unless a subsequent disposition thereof is registered or qualified under the Securities Act and such laws or is exempt from such registration or qualification.

         (e) Such Purchaser (A) has been furnished with or has had full access to all of the information that it considers necessary or appropriate to make an informed investment decision with respect to the Securities and that it has requested from the Company, (B) has had an opportunity to discuss with management of the Company the intended business and financial affairs of the Company and to obtain information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to it or to which it had access and (C) can bear the economic risk of (x) an investment in the Securities indefinitely and (y) a total loss in respect of such investment, has such knowledge and experience in business and financial matters so as to enable it to understand and evaluate the risks of and form an investment decision with respect to its investment in the Securities and to protect its own interest in connection with such investment; it being understood that nothing set forth in this Section 4.2(e) shall affect the representations, warranties or other obligations of the Company, or the rights and remedies of such Purchaser, under this Agreement in any way whatsoever.

         SECTION 4.3. NO VIOLATION; CONSENTS. (a) The execution, delivery and performance by such Purchaser of each of the Equity Documents to which it is a party and the consummation of the Transactions do not and will not contravene any Applicable Law. The execution, delivery and performance by such Purchaser of each of the Equity Documents to which it is a party and the consummation of the Transactions contemplated therein (i) will not violate, result in a breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any Contract to which such Purchaser is party or by which such Purchaser is bound or to which any of its assets is subject, except for any such violations, breaches or defaults that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations under this Agreement, and (ii) will not conflict with or violate any provision of the certificate of incorporation or by-laws or other governing documents of such Purchaser.

         (b) Except for (i) the filings by such Purchaser, if any, required by the HSR Act, and (ii) applicable filings, if any, with the Commission pursuant to the Exchange Act, in each case, which shall be made (to the extent required) on or prior to the Closing Date, no consent, authorization or order of, or filing or registration with, any Governmental Authority or other Person is required to be obtained or made by such Purchaser for the execution, delivery and performance of any of the Equity Documents to which it is a party or the consummation of any of the transactions contemplated therein, except where the failure to obtain such consents, authorizations or orders, or make such filings or registrations, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations under this Agreement.

                                  ARTICLE V

                           COVENANTS OF THE COMPANY
                           ------------------------

         SECTION 5.1. OPERATION OF BUSINESS. The Company agrees that, except as permitted, required or specifically contemplated by, or otherwise described in, this Agreement or the other Equity Documents or otherwise consented to or approved in writing by Purchasers during the period commencing on the date hereof and ending on the Closing Date:

         (a) The Company, Infocrossing and each of the other Subsidiaries will conduct their respective operations only according to their ordinary and usual course of business consistent with past practice and will use their reasonable best efforts to preserve intact their respective business organization, keep available the services of their officers and employees and maintain satisfactory relationships with licensors, suppliers, distributors, clients, joint venture partners, and others having significant business relationships with them;

         (b) Each of the Company, Infocrossing and the other Subsidiaries shall:

         (i) operate its business in all material respects in the ordinary course and in compliance with Applicable Laws;

         (ii) not adopt any amendment (other than the Certificate of Designation) to its Certificate of Incorporation or by-laws or comparable organizational documents, except as contemplated in the proposed Certificate of Amendment attached hereto as EXHIBIT E;

         (iii) not split, combine or reclassify any shares of the Company's Capital Stock;

         (iv) not declare or pay any dividend or distribution (whether in cash, stock or property) in respect of its Capital Stock or increase the number of shares subject to any stock incentive or option plan with respect to the Capital Stock of the Company, Infocrossing or any Subsidiary;

         (v) not take any action, or knowingly omit to take any action, that would, or that would reasonably be expected to, result in (A) any of the representations and warranties of the Company set forth in Article III becoming untrue or (B) any of the conditions to the obligations of Purchasers set forth in Section 7.2 not being satisfied or (C) the triggering of any of the anti-dilution adjustments contained in the Certificate of Designation (had such Certificate of Designation been in effect);

         (vi) not issue or sell any shares of its Capital Stock (other than in connection with the exercise of options or warrants outstanding on the date hereof) or any of its other securities, or issue any securities convertible into, or options, warrants or rights to purchase or subscribe to, or enter into any arrangement or contract with respect to the issuance or sale of, any shares of its Capital Stock or any of its other securities, or make any other changes in its capital structure;

         (vii) not acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business or division thereof;

         (viii) not, except to the extent required under existing employee and director benefit plans, agreements or arrangements as in effect on the date of this Agreement, increase the compensation or fringe benefits of any of its directors, officers or employees, except for increases in salary or wages of employees of the Company, Infocrossing or the other Subsidiaries who are not officers of the Company in the ordinary course of business in accordance with past practice, or grant any severance or termination pay not currently required to be paid under existing severance plans or enter into any employment, consulting or severance agreement or arrangement with any present or former director, officer or other employee of the Company or any of its Subsidiaries, or establish, adopt, enter into or amend or terminate any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any directors, officers or employees;

         (ix) not adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company, Infocrossing or any of the other Subsidiaries;

         (x) incur any material liability for Taxes other than in the ordinary course of business; or enter into any settlement or closing agreement with a taxing authority that materially affects or may materially affect the tax liability of the Company, Infocrossing or any of the other Subsidiaries; or

         (xi) not enter into any agreement or commitment to do any of the foregoing.

         SECTION 5.2. ACCESS TO BOOKS AND RECORDS. (a) The Company shall afford to Purchasers and Purchasers' accountants, counsel and representatives full access during normal business hours throughout the period prior to the Closing Date (or the earlier termination of this Agreement pursuant to Section 8.4) to all its properties, books, Contracts, commitments and records (including, but not limited to, tax returns) and, during such period, shall, upon request, furnish promptly to Purchasers (i) a copy of each report, schedule and other document filed or received by any of them pursuant to the requirements of Federal or state securities laws and (ii) all other information concerning its business, properties and personnel as Purchasers may reasonably request, provided that no investigation or receipt of information pursuant to this
Section 5.2 shall affect any representation, warranty or other obligation of the Company or the rights and remedies and conditions to the obligations of Purchasers.

         (b) The Company shall supplement the Information and the Projections from time to time until the Closing Date so that the representations and warranties in Section 3.8 shall remain correct, but no such supplement shall be given effect for purposes of determining whether the Company has breached any representations or warranties for purposes of Section 7.2 and Section 8.1.

         SECTION 5.3. AGREEMENT TO TAKE NECESSARY AND DESIRABLE ACTIONS. The Company shall (a) subject to the satisfaction of the conditions set forth in
Section 7.1, execute and deliver the Equity Documents and such other documents, certificates, agreements and other writings and (b) take such other actions, in each case, as may be necessary or reasonably requested by any Purchaser in order to consummate or implement the Issuance in accordance with the terms of this Agreement.

         SECTION 5.4. COMPLIANCE WITH CONDITIONS. The Company shall use its reasonable best efforts to cause all conditions precedent to the obligations of the Company and Purchasers to be satisfied. Upon the terms and subject to the conditions of this Agreement, the Company will use its reasonable best efforts to take, or cause to be taken, all action, and do, or cause to be done, all things necessary, proper or advisable consistent with Applicable Law to consummate and make effective in the most expeditious manner practicable the Issuance in accordance with the terms of this Agreement.

         SECTION 5.5. HSR ACT NOTIFICATION. To the extent required by the HSR Act, the Company shall, to the extent it has not already done so, (a) file or cause to be filed, as promptly as practicable after the execution and delivery of this Agreement, with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice, all reports and other documents required to be filed by it under the HSR Act concerning the transactions contemplated hereby and (b) promptly comply with or cause to be complied with any requests by the United States Federal Trade Commission or the Antitrust Division of the United States Department of Justice for additional information concerning such transactions, in each case so that the waiting period applicable to this Agreement and the transactions contemplated hereby under the HSR Act shall expire as soon as practicable after the execution and delivery of this Agreement. The Company agrees to request, and to cooperate with Purchasers in requesting, early termination of any applicable waiting period under the HSR Act.

         SECTION 5.6. CONSENTS AND APPROVALS. The Company (a) shall use its reasonable best efforts to obtain all necessary consents, waivers, authorizations and approvals of all Governmental Authorities and of all other Persons required in connection with the execution, delivery and performance of the Equity Documents or the consummation of the Issuance and (b) shall diligently assist and cooperate with Purchaser in preparing and filing all documents required to be submitted by Purchasers to any Governmental Authority in connection with the Issuance (which assistance and cooperation shall include, without limitation, timely furnishing to Purchasers all information concerning the Company, Infocrossing and the other Subsidiaries that counsel to Purchasers determines is required to be included in such documents or would be helpful in obtaining any such required consent, waiver, authorization or approval).

         SECTION 5.7. RESERVATION OF SHARES. The Company shall:

         (i) cause to be authorized and reserve and keep available at all times during which any of the Shares and Warrants remain outstanding, free from preemptive rights, out of its treasury stock or authorized but unissued shares of Capital Stock, or both, solely for the purpose of effecting the conversion of the Shares and/or exercise of the Warrants pursuant to the terms of the Certificate of Designation or the Warrant Agreement, as the case may be, sufficient shares of Common Stock to provide for the issuance of the maximum number of shares issuable upon conversion of outstanding Shares and Warrants;

         (ii) issue and cause the transfer agent to deliver such shares of Common Stock as required upon conversion of the Shares and/or the exercise of the Warrants, and take all actions necessary to ensure that all such shares will, when issued and paid for pursuant to the conversion of the Shares and/or exercise of the Warrants, be duly and validly issued, fully paid and nonassessable; and

         (iii) if any shares of Common Stock reserved for the purpose of issuance upon conversion of the Shares and/or exercise of the Warrants require registration with or approval of any Governmental Authority under any Applicable Law before such shares may be validly issued or delivered, secure such registration or approval, as the case may be, and maintain such registration or approval in effect so long as so required.

         SECTION 5.8. USE OF PROCEEDS. The Company shall use the proceeds from the Issuance to finance the execution of the Infocrossing, Inc. business plan and to repay the indebtedness under the Kennedy-Wilson Credit Facility.

         SECTION 5.9. FILING OF CERTIFICATE OF DESIGNATION. Prior to the Issuance, the Company shall file the Certificate of Designation with the Secretary of State of the State of Delaware pursuant to Section 151(g) of the DGCL.

         SECTION 5.10. LISTING OF SHARES. The Company shall cause the Conversion Shares and the Warrant Shares to be listed or otherwise eligible for trading on the NASDAQ National Market System or such other national securities exchange on which constitutes the principal trading U.S. market for the Common Stock.

         SECTION 5.11. PERIODIC INFORMATION. For so long as the Shares or any Conversion Shares or Warrant Shares are outstanding the Company shall file all reports required to be filed by the Company under Section 13 or 15(d) of the Exchange Act and shall provide the holders of the Securities, the Conversion Shares and the Warrant Shares and prospective purchasers of such shares with the information specified in Rule 144A(d) under the Securities Act.

         SECTION 5.12. LEGENDS. So long as applicable, each certificate representing any portion of the Shares, the Conversion Shares or the Warrant Shares shall be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS AGAINST TRANSFER SET FORTH IN A STOCKHOLDERS AGREEMENT DATED AS OF MAY __, 2000, AS MAY BE AMENDED FROM TIME TO TIME. A COPY OF SUCH STOCKHOLDERS AGREEMENT HAS BEEN FILED IN THE OFFICE OF THE COMPANY LOCATED AT 2 CHRISTIE HEIGHTS STREET, LEONIA, NEW JERSEY 07605, WHERE THE SAME MAY BE INSPECTED DAILY DURING BUSINESS HOURS.

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. SUCH SHARES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OTHER THAN PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS."

After the above requirement for a legend is no longer applicable because the Shares are freely transferable under the Securities Act, the Company shall remove such legend upon request from a holder of such Shares, if outside counsel for such holder reasonably determines that the transfer of such Shares is no longer restricted by the Securities Act and outside counsel for the Company reasonably concurs in such determination.

         SECTION 5.13. DIRECTORS AND OFFICERS INSURANCE; INDEMNIFICATION. For so long as Purchaser holds any Shares, the Company shall maintain directors' and officers' insurance with policy limits and deductibles at least as favorable to the beneficiaries of such insurance as are currently maintained and otherwise on terms reasonably comparable to the coverage maintained by the Company on the date hereof, such insurance to be maintained with an insurer with an A.M. Best financial strength rating of "A" or better. For so long as Purchaser holds any Shares, the Company shall indemnify the Company's directors and officers to the fullest extent permitted under the DGCL and shall enter into all such agreements and use its best efforts to obtain any necessary amendments to its Certificate of Incorporation or by-laws to give effect to this Section 5.13.

         SECTION 5.14. STOCKHOLDERS' APPROVAL; PROXY STATEMENT. (a) The Company, acting through its Board of Directors, shall, in accordance with Applicable Law, take all such action as is necessary or appropriate to submit to the stockholders of the Company at the Company Stockholders' Meeting a resolution approving the issuance of the Securities and the other Transactions. The Company agrees that it shall use its reasonable best efforts to solicit from its stockholders proxies, and shall take all other action necessary and advisable, to secure the vote of its stockholders required by Applicable Law to obtain the approval of this Agreement and will include in the Proxy Statement supplement described below the recommendation of its Board of Directors that holders of Common Stock approve and adopt the resolutions authorizing the issuance of the Securities and the Transactions.

         (b) (i) As promptly as practicable, the Company will prepare and file a supplement (the "Supplement") to the Proxy Statement with the Commission and will use its best efforts to respond to any comments of the Commission in connection therewith and to furnish all information required to prepare the Supplement. The Company will cause the Supplement to be mailed to the stockholders of the Company and, if necessary, after the Supplement shall have been so mailed, promptly circulate amended, supplemental or supplemented proxy material and, if required in connection therewith, resolicit proxies.

         (ii) To the extent necessary to distribute the Supplement and solicit proxies in favor of the resolutions described therein or to otherwise give effect to this Section 5.14, the Company will postpone the Company Stockholders' Meeting.

                                   ARTICLE VI

                           COVENANTS OF EACH PURCHASER
                           ---------------------------

         SECTION 6.1. AGREEMENT TO TAKE NECESSARY AND DESIRABLE ACTIONS. Each Purchaser shall (a) subject to the satisfaction of the conditions set forth in
Section 7.2, execute and deliver each of the Equity Documents to which it is a party and such other documents, certificates, agreements and other writings and
(b) take such other actions as may be reasonably necessary, desirable or requested by the Company in order to consummate or implement the Issuance to such Purchaser in accordance with the terms of this Agreement.

         SECTION 6.2. COMPLIANCE WITH CONDITIONS; BEST EFFORTS. Each Purchaser will use its reasonable best efforts to cause all of the obligations imposed upon it in this Agreement to be duly complied with, and to cause all conditions precedent to the obligations of the Company and such Purchaser to be satisfied. Upon the terms and subject to the conditions of this Agreement, each Purchaser will use its reasonable best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable consistent with applicable law to consummate and make effective in the most expeditious manner practicable the Issuance to such Purchaser in accordance with the terms of this Agreement.

         SECTION 6.3. HSR ACT NOTIFICATION. To the extent required by the HSR Act, each Purchaser shall, if it has not already done so, (a) use commercially reasonable efforts to file or cause to be filed, as promptly as practicable after the execution and delivery of this Agreement, with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice, all reports and other documents required to be filed by it under the HSR Act concerning the transactions contemplated hereby and (b) use commercially reasonable efforts to promptly comply with or cause to be complied with any requests by the United States Federal Trade Commission or the Antitrust Division of the United States Department of Justice for additional information concerning such transactions in each case so that the waiting period applicable to this Agreement and the transactions contemplated hereby under the HSR Act shall expire as soon as practicable after the execution and delivery of this Agreement. Each Purchaser agrees to request, and to cooperate with the Company in requesting, early termination of any applicable waiting period under the HSR Act.

         SECTION 6.4. CONSENTS AND APPROVALS. Each Purchaser (a) shall use its reasonable best efforts to obtain all necessary consents, waivers, authorizations and approvals of all Governmental Authorities other than as expressly set forth in Section 6.3 regarding the HSR Act, and of all other Persons required in connection with the execution, delivery and performance of this Agreement or the consummation of the Issuance to such Purchaser and (b) shall assist and cooperate with the Company in preparing and filing all documents required to be submitted by the Company to any Governmental Authority in connection with such Transactions (which assistance and cooperation shall include, without limitation, timely furnishing to the Company all information concerning such Purchaser that counsel to the Company reasonably determines is required to be included in such documents or would be helpful in obtaining any such required consent, waiver, authorization or approval).

         SECTION 6.5. RESTRICTIONS ON TRANSFER. Each Purchaser shall not sell, assign, transfer, pledge, hypothecate, deposit in a voting trust or otherwise dispose of any portion of the Securities, the Conversion Shares or the Warrant Shares (any such disposition, a "Share Transfer"), other than (a) to a Permitted Transferee of such Purchaser that has agreed in writing (each, a "Permitted Transferee Agreement") to be bound by the terms and provisions of this Section
6.5 to the same extent that such Purchaser would be bound if it beneficially owned the Securities transferred to such Permitted Transferee or (b) (i) in any transaction in compliance with Rule 144 under the Securities Act or any successor rule or regulation, (ii) in a transaction exempt from the registration requirements of the Securities Act or (iii) pursuant to a registration statement. Such Purchaser shall promptly notify the Company of any Share Transfer to a Permitted Transferee of such Purchaser, which notification shall include a Permitted Transferee Agreement executed by each Permitted Transferee of such Purchaser to whom any Securities have been transferred.


                                   ARTICLE VII

                         CONDITIONS PRECEDENT TO CLOSING
                         -------------------------------

         SECTION 7.1. CONDITIONS TO THE COMPANY'S OBLIGATIONS. The obligations of the Company with respect to Purchasers required to be performed on the Closing Date shall be subject to the satisfaction or waiver in writing, at or prior to the Closing, of the following conditions:

         (a) The representations and warranties of each Purchaser contained in this Agreement which are qualified by any "materiality", "material adverse effect" or any similar qualifier shall be true and correct in all respects and the representations and warranties of such Purchaser which are not so qualified shall be true and correct in all material respect, in each case on and as of the date hereof and on and as of the Closing Date, as if made on and as of the Closing Date.

         (b) Each Purchaser shall have performed in all material respects all obligations and agreements, and complied in all material respects with all covenants contained in this Agreement to be performed and complied with by such Purchaser at or prior to the Closing Date.

         (c) No provision of any Applicable Law, injunction, order or decree of any Governmental Entity shall be in effect which has the effect of making the Transactions illegal or shall otherwise restrain or prohibit the consummation of the Transactions.

         (d) Any applicable waiting period under the HSR Act with respect to the purchase by such Purchaser shall have expired or been terminated.

         SECTION 7.2. CONDITIONS TO PURCHASER'S OBLIGATIONS. The obligations of Purchaser required to be performed on the Closing Date shall be subject to the satisfaction or waiver in writing, at or prior to the Closing, of the following conditions:

         (a) The representations and warranties of the Company contained in this Agreement which are qualified by any "materiality", "material adverse effect" or any similar qualifier shall be true and correct in all respects and the representations and warranties of the Company which are not so qualified shall be true and correct in all material respects, in each case on and as of the date hereof and on and as of the Closing Date, as if made on and as of the Closing Date.

         (b) The Company shall have performed in all material respects all of its obligations, agreements and covenants contained in this Agreement to be performed and complied with at or prior to the Closing Date.

         (c) No provision of any Applicable Law, injunction, order or decree of any Governmental Entity shall be in effect which has the effect of making the Transactions illegal or shall otherwise restrain or prohibit the consummation of the Transactions.

         (d) The Company shall have filed the Certificate of Designation with the Secretary of State of the State of Delaware and the Certificate of Designation shall have been accepted for filing.

         (e) Any applicable waiting period under the HSR Act with respect to the purchase by Purchaser shall have expired or been terminated.

         (f) The Company shall have delivered to Purchaser a certificate executed by it or on its behalf by duly authorized representative, dated the Closing Date, to the effect that each of the conditions specified in paragraph (a) through (e) and (j)(i) of this Section 7.2 has been satisfied.

         (g) The Company and Zach Lonstein shall have executed and delivered the Registration Rights Agreement.

         (h) The Company shall have executed and delivered the Warrant
     Agreement.

         (i) The Company and the Management Stockholders shall have executed and delivered the Stockholders Agreement.

         (j) Purchasers shall have received an opinion of counsel to the Company, dated the Closing Date, and addressed to Purchasers, in form and substance reasonably acceptable to Purchasers.

         (k) Each Purchaser shall have received certificates representing the Shares and the Warrants purchased by such Purchaser concurrently with the Company's receipt of the purchase price payable in respect of such Securities.

         (l) there shall not have occurred (i) any event, circumstance, condition, fact, effect or other matter which has had or could reasonably be expected to have a material adverse effect (x) on the condition (financial or otherwise), business, properties, assets, liabilities, operations, results of operations or prospects of the Company and the

     Subsidiaries, taken as a whole or (y) on the ability of the Company and the Subsidiaries to perform on a timely basis any material obligation under this Agreement or to consummate the Issuance contemplated hereby; or (ii) any material disruption of or material adverse change in financial, banking or equity or debt capital market conditions.

         (m) The stockholders of the Company shall have approved the issuance of the Securities and the other transactions contemplated by this Agreement.

         (n) The indebtedness of the Company under the Kennedy-Wilson Credit Facility shall have been either (x) exchanged for the KW Securities pursuant to Section 2.1(b) or (y) repaid in full, and any options or warrants on securities of the Company or Infocrossing issued in connection therewith shall have been surrendered, unexercised, for cancellation.

         (o) All outstanding options and warrants (other than options or warrants issued in relation to the Kennedy Wilson Credit Facility) on securities of Infocrossing, Inc. shall have been converted into options or warrants on Common Stock on terms reasonably satisfactory to Purchasers.

         (p) At the Closing, the Company shall have issued and sold Securities with a purchase price not less than $60,000,000 pursuant to the terms of this Agreement.


                                  ARTICLE VIII

                                  MISCELLANEOUS
                                  -------------

         SECTION 8.1. SURVIVAL; INDEMNIFICATION. (a) All representations, warranties and covenants contained in this Agreement or in any certificate delivered in connection with the Closing shall survive the Closing for 18 months (except (i) covenants that are required to be performed after the Closing Date and the representations contained in Sections 3.1, 3.2, 3.3 and 3.4, which shall survive indefinitely and (ii) representations and warranties contained in
Section 3.13, which shall survive for the applicable statute of limitation). Notwithstanding the foregoing, with respect to claims asserted pursuant to this
Section 8.1 before the expiration of the applicable representation or warranty, such claims shall survive until the date they are finally adjudicated or otherwise resolved.

         (b) The Company agrees to indemnify and hold harmless Purchaser, each Purchaser Affiliate and each of their respective representatives, heirs, successors and assigns (each an "indemnified person") on an after-tax basis, from and against (and to reimburse each indemnified person as the same are incurred) any and all losses (including, but not limited to, impairment of the value of the Securities as of the date such loss first becomes known) claims, damages, liabilities, costs and expenses (collectively, "Losses") to which any indemnified person may become subject or which any indemnified person may incur based upon, arising out of, or in connection with (i) a breach of any representation or warranty of this Agreement by the Company, (ii) any breach of any covenant or agreement contained herein by the Company or (iii) any claim, litigation, investigation or proceeding brought by or on behalf of any Person other than the Company relating to the Issuance, and to reimburse each indemnified person upon demand for any reasonable legal or other reasonable out of pocket expenses incurred in connection with investigating or defending any of the foregoing, provided (A) the Company shall have no obligation to indemnify any indemnified person for any Loss resulting from any breach of any representation or warranty hereunder (other than representations and warranties contained in Sections 3.1, 3.2, 3.3, 3.4 or 3.13, which shall be indemnified from the first dollar of Loss) unless and until the aggregate amount of all such Losses exceeds $1,000,000 (and then only to the extent of such excess) and (B) the maximum amount indemnifiable to indemnified persons for breaches of the representations or warranties contained in this Agreement shall not exceed $60,000,000.

         (c) If a Person entitled to indemnity hereunder (an "Indemnified Party") asserts that the Company (the "Indemnifying Party") has become obligated to the Indemnified Party pursuant to Section 8.1(b), or if any suit, action, investigation, claim or proceeding is begun, made or instituted as a result of which the Indemnifying Party may become obligated to the Indemnified Party hereunder, the Indemnified Party shall notify the Indemnifying Party promptly and shall cooperate with the Indemnifying Party, at the Indemnifying Party's expense, to the extent reasonably necessary for the resolution of such claim or in the defense of such suit, action or proceedings, including making available any information, documents and things in the possession of the Indemnified Party. Notwithstanding the foregoing notice requirement, the right to indemnification hereunder shall not be affected by any failure to give, or delay in giving, notice unless, and only to the extent that, the rights and remedies of the Indemnifying Party shall have been actually and materially prejudiced as a result of such failure or delay.

         (d) In fulfilling its obligations under this Section 8.1, after the Indemnifying Party has provided each Indemnified Party with a written notice of its acceptance of liability under this Section 8.1, as between such Indemnified Party and the Indemnifying Party, the Indemnifying Party shall have the right to investigate, defend, settle or otherwise handle, with the aforesaid cooperation, any claim, suit, action or proceeding brought by a third party in such manner as the Indemnifying Party may in its sole discretion reasonably deem appropriate; PROVIDED, that (i) counsel retained by the Indemnifying Party is satisfactory to the Indemnified Party and (ii) the Indemnifying Party will not consent to any settlement or entry of judgment imposing any obligations on any other party hereto other than financial obligations for which such party will be indemnified hereunder, unless such party has consented in writing to such settlement or judgment (which consent may be given or withheld in its sole discretion) and
(iii) the Indemnifying Party will not consent to any settlement or entry of judgment unless, in connection therewith, the Indemnifying Party obtains a full and unconditional release of the Indemnified Party from all liability with respect to such suit, action, investigation claim or proceeding. Notwithstanding the Indemnifying Party's election to assume the defense or investigation of such claim, action or proceeding, the Indemnified Party shall have the right to employ separate counsel and to participate in the defense or investigation of such claim, action or proceeding, which participation shall be at the expense of the Indemnifying Party, if (i) on the advice of counsel to the Indemnified Party use of counsel of the Indemnifying Party's choice could be expected to give rise to a material conflict of interest, (ii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of the assertion of any such claim or institution of any such action or proceeding, (iii) if the Indemnifying Party shall authorize the Indemnified Party to employ separate counsel at the Indemnifying Party's expense or (iv) such action shall seek relief other than monetary damages against the Indemnified Party.

         (e) The Company and the Purchasers agree that any payment of Losses made hereunder will be treated by the parties on their tax returns as an adjustment to the Purchase Price. If, notwithstanding such treatment by the parties, a final determination with respect to the Indemnified Party or any of its affiliates causes any such payment not to be treated as an adjustment to Purchase Price, then the Indemnifying Party shall indemnify the Indemnified Party for any taxes payable by the Indemnified Party or any subsidiary by reason of the receipt of such payment (including any payments under this 8.1(e)), determined at an assumed marginal tax rate equal to the highest marginal tax rate then in effect for corporate taxpayers in the relevant jurisdiction.

         (f) The obligations of the Indemnifying Party under this Section 8.1 shall survive the transfer, redemption or conversion of the Securities, the Warrant Shares and the Common Stock issued upon the conversion or exercise thereof, or the closing or termination of any Equity Document. The agreements contained in this Section 8.1 shall be in addition to any other rights of the Indemnified Party against the Indemnifying Party or others. The Indemnifying Party consents to personal jurisdiction, service and venue in any court in the continental United States in which any claim subject to this Agreement is brought by any Indemnified Party.

         (g) All obligations of the Purchasers hereunder shall be several and not joint. If any Purchaser fails to purchase Securities hereunder or otherwise defaults on any liability or obligation under this Agreement, no other Purchaser will have any obligation to purchase any such Securities or take or refrain from taking any action on account of such defaulting Purchaser.

         SECTION 8.2. NOTICES. All notices, demands, requests, consents, approvals or other communications (collectively, "Notices") required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile. Notice otherwise sent as provided herein shall be deemed given on the next business day following delivery of such notice to a reputable air courier service. Notices shall be delivered as follows:

         If to the Company:

              Computer Outsourcing Services, Inc.
              2 Christie Heights Street
              Leonia, New Jersey 07605
              Attn:  Nicholas J. Letizia,
                     Chief Financial Officer
              Telephone:  (201) 840-8717
              Fax:  (201) 840-7126
         with a copy to:

              Robinson & Cole LLP
              695 E. Main St.
              Stamford, CT 06904
              Attn: Richard Krantz, Esq.
              Telephone:  (203) 462-7505
              Fax:  (203) 462-7599

         if to any Purchaser, to such Purchaser at its address as set forth on SCHEDULE A:

         with a copy to:

              White & Case LLP
              1155 Avenue of the Americas
              New York, New York 10036
              Attn:  S. Ward Atterbury, Esq.
              Telephone:  (212) 819-8389
              Fax:  (212) 354-8113

         SECTION 8.3. GOVERNING LAW. This Agreement shall be governed by, interpreted under, and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

         SECTION 8.4. TERMINATION. (a) This Agreement may be terminated as between the Company and Purchaser (i) at any time prior to the Closing Date by mutual written agreement of the Company and Purchaser, (ii) if the Closing shall not have occurred on or prior to May 31, 2000, by either the Company or Purchaser, at any time after May 31, 2000, provided that the right to terminate this Agreement under this Section 8.4(a)(ii) shall not be available to any party whose failure to fulfill any obligation under this Agreement was the cause of or resulted in the failure of the Closing to occur on or before such date, (iii) if any Governmental Authority shall have issued a nonappealable final order, decree or ruling or taken any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, by either the Company or Purchaser, (iv) if either the Company or Purchaser shall have breached any of its material obligations under this Agreement, by the non-breaching party, or (v) if an event described in Section 7.2(l) shall have occurred, by Purchaser. Any party desiring to terminate this Agreement pursuant to clauses 8.4(a)(ii), (iii), (iv) or (v) shall promptly give notice of such termination to the other party.

         (b) If this Agreement is terminated as between the Company and Purchaser, as permitted by Section 8.4(a), such termination shall be without liability of any party (or any stockholder, director, officer, partner, employee, agent, consultant or representative of such party) to any other party to this Agreement; PROVIDED, that if such termination shall result from the willful (a) failure of any party to fulfill a condition to the performance of the obligations of the other party, (b) failure to perform a covenant of this Agreement or (c) breach by any party hereto of any representation or warranty contained herein, such failing or breaching party shall be fully liable for any and all losses incurred or suffered by the other party as a result of such failure or breach. The provisions of Sections 8.2, 8.3, this Section 8.4, Sections 8.5, 8.8, 8.10, 8.11, 8.12, 8.13, 8.14, 8.16, 8.18 and 8.19 and shall survive any termination hereof pursuant to Section 8.4(a).

         (c) If (x) the stockholders of the Company do not, by May 31, 2000, ratify the issuance of the Securities, this Agreement and the Transactions and
(y) this Agreement is hereafter terminated, the Company shall pay to the Purchaser an amount equal to all documented out-of-pocket expenses paid to third parties in connection with this Agreement and the Transactions.

         SECTION 8.5. ENTIRE AGREEMENT. As between the Company and Purchaser this Agreement and the Equity Documents (including all agreements entered into pursuant hereto and thereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, with respect to the subject matter hereof.

         SECTION 8.6. MODIFICATIONS AND AMENDMENTS. No amendment, modification or termination of this Agreement as between the Company and Purchaser shall be binding unless executed in writing by the Company and Purchaser intending to be bound thereby.

                  SECTION 8.7. WAIVERS AND EXTENSIONS. Any party to this Agreement may waive any condition, right, breach or default that such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

         SECTION 8.8. TITLES AND HEADINGS. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

         SECTION 8.9. EXHIBITS AND SCHEDULES. Each of the exhibits and schedules referred to herein and attached hereto is an integral part of this Agreement and is incorporated herein by reference.

         SECTION 8.10. EXPENSES. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense; PROVIDED, HOWEVER, that (a) the Company shall pay the filing fee payable in respect of any HSR filing, and (b) the Company shall reimburse the Purchasers for all expenses of Purchasers (including the expenses of White & Case LLP, counsel to the Purchasers, and such other consultants and advisors) incurred in connection with the Transactions; provided, that the Company shall not be required to reimburse the Purchasers for more than $225,000 in expenses.

         SECTION 8.11. PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. All public announcements or disclosures relating to the Issuance or this Agreement shall be made only if mutually agreed upon by the Company and Purchasers, except to the extent such disclosure is, in the opinion of counsel, required by Applicable Law, PROVIDED that (a) any such required disclosure shall only be made, to the extent consistent with Applicable Law and (b) no such announcement or disclosure (except as required by Applicable Law) shall identify Purchaser without Purchaser's prior consent.

         SECTION 8.12. ASSIGNMENT; NO THIRD PARTY BENEFICIARIES. This Agreement and the rights, duties and obligations hereunder may not be assigned or delegated by the Company without the prior written consent of Purchaser, and may not assigned or delegated by Purchaser without the Company's prior written consent except that Purchaser may assign any or all of its rights and obligations under this Agreement to any one or more of its Affiliates. Any assignment or delegation of rights, duties or obligations hereunder made by the Company without the prior written consent of Purchaser, shall be void and of no effect. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and permitted assigns. This Agreement is not intended to confer any rights or benefits on any Persons other than the parties hereto, except as expressly set forth in Section 5.2, Section 8.1, this Section 8.12 or Section 8.18.

         SECTION 8.13. SEVERABILITY. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

         SECTION 8.14. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         SECTION 8.15. FURTHER ASSURANCES. As between the Company and Purchaser, each party hereto, upon the request of any other party hereto, shall do all such further acts and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out the transactions contemplated by this Agreement, including, in the case of the Company, such acts, instruments and documents as may be necessary or desirable to convey and transfer to Purchaser the Shares to be purchased by it hereunder.

         SECTION 8.16. REMEDIES CUMULATIVE. The remedies provided herein shall be cumulative and shall not preclude the assertion by any party hereto of any other rights or the seeking of any remedies against the other party hereto.

         SECTION 8.17. SPECIFIC PERFORMANCE. The parties hereto agree that the remedy at law for any breach of this Agreement may be inadequate, and that as between the Company and Purchaser any party by whom this Agreement is enforceable shall be entitled to specific performance in addition to any other appropriate relief or remedy. Such party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this

Agreement as between the Company and Purchaser, or prevent any violation hereof, and, to the extent permitted by applicable as between the Company and Purchaser law, each party waives any objection to the imposition of such relief.

         SECTION 8.18. NO PURCHASER AFFILIATE LIABILITY. No Purchaser Affiliate shall have any liability or obligation of any nature whatsoever in connection with or under this Agreement or the transactions contemplated hereby, and the Company hereby waives and releases all claims of any such liability and obligation, it being understood that no such Person or entity (other than Purchaser) shall be liable for or in respect of this Agreement with the transactions contemplated hereby.

         SECTION 8.19. CONFIDENTIALITY. (a) Each of the parties hereto agrees that it will not (i) use, disseminate, or in any way disclose any Confidential Information disclosed to it by the other party hereto, to any person, firm or business, except to the extent necessary (x) in the case of Purchaser, to manage its investment (including any sale of all or any portion thereof), to discharge its fiduciary or regulatory obligations or for any other purpose which the Company may hereafter authorize in writing and (y) in the case of the Company, in order to discharge any fiduciary or regulatory obligation or for any other purpose which the Purchaser may hereafter authorize in writing, or (ii) use any Confidential Information of the other party for its own benefit or the benefit of any third party. Each of the parties, agrees that such it shall treat all Confidential Information received from the other party, with the same degree of care as the receiving party accords to its own Confidential Information, but in no case less than reasonable care.

         (b) Notwithstanding anything to the contrary contained in the immediately preceding paragraph (a) the disclosure by any party hereto of any Confidential Information of the other party (i) to any Affiliate of such party, or to any officer, director, employee, agent, representative, attorney or other advisor of such party or any Affiliate of such party, who agrees to be bound by the provisions of this Section 8.19, (ii) to any foreign or domestic governmental or quasi-governmental regulatory authority including with out limitation, the Federal Reserve Bank of New York or any stock exchange or other self-regulatory organization having jurisdiction over such party, (iii) in response to an order by a court or other governmental body, (iv) which is otherwise required by applicable law or regulation (including any rule or regulation of any stock exchange or automated quotation system on which such party is listed or traded or (v) which is necessary or advisable to establish the rights of either party under this Agreement, shall not be considered to be a breach of this Agreement by the party making such disclosure; PROVIDED, HOWEVER, such the party required to make such disclosure pursuant to clause (iii), (iv) or (v) hereof shall provide written notice thereof to the party which owns such Confidential Information to enable such party to seek a protective order or otherwise prevent such disclosure of its Confidential Information.

         SECTION 8.20. TAX MATTERS. Except as required by applicable law, the Company and Purchaser agree to treat the Shares as stock other than preferred stock for all relevant income tax purposes.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       COMPUTER OUTSOURCING SERVICES, INC.

                                       By          /s/
                                          ----------------------------------
                                          Name:   Zach Lonstein
                                          Title:  Chief Executive Officer

DB CAPITAL INVESTORS, L.P.,

     By:  DB CAPITAL PARTNERS, L.P.,
          its General Partner

     By:  DB CAPITAL PARTNERS, INC.,
          its General Partner

By            /s/
   ----------------------------------
   Name:  Tyler T. Zachem
   Title: Managing Director


SANDLER CAPITAL PARTNERS IV, L.P.

     By:  Sandler Investment Partners, L.P.,
          General Partner

     By:  Sandler Capital Management,
          General Partner

     By:  MJDM Corp., a General
          Partner

By           /s/
   ----------------------------------
   Name:   David C. Lee
   Title:  Attorney-in-Fact


SANDLER CAPITAL PARTNERS IV FTE, L.P.

     By:  Sandler Investment Partners, L.P.,
          General Partner

     By:  Sandler Capital Management,
          General Partner

     By:  MJDM Corp., a General
          Partner

By           /s/
   ----------------------------------
   Name:   David C. Lee
   Title:  Attorney-in-Fact
                                     B-39

SANDLER INTERNET PARTNERS, L.P.

     By:  Sandler Investment Partners, L.P.,
          General Partner

     By:  Sandler Capital Management,
          General Partner

     By:  MJDM Corp., a General
          Partner

By           /s/
   ----------------------------------
   Name:   David C. Lee
   Title:  Attorney-in-Fact


SANDLER CO-INVESTMENT PARTNERS, L.P.

     By:  Sandler Investment Partners, L.P.,
          General Partner

     By:  Sandler Capital Management,
          General Partner

     By:  MJDM Corp., a General
          Partner

By           /s/
   ----------------------------------
   Name:   David C. Lee
   Title:  Attorney-in-Fact

               SCHEDULE A to the SECURITIES PURCHASE AGREEMENT
               -----------------------------------------------

                                                PURCHASERS
                                                ----------

---------------------------------------------------------------------------------------------------------
                                                               Series A
                                                               Preferred                       Purchase
Purchaser                     Address                            Stock         Warrants         Price
---------------------------------------------------------------------------------------------------------
DB Capital Investors,         130 Liberty Street, 25th Fl.      78,688.5      1,265,963       $30,000,000
L.P.                          New York, NY 10006
                              Attn.: Tyler T. Zachem,
                                     Managing Director
---------------------------------------------------------------------------------------------------------
Sandler Capital Partners      767 Fifth Avenue, 45th Fl.        48,605.9        781,985       $18,531,000
IV, L.P.                      New York, NY 10153
                              Attn.: David C. Lee,
                                     Managing Director
---------------------------------------------------------------------------------------------------------
Sandler Capital Partners      767 Fifth Avenue, 45th Fl.        19,853.1        319,402       $ 7,569,000
IV FTE, L.P.                  New York, NY 10153
                              Attn.: David C. Lee,
                                     Managing Director
---------------------------------------------------------------------------------------------------------
Sandler Internet              767 Fifth Avenue, 45th Fl.         5,245.9         84,398       $ 2,000,000
Partners, L.P.                New York, NY 10153
                              Attn.: David C. Lee,
                                     Managing Director
---------------------------------------------------------------------------------------------------------
Sandler Co-Investment         767 Fifth Avenue, 45th Fl.         4,983.6         80,178       $ 1,900,000
Partners, L.P.                New York, NY 10153                 -------      ---------       -----------
                              Attn.: David C. Lee,
                                     Managing Director
---------------------------------------------------------------------------------------------------------
Total                                                          157,377.0      2,531,926       $60,000,000
                                                               =========      =========       ===========
---------------------------------------------------------------------------------------------------------

                EXHIBIT A to the SECURITIES PURCHASE AGREEMENT
                ----------------------------------------------

                     COMPUTER OUTSOURCING SERVICES, INC.

                   CERTIFICATE OF DESIGNATION OF THE POWERS,
               PREFERENCES AND OTHER SPECIAL RIGHTS OF SERIES A
             CUMULATIVE CONVERTIBLE PARTICIPATING PREFERRED STOCK

     Series A Cumulative Convertible Participating Preferred Stock due 2007

         Computer Outsourcing Services, Inc., a company organized and existing under the General Corporation Law of the State of Delaware (the "Company"), certifies that pursuant to the authority contained in its Certificate of Incorporation (the "Certificate of Incorporation") and its By-Laws (the "By-Laws"), and in accordance with Section 151 of the General Corporation Law of the State of Delaware, the board of directors of the Company (the "Board of Directors") at a meeting duly called and held on April 5, 2000, duly approved and adopted the following resolution, which resolution remains in full force and effect on the date hereof:

         RESOLVED, that pursuant to the authority vested in the Board of Directors by the Certificate of Incorporation and By-Laws, the Board of Directors does hereby create, authorize and provide for the issue of a series of Preferred Stock having the following designation, voting powers, preferences and relative, participating, optional and other special rights:

         Capitalized terms used herein are defined in Section 17.

         1. NUMBER AND DESIGNATION. The Company shall have a series of Preferred Stock, which shall be designated as its Series A Cumulative Convertible Participating Preferred Stock due 2007 (the "Series A Preferred Stock"), par value $0.01 per share, with 300,000 shares initially authorized and, subject to the limitations set forth herein, such number of additional shares as are authorized from time to time by resolution of the Board of Directors for payment of dividends (including Special Payments) on the Series A Preferred Stock in accordance with Section 11 hereof. Unless otherwise specified, references herein to any "Section" refer to the Section number specified in this Certificate of Designation.

         2. ISSUANCE. The Company may issue up to 157,377 shares of Series A Preferred Stock in accordance with the Purchase Agreement dated April 7, 2000, and may issue additional shares of Series A Preferred Stock as dividends on the Series A Preferred Stock as may be determined from time to time by the Board of Directors, in accordance with the terms of this Certificate of Designation.

         3. REGISTERED FORM; LIQUIDATION PREFERENCE; REGISTRAR. Certificates for shares of Series A Preferred Stock shall be issuable only in registered form, with a liquidation preference equal to the Issuance Price per share of Series A Preferred Stock (the "Liquidation Preference"). The Company shall serve as initial Registrar and Transfer Agent (the "Registrar") for the Series A Preferred Stock.

         4. REGISTRATION; TRANSFER. Shares of the Series A Preferred Stock have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be resold, pledged or otherwise transferred prior to the date when they may be resold pursuant to Rule 144 under the Securities Act other than (i) to the Company, (ii) pursuant to an exemption from registration under the Securities Act or (iii) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. Until such time as it is no longer required pursuant to the Securities Act, certificates evidencing the Series A Preferred Stock shall contain a legend (the "Restricted Shares Legend") evidencing the foregoing restrictions in substantially the form set forth on the form of Series A Preferred Stock attached hereto as Exhibit A.

         5. PAYING AGENT AND CONVERSION AGENT. (a) The Company shall maintain
(i) an office or agency where shares of Series A Preferred Stock may be presented for payment (the "Paying Agent") and (ii) an office or agency where shares of Series A Preferred Stock may be presented for conversion (the "Conversion Agent"). The Company may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent, and the term "Conversion Agent" includes any additional conversion agent. The Company may change any Paying Agent or Conversion Agent without prior notice to any Holder. The Company shall notify the Registrar of the name and address of any Paying Agent or Conversion Agent appointed by the Company. If the Company fails to appoint or maintain another entity as Paying Agent or Conversion Agent, the Registrar shall act as such. Notwithstanding the foregoing, the Company or any of its Affiliates may act as Paying Agent, Registrar, co-registrar or Conversion Agent and the Company shall be the initial Paying Agent and the initial Conversion Agent.

         (b) Neither the Company nor the Registrar shall be required (A) to issue, countersign or register the transfer of or exchange any share of Series A Preferred Stock during a period beginning at the opening of business 15 days before any Redemption Date and ending at the close of business on such Redemption Date or (B) to register the transfer of or exchange any share of Series A Preferred Stock so selected for redemption in whole or in part, except the unredeemed portion of any share of Series A Preferred Stock being redeemed in part.

         (c) If shares of Series A Preferred Stock are issued upon the transfer, exchange or replacement of shares of Series A Preferred Stock bearing the Restricted Shares Legend, or if a request is made to remove such Restricted Shares Legend on shares of Series A Preferred Stock, the shares of Series A Preferred Stock so issued shall bear the Restricted Shares Legend, or the Restricted Shares Legend shall not be removed, as the case may be, unless the Holders of such shares shall request that the Restricted Shares Legend be removed, and outside counsel for such Holders reasonably determines that the transfer of such shares is no longer restricted by the Securities Act.

         (d) If any payment due on the shares of Series A Preferred Stock is in cash, it shall be payable by United States dollar check drawn on, or wire transfer (PROVIDED that appropriate wire instructions have been received by the Registrar at least two Business Days prior to the applicable date of payment) to a United States dollar account maintained by the Holder with, a bank located in

New York City; PROVIDED that at the option of the Company payment of dividends in cash may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the books and records of the Registrar maintained with respect to the Series A Preferred Stock.

         6. DIVIDEND RIGHTS. (a) The Company shall pay, and the Holders of the shares of Series A Preferred Stock shall be entitled to receive, when, as, and if authorized by the Board of Directors (or any authorized committee thereof),
(i) cumulative dividends from the date of initial issuance of such shares of Series A Preferred Stock at a rate of 8% per annum on the amount of the then effective Liquidation Preference of the shares of Series A Preferred Stock ("Coupon Dividends") and (ii) distributions in an amount per share of Series A Preferred Stock equal to the product of the number of shares of Common Stock into which such shares of Series A Preferred Stock could then be converted, MULTIPLIED BY the per share dividend (whether in cash or property), if any, declared on the Company's Outstanding Common Stock.

         (b) Coupon Dividends will be computed on the basis of a 360 day year of twelve 30 day months and will be payable (to the extent not accumulated in accordance with the terms hereof) in cash; PROVIDED that Coupon Dividends shall not be paid in cash (but instead shall accumulate) until the thirteenth Dividend Payment Date after the issuance of the Series A Preferred Stock. Coupon Dividends will be paid or accrued quarterly in arrears on each Dividend Payment Date, commencing June 1, 2000, for so long as the shares of Series A Preferred Stock are Outstanding. The Company may elect not to declare dividend payments on any Dividend Payment Date; PROVIDED, HOWEVER, that Coupon Dividends on shares of the Series A Preferred Stock will accrue whether or not the Company has earnings or profits, whether or not there are funds legally available for the payment of such dividends and whether or not dividends are declared. Coupon Dividends will accumulate to the extent they are not paid on the Dividend Payment Date for the period to which they relate. Arrearages of unpaid Coupon Dividends ("Accumulated Dividends") will cumulate and compound quarterly at the rate of 8% per annum and such cumulated and compounded dividends shall thereafter constitute Accumulated Dividends. The Company will take all actions required or permitted under the General Corporation Law of the State of Delaware to permit the payment of dividends on the shares of Series A Preferred Stock.

         7. PAYMENT OF DIVIDEND; MECHANICS OF PAYMENT; DIVIDEND RIGHTS PRESERVED. (a) Coupon Dividends on any share of Series A Preferred Stock that are payable, and are punctually paid or duly provided for, on any Dividend Payment Date shall be paid in arrears to the Person in whose name such share of Series A Preferred Stock (or one or more predecessor shares of Series A Preferred Stock) is registered at the close of business on the next preceding May 15, August 15, November 15 and February 15 (each, together with any record date established for the payment of Accumulated Dividends, a "Dividend Record Date"). Dividends payable pursuant to Section 6(a)(ii) shall be payable on the date set for payment thereof to Holders of shares of Series A Preferred Stock Outstanding on the record date established with respect to such dividends

         (b) Unless full cumulative dividends on all Outstanding shares of Series A Preferred Stock for all past dividend periods shall have been declared and paid, or declared and a sufficient sum for the payment thereof set apart, then:

         (i) no dividend (other than (A), with respect to Junior Shares or Parity Shares, a dividend payable solely in any Junior Shares or Parity Shares, respectively, or (B) with respect to Parity Shares, a partial dividend paid pro rata on such Parity Shares and the shares of Series A Preferred Stock) shall be declared or paid upon, or any sum set apart for the payment of dividends upon, any Junior Shares or Parity Shares, respectively;

         (ii) no other distribution shall be declared or made upon, or any sum set apart for the payment of any distribution, upon, any Junior Shares or Parity Shares, other than a distribution consisting solely of Junior Shares or Parity Shares, respectively;

         (iii) no Junior Shares or Parity Shares or any warrants, rights, calls or options (other than any cashless exercises of options or option buybacks) exercisable for or convertible into any Parity Share or Junior Share shall be purchased, redeemed or otherwise acquired or retired for value (other than in exchange for other Junior Shares or Parity Shares, respectively and other than any Series A Common Stock Warrant of the Company held by any Holder of Series A Preferred Stock) by the Company or any of its subsidiaries; and

         (iv) no monies shall be paid into or set apart or made available for a sinking or other like fund for the purchase, redemption or other acquisition of any Junior Shares or Parity Shares or any warrants, rights, calls or options exercisable for or convertible into any Parity Shares or Junior Shares by the Company or any of its subsidiaries (other than any cashless exercises of options or option buybacks).

         (c) The Company will notify the Registrar and make a public announcement no later than the close of business on the tenth Business Day prior to the record date for each dividend as to whether it will pay such dividend and, if so, the form of consideration it will use to make such payment.

         (d) Any Accumulated Dividends on any share of Series A Preferred Stock may be paid, subject to Section 6, by the Company in any lawful manner (which shall include the establishment of a record date not more than 45 days prior to the payment thereof) not inconsistent with the requirements of any securities exchange on which the shares of Series A Preferred Stock may be listed, and upon such notice (which shall precede the record date by at least ten Business Days) as may be required by such exchange, if, after notice given by the Company to the Registrar of the proposed payment pursuant to this clause (d), such manner of payment shall be deemed practicable by the Registrar.

         (e) Subject to the foregoing provisions of this Section 7, each share of Series A Preferred Stock delivered under this Certificate of Designation upon registration of transfer of or in exchange for or in lieu of any other share of Series A Preferred Stock shall carry the rights to unpaid Accumulated Dividends, that were carried by such other shares of Series A Preferred Stock.

         (f) The Holder of record of a share of Series A Preferred Stock at the close of business on a Dividend Record Date with respect to the payment of dividends on the shares of Series A Preferred Stock will be entitled to receive such dividends with respect to such share of Series A Preferred Stock on the corresponding Dividend Payment Date, notwithstanding the conversion of such share after such Dividend Record Date and prior to such Dividend Payment Date.

         8. VOTING RIGHTS. (a) The Holders of record of shares of Series A Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this Section 8 or as otherwise provided by law.

         (b) The Holders of record of shares of Series A Preferred Stock shall be entitled to vote on all matters that the Holders of the Company's Common Stock are entitled to vote upon on, with each share of Series A Preferred Stock having a number of votes equal to the number of shares of Common Stock into which such share could be converted as of the record date for such vote, in accordance with Section 12 of this Certificate of Designation.

         (c) The approval of the Holders of at least two thirds of the then Outstanding shares of Series A Preferred Stock voting or consenting, as the case may be, as one class, will be required for the Company to:

         (i) amend the Certificate of Incorporation, this Certificate of Designation or the By-Laws so as to (A) affect adversely the rights, preferences (including, without limitation, liquidation preferences, conversion price, dividend rate and Optional Redemption provisions), privileges or voting rights of Holders of the shares of Series A Preferred Stock, or (B) increase or decrease the number of authorized shares of Series A Preferred Stock;

         (ii) in a single transaction or series of related transactions, consolidate or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets to, any Person, agree to any plan of recapitalization, consent to, approve or recommend any tender offer for any class or series of the Company's Capital Stock or consent to, approve or recommend any Change of Control of, or action which is expected to result in a Change of Control of, the Company or adopt a plan of liquidation or make any payments in liquidation or with respect to the winding up of the Company;

         (iii) enter into, or permit any of its subsidiaries to enter into, any agreement that would impose material restrictions on the Company's ability to honor the exercise of any rights of the Holders of the Series A Preferred Stock;

         (iv) issue or sell any equity securities of the Company which ranks senior to, or PARI PASSU with, the Series A Preferred Stock in right of distribution or dividend or right of liquidation or issue or sell any class or series of equity securities which are convertible or exchangeable into or exercisable for any equity securities of the Company which rank senior to, or PARI PASSU with, the Series A Preferred Stock in right of distribution, dividend or right of liquidation;

         (v) subdivide, consolidate, convert, reclassify or modify any Outstanding shares of the Company to the extent it would impair or reduce the rights of Holders of the Series A Preferred Stock; and

         (vi) pay any dividends on any class of stock (other than the Series A Preferred Stock) or redeem, purchase or repurchase or set aside any funds for the redemption, purchase or repurchase of, any shares of Capital Stock or other equity securities of the Company or any Subsidiary.

         (d) In exercising the voting rights set forth in Section 8(b), each share of Series A Preferred Stock shall be entitled to vote on an as-converted basis with the Holders of the Company's Common Stock. In exercising the other voting rights set forth in this Section 8, each share of Series A Preferred Stock entitled to vote shall have one vote per share, except that when any other series of preferred stock shall have the right to vote with the Series A Preferred Stock as a single class on any matter, then the Series A Preferred Stock shall have with respect to such matters one vote per $381.25 (or fraction thereof) of the aggregate Liquidation Preference PLUS all Accumulated Dividends.

         (e) Except as otherwise required by applicable law or as set forth herein, the shares of Series A Preferred Stock shall not have any relative, participating, optional or other special voting rights and powers and the consent of the Holders thereof shall not be required for the taking of any corporate action.

         9. RANKING. (a) The shares of Series A Preferred Stock will, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank (i) senior to all shares of Common Stock (whether issued in one or more classes) and to each other class of Capital Stock or series of Preferred Stock of the Company, the terms of which do not expressly provide that it ranks on a parity with, or senior to, the shares of Series A Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (collectively referred to, together with all shares of Common Stock (whether issued in one or more classes) of the Company, as "Junior Shares");
(ii) on a parity with additional shares of Series A Preferred Stock issued by the Company and each other class of Capital Stock or series of Preferred Stock of the Company issued by the Company in compliance with the terms of Section 8, the terms of which expressly provide that such class or series will rank on a parity with the shares of Series A Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (collectively referred to as "Parity Shares"); and (iii) junior to each class of Capital Stock or series of Preferred Stock of the Company issued by the Company in compliance with Section 8, the terms of which expressly provide that such class or series will rank senior to the shares of Series A Preferred Stock as to dividend rights and rights upon liquidation, winding-up and dissolution of the Company (collectively referred to as "Senior Shares").

         (b) In the event of any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the Holders of the shares of Series A Preferred Stock then Outstanding shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the Holders of shares of Common Stock or Junior Shares by reason of their ownership thereof, the greater of (i) an amount to the then effective Liquidation Preference , plus all Accumulated Dividends, if any, plus an amount equal to all dividends accrued and unpaid from the last Dividend Payment Date to the date fixed for liquidation, dissolution or winding-up (the "Liquidation Amount") and
(ii) an amount equal to (x) the amount which would be payable with respect to one share of Common Stock (assuming the conversion of all Outstanding shares of Series A Preferred Stock immediately prior to such liquidation, dissolution or winding-up) multiplied by (y) the number of shares of Common Stock into which
(x) all issued and Outstanding shares of Series A Preferred Stock PLUS (y) all Accumulated Dividends, if any, in respect thereof, PLUS (z) all accrued and unpaid dividends in respect thereof from the last Dividend Payment Date to the date of such liquidation, conversion or winding up, could be converted immediately prior to such liquidation, dissolution or winding-up. If upon the occurrence of such event the assets of the Company shall be insufficient to permit the payment to such Holders of the full preferential amount described in the immediately preceding sentence and all liquidating payments on all Parity Securities, the entire assets of the Company legally available for distribution shall be distributed among the Holders of the shares of Series A Preferred Stock and the Holders of all Parity Shares ratably in accordance with the respective amounts that would be payable on such shares of Series A Preferred Stock and any such Parity Securities if all amounts payable thereon were paid in full.

         10. REDEMPTION. (a) The shares of Series A Preferred Stock may be redeemed at any time commencing on or after [_______], 2005, in whole or from time to time in part, at the election of the Company (the "Optional Redemption"), at a redemption price per share (the "Optional Redemption Price") in cash equal to the greater of (i) 100% of the then effective Liquidation Amount applicable to such share (treating the applicable date of redemption (the "Optional Redemption Date") as the date of liquidation dissolution or winding-up for such purpose) and (ii) the product of (A) the Current Market Value multiplied by (B) the number of shares of Common Stock into which such share of Series A Preferred Stock (assuming for this purpose that all Accumulated Dividends, if any, and all accrued and unpaid dividends from the last Dividend Payment Date to the applicable Optional Redemption Date with respect to such share of Series A Preferred Stock had been paid immediately prior to such Optional Redemption Date through the issuance of shares of Series A Preferred Stock with a Liquidation Preference equal to the amount of such Accumulated Dividends and accrued and unpaid dividends) could be converted on the applicable Optional Redemption Date.

         (b) If on [________], 2007, the Current Market Value of one share of Common Stock is less than or equal to an amount equal to (x) 110% of the then current Liquidation Amount with respect to one share of Series A Preferred Stock (determined as if [_______], 2007, is the date of liquidation, dissolution or winding-up) divided by (y) a number equal to the number of shares of Common Stock into which (i) one share of Series A Preferred Stock, PLUS (ii) all Accumulated Dividends, if any, attributable to such share of Series A Preferred Stock, PLUS (iii) all accrued and unpaid dividends in respect of one share of Series A Preferred Stock from the last Dividend Payment Date to [________], 2007, could be converted in accordance with the terms hereof, then, for the one year period immediately following [__________], 2007, each Holder of Series A Preferred Stock shall have the right, but not the obligation, to require the Company to purchase all or any part of the shares of Series A Preferred Stock held by such Holder on a date (which shall be a Business Day) specified by such Holder (the "Holders' Redemption Date") in a written notice to the Company specifying the applicable Holders' Redemption Date and the number of shares of Series A Preferred to be redeemed on such date at a redemption price per share (the "Holders' Redemption Price") in cash equal to 100% of the then effective

Liquidation Amount (determined as if the applicable Holders' Redemption Date is the date of liquidation, dissolution or winding up) with respect to such share of Series A Preferred Stock.

         (c) In the event of a redemption of fewer than all the shares of Series A Preferred Stock pursuant to Section 10(a), the shares of Series A Preferred Stock will be chosen for redemption by the Registrar from the Outstanding shares of Series A Preferred Stock not previously called for redemption, pro rata or by lot or by such other method as the Registrar shall deem fair and appropriate, PROVIDED that the Company may redeem (an "Odd-lot Redemption") all shares held by Holders of fewer than 100 shares of Series A Preferred Stock (or by Holders that would hold fewer than 100 shares of Series A Preferred Stock following such redemption) prior to its redemption of other shares of Series A Preferred Stock. If fewer than all the shares of Series A Preferred Stock represented by any share certificate are so to be redeemed, (i) the Company shall issue a new certificate for the shares not redeemed and (ii) if any shares represented thereby are converted before termination of the conversion right with respect to such shares, such converted shares shall be deemed (so far as may be) to be the shares represented by such share certificate that was selected for redemption. Shares of Series A Preferred Stock that have been converted during a selection of shares of Series A Preferred Stock to be redeemed shall be treated by the Registrar as Outstanding for the purpose of such selection but not for the purpose of the payment of the Redemption Price and, for the avoidance of doubt, any shares of Common Stock issued upon the conversion prior to the Redemption Date of any shares of Series A Preferred Stock which are called for redemption shall not be redeemed and shall remain Outstanding.

         (d) In the event the Company elects to effect an Optional Redemption, the Company shall (i) make a public announcement of the redemption and (ii) give a redemption notice (the "Redemption Notice") to the Holders not fewer than 30 days nor more than 60 days before the applicable Optional Redemption Date. Whenever a Redemption Notice is required to be delivered to the Holders, such Notice shall provide the information set forth below and be given by first class mail, postage prepaid to each Holder of shares of Series A Preferred Stock to be redeemed, at such Holder's address appearing in the Series A Preferred Stock Share Register. All Redemption Notices shall identify the shares of Series A Preferred Stock to be redeemed (including CUSIP number) and shall state:

         (i) the Redemption Date;

         (ii) the Redemption Price;

         (iii) if fewer than all the Outstanding shares of Series A Preferred Stock are to be redeemed, the identification (and, in the case of partial redemption, the certificate number, the total number of shares represented thereby and the number of such shares being redeemed on the Redemption
     Date) of the particular shares of Series A Preferred Stock to be redeemed;

         (iv) that, on the Redemption Date, the Redemption Price will become due and payable upon each such share of Series A Preferred Stock to be redeemed and that dividends thereon will cease to accrue on and after said date;

         (v) the conversion price and the date on which the right to convert shares of Series A Preferred Stock to be redeemed will terminate and the place or places where such shares of Series A Preferred Stock may be surrendered for conversion; and

         (vi) the place or places where such shares of Series A Preferred Stock are to be surrendered for payment of the Redemption Price.

         The Redemption Notice shall be given by the Company or, at the Company's request, by the Registrar in the name and at the expense of the Company; PROVIDED that if the Company so requests, it shall provide the Registrar adequate time, as reasonably determined by the Registrar, to deliver such notices in a timely fashion.

         (e) Prior to any Redemption Date, the Company shall deposit with the Registrar or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust) an amount of consideration sufficient to pay the Redemption Price of all the shares of Series A Preferred Stock that are to be redeemed on that date. If any share of Series A Preferred Stock called for redemption is converted, any consideration deposited with the Registrar or with any Paying Agent or so segregated and held in trust for the redemption of such share of Series A Preferred Stock shall be paid or delivered to the Company upon Company Order or, if then held by the Company, shall be discharged from such trust.

         (f) Notice of redemption having been given as aforesaid, the shares of Series A Preferred Stock so to be redeemed shall, on the Redemption Date, become due and payable at the applicable Redemption Price, and from and after such date (unless the Company shall default in the payment of the applicable Redemption Price) dividends on such shares of Series A Preferred Stock shall cease to accrue and such shares shall cease to be convertible into shares of Common Stock. Upon surrender of any such shares of Series A Preferred Stock for redemption in accordance with said notice, such shares of Series A Preferred Stock shall be redeemed by the Company at the applicable Redemption Price. If any share of Series A Preferred Stock called for redemption shall not be so paid upon surrender thereof for redemption, the Redemption Price thereof shall, until paid, bear interest from the Redemption Date at the dividend rate payable on the shares of Series A Preferred Stock.

         (g) Any certificate that represents more than one share of Series A Preferred Stock and is to be redeemed only in part shall be surrendered at any office or agency of the Company designated for that purpose (with, if the Company or the Registrar so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Registrar shall countersign and deliver to the Holder of such share of Series A Preferred Stock without service charge, a new Series A Preferred Stock certificate or certificates, representing any number of shares of Series A Preferred Stock as requested by such Holder, in aggregate amount equal to and in exchange for the number of shares not redeemed and represented by the Series A Preferred Stock certificate so surrendered.

         (h) If a share of Series A Preferred Stock is redeemed subsequent to a Dividend Record Date with respect to any Dividend Payment Date specified above and on or prior to such Dividend Payment Date, then any accumulated but unpaid dividends will be paid to the Person in whose name such share of Series A Preferred Stock is registered at the close of business on such Dividend Record Date.

         11. METHOD OF PAYMENTS. The Company shall make any Coupon Dividend payments (to the extent not accumulated in accordance with terms hereof) in cash when, and if, declared. Dividends payable pursuant to Section 6(a)(ii) shall be payable in the same form as the related common stock dividends.

         12. CONVERSION. (a) Subject to and upon compliance with the provisions of this Certificate of Designation, at the option of the Holder thereof, any share of Series A Preferred Stock may be converted at any time, into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100 of a share) equal to (i) the sum of (x) the then effective Liquidation Preference thereof, plus (y) all Accumulated Dividends in respect thereof, if any, plus (z) all accrued and unpaid dividends in respect thereof from the last Dividend Payment Date to the date of conversion, divided by (ii) the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. In case a share of Series A Preferred Stock is called for redemption, such conversion right in respect of the share so called shall expire at the close of business on the Business Day next preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption.

         The price at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Price") shall initially be equal to $38.125. The Conversion Price shall be adjusted in certain instances as provided in Section 12(d) and Section 12(e).

         (b) In order to exercise the conversion privilege, the Holder of any share of Series A Preferred Stock to be converted shall surrender the certificate for such share, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained for that purpose, accompanied by written notice to the Company at such office or agency that the Holder elects to convert such share or, if fewer than all the shares of Series A Preferred Stock represented by a single share certificate are to be converted, the number of shares represented thereby to be converted.

         Shares of Series A Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such shares for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such shares as Holders shall cease, and the Person or Persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record Holder or Holders of such shares of Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 12(c).

         In the case of any conversion of fewer than all the shares of Series A Preferred Stock evidenced by a certificate, upon such conversion the Company shall execute and the Registrar shall countersign and deliver to the Holder thereof, at the expense of the Company, a new certificate or certificates representing the number of unconverted shares of Series A Preferred Stock.

         (c) No fractional shares of Common Stock shall be issued upon the conversion of a share of Series A Preferred Stock. If more than one share of Series A Preferred Stock shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any share of Series A Preferred Stock, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the closing price (as defined in Section 12(d)(v)) per Common Share at the close of business on the Business Day prior to the day of conversion.

         (d) The Conversion Price shall be adjusted from time to time by the Company as follows:

         (i) If the Company shall hereafter pay a dividend or make a distribution to Holders of the Outstanding shares of Common Stock (other than a dividend or distribution in which the Holders of the Series A Preferred Stock participate in accordance with Section 6(a)) in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock Outstanding at the close of business on the Common Stock Record Date (as defined in Section 12(d)(v)) fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the Common Stock Record Date. If any dividend or distribution of the type described in this Section 12(d)(i) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared;

         (ii) If the Company shall issue, sell or distribute any shares of Common Stock (including, without limitation, any ETG Earnout Shares, which such ETG Earnout Shares shall, for purposes of this Section 12(d)(ii) be deemed issued for no additional consideration) or issue, sell or distribute options, rights or warrants to any Person entitling them to subscribe for or purchase shares of Common Stock or issue, sell or distribute convertible or exchangeable securities which are convertible or exchangeable for shares of Common Stock, in each case, at a price per share less than $14.61, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date immediately prior to such sale, issuance or distribution of shares, options, rights, warrants or exchangeable or convertible securities by a fraction of which the numerator shall be the number of shares of Common Stock Outstanding at the close of business on such date PLUS the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock to be issued, sold or distributed or subject to such options, rights, warrants or exchangeable or convertible securities would purchase at a price of $14.61 per share and of which the denominator shall be the number of shares of Common Stock Outstanding at the close of business on such date PLUS the total number of additional shares of Common Stock to be issued, sold or distributed or subject to such options, rights, warrants or exchangeable or convertible securities for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the issuance, sale or distribution of such shares, options, rights, warrants or exchangeable or convertible securities. To the extent that shares of Common Stock are not delivered pursuant to such options, rights, warrants or exchangeable or convertible securities, upon the expiration or termination of such options, rights, warrants or exchangeable or convertible securities the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect had the adjustments made upon the issuance of such options, rights, warrants or exchangeable or convertible securities been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such shares, options, rights, warrants or exchangeable or convertible securities are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of shareholders entitled to receive such shares, options, rights, warrants or exchangeable or convertible securities had not been fixed. In determining whether any shares, options, rights, warrants or exchangeable or convertible securities entitle the Holders to subscribe for or purchase shares of Common Stock at less than $14.61 per share, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such options, rights, warrants or exchangeable or convertible securities, with the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors and the amount of any exercise price or subscription price required to be paid upon exercise of such options, rights, warrants or exchangeable or convertible securities ;

         (iii) If the Outstanding shares of Common Stock shall be subdivided or reclassified into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, if the Outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective;

         (iv) If any event occurs as to which the foregoing provisions of this
     Section 12(d) are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors, fairly and adequately protect the conversion rights of the Holders in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board of Directors, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Conversion Price or decreasing the number of shares of Common Stock issuable upon the conversion of the Series A Preferred Stock.

         (v) For purposes of this Section 12(d), the following terms shall have the meaning indicated:

         "CLOSING PRICE" with respect to any securities on any day means the closing price on such day or, if no such sale takes place on such day, the average of the reported high and low prices on such day, in each case on the Nasdaq National Market or the New York Stock Exchange, as applicable, or, if such security is not listed or admitted to trading on such national market or exchange, on the principal national securities exchange or quotation system in the United States on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system in the United States, the average of the high and low prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated or a similar generally accepted reporting service in the United States, or, if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors.

         "COMMON STOCK RECORD DATE" shall mean with respect to any dividend, distribution or other transaction or event in which the Holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

         (vi) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; PROVIDED, HOWEVER, that any adjustments which by reason of this
     Section 12(d)(vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 12 shall be made by the Company and shall be made to the nearest cent. No adjustment need be made for a change in the par value or no par value of the Common Stock.

         (vii) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly file with the Registrar an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to each Holder of shares of Series A Preferred Stock at such Holder's last address appearing on the register of Holders maintained for that purpose within 20 days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

         (viii) In any case in which this Section 12(d) provides that an adjustment shall become effective immediately after a Common Stock Record Date for an event, the Company may defer until the occurrence of such event issuing to the Holder of any share of Series A Preferred Stock converted after such Common Stock Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment.

         (ix) For purposes of this Section 12(d), the number of shares of Common Stock at any time Outstanding shall not include shares held in the treasury of the Company. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

         (x) Notwithstanding anything to the contrary set forth herein, this
     Section 12 shall not apply, and no adjustment to the Conversion Price shall be made with respect to (A) compensatory or incentive stock options (or any shares of Common Stock issued upon the exercise thereof) issued pursuant to employee stock option plans of the Company which have been approved by the Board of Directors of the Company, (B) issuances of Common Stock to employees, officers, directors and consultants of the Company, pursuant to employee benefit plans approved by the Board of Directors of the Company,
     (C) shares of Common Stock issued upon the conversion of the Series A Preferred Stock, or (D) shares of Common Stock issued upon exercise of the Warrants.

         (xi) Notwithstanding anything to the contrary set forth herein, for federal income tax purposes (but not for any other purpose of this Certificate of Designation), any adjustments to the Conversion Price made in respect of any ETG Earnout Shares shall be treated as an adjustment to the purchase price of the Series A Preferred.

         (e) Subject to Section 13, in case of any consolidation of the Company with, or merger of the Company into, any other corporation, or in case of any merger of another corporation into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of Outstanding shares of Common Stock of the Company), or in case of any sale, conveyance or transfer of all or substantially all the assets of the Company, the Holder of each share of Series A Preferred Stock shall have the right thereafter, during the period such share of Series A Preferred Stock shall be convertible as specified in Section 12(a), to convert such share of Series A Preferred Stock into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer by a Holder of the number of shares of shares of Common Stock of the Company into which such share of Series A Preferred Stock might have been converted immediately prior to such consolidation, merger, conveyance or transfer, assuming such Holder of shares of Common Stock of the Company failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer (PROVIDED that, if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer is not the same for each Common Share of the Company in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purpose of this
Section 12 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer by each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). Such securities shall provide for adjustments which, for events subsequent to the effective date of the triggering event, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 12. The above provisions of this Section 12 shall similarly apply to successive consolidations, mergers, conveyances or transfers.

         (f) If the Company shall take any action requiring an adjustment to the Conversion Price pursuant to Section 12(d) or 12(e), then the Company shall cause to be filed with the Registrar and at each office or agency maintained for the purpose of conversion of shares of Series A Preferred Stock, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the shares of Series A Preferred Stock Register, at least 20 Business Days (or 10 Business Days in any case specified in clause (i) or (ii) above) prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the Holders of shares of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that Holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give the notice required by this Section 12(f) or any defect therein shall not affect the legality or validity of any dividend, distribution, right, warrant, reclassification, consolidation, merger, sale transfer, dissolution, liquidation or winding-up, or the vote upon any such action.

         (g) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of shares of Series A Preferred Stock, the full number of shares of Common Stock then issuable upon the conversion of all Outstanding shares of Series A Preferred Stock.

         (h) The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of shares of Series A Preferred Stock pursuant hereto.

         13. CHANGE OF CONTROL. (a) If a Change of Control shall have occurred (the date of such occurrence being a "Change of Control Date"), the Company shall cause to be filed with the Registrar and at each office or agency maintained for the purpose of conversion of shares of Series A Preferred Stock, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Series A Preferred Stock Register, in any case within 10 days after the Change of Control Date, a notice stating (1) the Change of Control Date, (2) the fact that Holders shall, if the Change of Control Date occurs prior to the third anniversary of the Closing Date, receive the Special Payment on such shares, (3) the fact that Holders of the Series A Preferred

Stock shall have the right to require the Company to purchase all or any part of its Outstanding shares of Series A Preferred Stock (including any and all shares received as part of the Special Payment) at a price equal to 101% of the sum of
(x) the aggregate Liquidation Preference thereof PLUS (y) all Accumulated Dividends in respect of such shares PLUS (z) all accrued and unpaid dividends thereon from the last Dividend Payment Date, (4) the relevant circumstances and facts regarding such Change of Control and (5) the instructions that such Holder must follow in order to exercise the rights identified above.

         (b) Upon the occurrence of a Change of Control, if the Change of Control Date occurs prior to the third anniversary of the Closing Date, the Holders of the Series A Preferred Stock shall become entitled to receive the Special Payment with respect to such shares, and the Company shall pay, and each Holder shall be entitled to receive for each share of Series A Preferred Stock held (or deemed to be held) by such Holder on the Change of Control Date (without giving effect to any conversion or redemption of shares of Series A Preferred Stock on the Change of Control Date and assuming for this purpose that all Accumulated Dividends, if any, and all accrued and unpaid dividends from the last Dividend Payment Date to the Change of Control Date, with respect to such shares of Series A Preferred Stock had been paid immediately prior to the Change of Control Date through the issuance of shares of Series A Preferred Stock with a Liquidation Preference equal to the amount of such Accumulated Dividends and accrued and unpaid dividends), shares of Series A Preferred Stock, with a Liquidation Preference equal to the product of (x) the Share Factor with respect to such share and (y) the Aggregate Special Payment Amount (the "Special Payment"). Such Special Payment shall accrue as of the Change of Control Date whether or not the Company has earnings or profits, whether or not there are funds legally available for the payment of such dividend and whether or not such dividend is declared and shall be in all respects identical to any other dividend declared or accrued on the Series A Preferred Stock and all provisions of this Certificate of Designation applicable to dividends shall apply to such Special Payment (except as set forth above).

         (c) Each Holder of Series A Preferred Stock shall have the right, but not the obligation, at any time and from time to time during the 60 day period after the receipt by such Holder of the notice specified in Section 13(a), to sell to the Company (the "put") any or all of such Holder's shares of Series A Preferred Stock (including any and all shares received as part of the Special Payment) for a price equal to 101% of the sum of (x) the aggregate Liquidation Preference of such shares of Series A Preferred Stock PLUS (y) all Accumulated Dividends, if any, related to such shares, PLUS (z) all accrued and unpaid dividends related to such shares from the last Dividend Payment Date through the date such shares are purchased by the Company (the "Put Price").

         Each Holder of Series A Preferred Stock may exercise the put by delivering to the Company a written notice specifying (i) the number of shares of Series A Preferred Stock that are subject to the put and (ii) the date on which the put shall be exercised (the "Put Exercise Date").

         On the Put Exercise Date, (i) such Holder shall deliver to the Company the certificates representing the number of shares of Series A Preferred Stock subject to the put and (ii) the Company shall deliver to such Holder, in immediately available funds, the applicable Put Price for each share of Series A Preferred Stock subject to the put.

         14. CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER. Without the vote or consent of the Holders of the Series A Preferred Stock as set forth in Section 8(c), the Company may not consolidate or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets to, any Person.

         15. SEC REPORTS, REPORTS BY COMPANY. So long as any shares of Series A Preferred Stock are Outstanding, the Company shall file with the SEC and, within 15 days after it files them with the SEC, with the Registrar and, if requested, furnish to each Holder of shares of Series A Preferred Stock all annual and quarterly reports and the information, documents, and other reports that the Company is required to file with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act ("SEC Reports"). In the event the Company is not required or shall cease to be required to file SEC Reports pursuant to the Exchange Act the Company will nevertheless file such reports with the SEC (unless the SEC will not accept such a filing). Whether or not required by the Exchange Act to file SEC Reports with the SEC, so long as any shares of Series A Preferred Stock are Outstanding, the Company will furnish or cause to be furnished copies of the SEC Reports to the Holders of shares of Series A Preferred Stock at the time the Company is required to make such information available to the Registrar and to prospective investors who request it in writing.

         16. RIGHTS TO PURCHASE. (a) The Company shall not sell or issue (other than in an underwritten public offering) any shares of Capital Stock of the Company, or other securities convertible into or exchangeable for Capital Stock of the Company, or options, warrants or rights carrying any rights to purchase Capital Stock of the Company, unless the Company first submits a written offer to the Holders of Series A Preferred Stock identifying the terms of the proposed sale (including price, number or aggregate principal amount of securities and all other material terms), and offer to each of the Holders of Series A Preferred Stock the opportunity to purchase its Pro Rata Allotment (as hereinafter defined) of the securities so offered on terms and conditions, including price, not less favorable than those on which the Company proposes to sell such securities.

         (b) The Company's offer pursuant to this Section 16 shall remain open and irrevocable for a period of 30 days, and the recipients of such offer (the "Purchasers") shall elect to purchase by giving written notice thereof to the Company within such 30-day period, including therein the maximum number of shares or other securities which the Purchasers would purchase (not to exceed their Pro Rata Allotment), with the rights of electing Purchasers to purchase such additional shares to be based upon the relative holdings of Common Stock

(including shares of Common Stock issuable upon conversion of Series A Preferred Stock and upon the exercise of Series B Common Stock Warrants) of the electing Purchasers in the case of over-subscription.

         (c) For the purpose of this Section 16, each Purchaser's "Pro Rata Allotment" of such securities shall be based on the ratio of the shares of Common Stock based on such Holders' ownership of Series A Preferred Stock and Series A Common Stock Warrants (in each case on an as-converted and/or as exercised basis) held by he, she or it on an as-converted basis bears to all the issued and Outstanding shares of Common Stock held by all of the Purchasers calculated on a fully-diluted basis giving effect to the conversion of convertible securities and the exercise of all Outstanding options and warrants as of the date of such written offer.

         (d) Any securities offered pursuant to this Section 16 which are not purchased pursuant to such offer may be sold by the Company but only on the terms and conditions set forth in the initial offer, at any time within 90 days following the termination of the above-referenced 30-day period but may not be sold to any other Person or on terms and conditions, including price, that are more favorable to the purchaser than those set forth in such offer or after such 90-day period without renewed compliance with this Section 16.

         (e) Notwithstanding the foregoing, the right to purchase granted under this Section 16 shall be inapplicable with respect to any issuance or proposed issuance by the Company of (i) securities issued in connection with the acquisition of another corporation by the Company, whether by merger, purchase of all or substantially all of the assets of such corporation, or otherwise,
(ii) securities issued as a result of any stock split, stock dividend, reclassification or reorganization of the Company's stock, (iii) securities issued upon exercise or conversion of any option, warrant or convertible security approved by the Board of Directors, (iv) compensatory or incentive stock options (or any shares of Common Stock issued upon the exercise thereof) issued pursuant to employee stock option plans of the Company which have been approved by the Board of Directors of the Company; and (v) issuances of Common Stock to employees, officers, directors and consultants of the Company, pursuant to employee benefit plans approved by the Board of Directors of the Company.

         (f) The rights of the Holders of Series A Preferred Stock are transferable to each transferee of Series A Preferred Stock or Common Stock held by such Holders.

         17. DEFINITIONS. For purposes of this Certificate of Designation, the following terms shall have the meaning set forth below:

         "ACCUMULATED DIVIDENDS" has the meaning set forth in Section 6(b).

         "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "AGGREGATE CHANGE OF CONTROL DATE ACCRETED VALUE" means the product obtained by multiplying (x) the Change of Control Date Accreted Value by (y) the number of shares of Series A Preferred Stock Outstanding as of the Change of Control Date (without giving effect to any conversion or redemption of shares of Series A Preferred Stock on the Change of Control Date).

         "AGGREGATE SPECIAL PAYMENT AMOUNT" means the difference (if positive) between (x) the Aggregate Three Year Accreted Value and (y) the Aggregate Change of Control Date Accreted Value.

         "AGGREGATE THREE YEAR ACCRETED VALUE" means the product obtained by multiplying (x) the Three Year Accreted Value by (y) the number of shares of Series A Preferred Stock Outstanding on the Change of Control Date (without giving effect to any conversion or redemption of shares of Series A Preferred Stock on the Change of Control Date).

         "BOARD OF DIRECTORS" has the meaning set forth in the Recitals

         "BUSINESS DAY" means any day other than a Saturday, a Sunday, or a day when banks in The City of New York are authorized to be closed.

         "BY-LAWS" has the meaning set forth in the Recitals.

         "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting and/or non-voting) of such Person's capital stock, whether Outstanding on the Closing Date or issued after the Closing Date, and any and all rights (other than any evidence of indebtedness), warrants or options exchangeable for or convertible into such capital stock.

         "CERTIFICATE OF INCORPORATION" has the meaning set forth in the recitals.

         "CHANGE OF CONTROL" means the occurrence of any of the following events: (a) any "Person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Capital Stock of the Company or (b) the Company consolidates with, or merges with or into, another Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into the Company, in any such event pursuant to a transaction in which the Holders of the Outstanding Voting Capital Stock of the Company immediately prior to such transaction hold less than 50% of the Outstanding Voting Capital Stock of the surviving or transferee company or its parent company immediately after the transaction or immediately after such transaction any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), is the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Capital Stock of the surviving or transferee company or its parent company immediately after the transaction as applicable or
(c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by the Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of

Directors then in office or (d) any transaction subject to Rule 13e-3 under the Exchange Act if following such Rule 13e-3 transaction a Person owns more than 50% of the total Voting Capital Stock of the Company.

         "CHANGE OF CONTROL DATE" has the meaning set forth in Section 13(a).

         "CHANGE OF CONTROL DATE ACCRETED VALUE" means with respect to each $381.25 of original Liquidation Preference, the value that $381.25 would accrete to between the Closing Date and the Change of Control Date compounded quarterly at an annual rate of 8%.

         "CLOSING DATE" means any Closing Date under the Purchase Agreement.

         "CLOSING PRICE" has the meaning set forth in Section 12(d)(v).

         "COMMON STOCK RECORD DATE" has the meaning set forth in Section
12(d)(v).

         "COMMON STOCK" means the common stock, par value $.01 per share, of the Company.

         "COMPANY" has the meaning set forth in the Recitals.

         "COMPANY ORDER" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary.

         "CONVERSION AGENT" has the meaning set forth in Section 5(a).

         "CONVERSION PRICE" has the meaning set forth in Section 12(a).

         "COUPON DIVIDENDS" has meaning set forth in Section 6(a).

         "CURRENT MARKET VALUE" per share of Common Stock or any other security at any date means (i) if the security is not registered under the Exchange Act, the value of the security, determined in good faith by the Board of Directors and certified in a board resolution, or (ii) if the security is registered under the Exchange Act, the average of the daily closing bid prices (or the equivalent in an over-the-counter market) for each Business Day during the period commencing 15 Business Days before such date and ending on the date one day prior to such date, or if the security has been registered under the Exchange Act for less than 15 consecutive Business Days before such date, the average of the daily closing bid prices (or such equivalent) for all of the Business Days before such date for which daily closing bid prices are available; PROVIDED, HOWEVER, that if the closing bid price is not determinable for at least ten Business Days in such period, the "Current Market Value" of the security shall be determined as if the security were not registered under the Exchange Act.

         "DIVIDEND PAYMENT DATE" means each June 1, September 1, December 1 and March 1, PROVIDED, HOWEVER, that if such date shall not be a Business Day, then the Dividend Payment Date shall be the next Business Day.

         "DIVIDEND RECORD DATE" has the meaning set forth in Section 7(a).

         "ETG EARNOUT SHARES" shall mean any shares of Common Stock issued subsequent to April 7, 2000, pursuant to the terms of the Asset Purchase Agreement dated as of December 16, 1998, by and among the Company, COSI Acquisition Corp., Enterprise Technology Group, Incorporated and certain stockholders of Enterprise Technology Group, Incorporated as amended from time to time, (including, without limitation, Sections 3.3 and 3.4 thereof).

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "HOLDER" means the Person in whose name the Series A Preferred Stock is registered.

         "HOLDERS' REDEMPTION DATE" has the meaning set forth in Section 10(b).

         "HOLDERS' REDEMPTION PRICE" has the meaning set forth in Section 10(b).

         "ISSUANCE PRICE" of each share of Series A Preferred Stock means, $381.25 the original purchase price of such share.

         "JUNIOR SHARES" has the meaning set forth in Section 9(a).

         "LIQUIDATION AMOUNT" has the meaning set forth in Section 9(b).

         "LIQUIDATION PREFERENCE" has meaning set forth in Section 3.

         "NONELECTING SHARE" has the meaning set forth in Section 12(e).

         "ODD-LOT REDEMPTION" has the meaning set forth in Section 10(c).

         "OFFICERS' CERTIFICATE" means a certificate of the Company signed in the name of the Company by its Chairman of the Board, its President or a Vice President and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary.

         "OPTIONAL REDEMPTION" has the meaning set forth in Section 10(a).

         "OPTIONAL REDEMPTION DATE" has the meaning set forth in Section 10(a).

         "OPTIONAL REDEMPTION PRICE" has the meaning set forth in Section 10(a).

         "OUTSTANDING" means when used with respect to shares of Series A Preferred Stock, as of the date of determination, all shares of Series A Preferred Stock theretofore authenticated and delivered under this Certificate of Designation, except (a) shares of Series A Preferred Stock theretofore converted into shares of Common Stock in accordance with Section 12 and shares of Series A Preferred Stock theretofore canceled by the Registrar or delivered to the Registrar for cancellation; (b) shares of Series A Preferred Stock for whose payment or redemption money in the necessary amount has been theretofore deposited with the Registrar or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such shares of Series A Preferred Stock; PROVIDED that, if such shares of Series A Preferred Stock are to be redeemed, notice of such redemption has been duly given pursuant to this Certificate of Designation or provision therefor satisfactory to the Registrar has been made; and (c) shares of Series A Preferred Stock (x) that are mutilated, destroyed, lost or stolen which the Company has decided to pay or (y) in exchange for or in lieu of which other shares of Series A Preferred Stock have been authenticated and delivered pursuant to this Certificate of Designation; PROVIDED, HOWEVER, that, in determining whether the Holders of the shares of Series A Preferred Stock have given any request, demand, authorization, direction, notice, consent or waiver or taken any other action hereunder, shares of Series A Preferred Stock owned by the Company or any other obligor upon the shares of Series A Preferred Stock or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Registrar shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only shares of Series A Preferred Stock which the Registrar has actual knowledge of being so owned shall be so disregarded. Shares of Series A Preferred Stock so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Registrar the pledgee's right so to act with respect to such shares of Series A Preferred Stock and that the pledgee is not the Company or any other obligor upon the shares of Series A Preferred Stock or any Affiliate of the Company or of such other obligor.

         "PARITY SHARES" has the meaning set forth in Section 9(a).

         "PAYING AGENT" has the meaning set forth in Section 5(a).

         "PERSON" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

         "PREFERRED STOCK" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's preferred or preference stock, whether now Outstanding or issued after the date hereof, including all series and classes of such preferred or preference stock.

         "PRO RATA ALLOTMENT" has the meaning set forth in Section 16(c).

         "PURCHASE AGREEMENT" means the Securities Purchase Agreement dated April 7, 2000, among the Company and the Purchaser named therein.

         "PURCHASERS" has the meaning set forth in Section 16(b).

         "PUT" has the meaning set forth in Section 13(c).

         "PUT EXERCISE DATE" has the meaning set forth in Section 13(c).

         "PUT PRICE" has the meaning set forth in Section 13(c).

         "REDEMPTION DATE" means any Optional Redemption Date or any Holders' Redemption Date.

         "REDEMPTION NOTICE" has the meaning set forth in Section 10(d).

         "REDEMPTION PRICE" means the Optional Redemption Price or the Holders' Redemption Price as the case may be.

         "REGISTRAR" has the meaning set forth in Section 3.

         "RESTRICTED SHARES LEGEND" has the meaning set forth in Section 4.

         "SEC" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the adoption of this Certificate of Designation such commission is not existing and performing the duties now assigned to it, then the body performing such duties at such time.

         "SEC REPORTS" has the meaning set forth in Section 15.

         "SECURITIES ACT" has the meaning set forth in Section 4.

         "SENIOR SHARES" has the meaning set forth in Section 9(a).

         "SERIES A PREFERRED STOCK" has the meaning set forth in Section 1.

         "SHARE FACTOR" means with respect to each share of Series A Preferred Stock, a fraction, the numerator of which is the Liquidation Preference of such share as of the Change of Control Date, without giving effect to the Special Payment, and the denominator of which is the aggregate Liquidation Preference of all Outstanding shares of Series A Preferred Stock as of the Change of Control Date, without giving effect to the Special Payment.

         "SPECIAL PAYMENT" has the meaning set forth in Section 13(b).

         "THREE YEAR ACCRETED VALUE" means with respect to each $381.25 of original Liquidation Preference, $483.52.

         "VOTING CAPITAL STOCK" means with respect to any Person, securities of any class or classes of Capital Stock in such Person ordinarily entitling the Holders thereof (whether at all times or at the times that such class of Capital Stock has voting power by reason of the happening of any contingency) to vote in the election of members of the board of directors or comparable governing body of such Person.

         "WARRANTS" means the warrants issued pursuant to the Warrant Agreement dated as of May __, 2000, between the Company and each of the warrantholders party thereto.

         IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be duly executed by [____________________], [____________________] of the Company, and attested by [____________________],
[____________________] of the Company, this [____] day of [__________] 2000.

                                       COMPUTER OUTSOURCING SERVICES, INC.

                                       By_________________________________
                                         Name:
                                         Title:
ATTEST:

By_________________________________
  Name:
  Title:
                                     B-64

                 EXHIBIT A to the CERTIFICATE OF DESIGNATION
                 -------------------------------------------

                                FACE OF SECURITY

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. SUCH SHARES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS."

Number:  __________                             Number of Shares ________ Shares
                                                   144A CUSIP NO.:  [__________]
                                                     IAI CUSIP NO.: [__________]

    SERIES A CUMULATIVE CONVERTIBLE PARTICIPATING PREFERRED STOCK DUE 2007
                      OF COMPUTER OUTSOURCING SERVICES, INC.
 [TO BE UPDATED TO REFLECT THE FINAL TERMS IN THE CERTIFICATE OF DESIGNATIONS]

         Computer Outsourcing Services, Inc., a company organized under the laws of Delaware (the "Company"), hereby certifies that [HOLDERS] (the "Holders") is the registered owner of [_____________] fully paid and non-assessable preference securities of the Company designated the Series A Cumulative Convertible Participating Preferred Stock due 2007, par value U.S.$0.01 (the "Preferred Stock") having a liquidation value equal the sum of (x) to the original purchase price per share plus (y) all Accumulated Dividends, if any, in respect thereof, plus (z) all accrued and unpaid dividends from the last Dividend Payment Date . The shares of Preferred Stock are transferable on the books and records of the Registrar, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Stock represented hereby are issued and shall in all respects be subject to the provisions of the Certificate of Designation of the Company dated [_______], 2000, as the same may be amended from time to time in accordance with its terms (the "Preferred Stock Certificate of Designation"). Capitalized terms used herein but not defined shall have the meaning given them in the Preferred Stock Certificate of Designation. The Company will provide a copy of the Preferred Stock Certificate of Designation to a Holder without charge upon written request to the Company at its principal place of business.

         Reference is hereby made to select provisions of the Preferred Stock set forth on the reverse hereof, and to the Preferred Stock Certificate of Designation, which select provisions and the Preferred Stock Certificate of Designation shall for all purposes have the same effect as if set forth at this place.

         Upon receipt of this certificate, the Holder is bound by the Preferred Stock Certificate of Designation and is entitled to the benefits thereunder.

         Unless the Transfer Agent's valid countersignature appears hereon, the shares of Preferred Stock evidenced hereby shall not be entitled to any benefit under the Preferred Stock Certificate of Designation or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has executed this certificate as of the date set forth below.

                                       COMPUTER OUTSOURCING SERVICES, INC.

                                       By_______________________________________
                                         Name:
                                         Title:
[Seal]
                                       By_______________________________________
                                         Name:
                                         Title:
Dated:

                             REVERSE OF SECURITY

                     COMPUTER OUTSOURCING SERVICES, INC.

          Series A Cumulative Convertible Preferred Stock due 2007

         Dividends on each share of Preferred Stock shall be payable at a rate per annum set forth on the face hereof or as provided in the Preferred Stock Certificate of Designation. Dividends may be paid, to the extent not cumulated in accordance with the terms of the Preferred Stock Certificate of Designation.

         The shares of Preferred Stock shall be redeemable as provided in the Preferred Stock Certificate of Designation. The shares of Convertible Preferred Stock shall be convertible into the Company's Common Stock in the manner and according to the terms set forth in the Preferred Stock Certification of Designation.

         The Company shall furnish to any Holder upon request and without charge, a full summary statement of the designations, voting rights preferences, limitations and special rights of the shares of each class or series authorized to be issued by the Company so far as they have been fixed and determined and the authority of the Board of Directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the class and series of shares of the Company.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Preferred Stock evidenced hereby to:

(Insert assignee's social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints:

agent to transfer the shares of Preferred Stock evidenced hereby on the books of the Transfer Agent and Registrar. The agent may substitute another to act for him or her.

Date:

Signature:
(Sign exactly as your name appears-on the other side of this Convertible Preferred Stock Certificate)

Signature Guarantee:  ____________________(1)

----------
(1) Signature must be guaranteed by an "eligible guarantor institution" (i.e., a bank, stockbroker, savings and loan association or credit union) meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934.

                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder in order to Convert the Preferred Stock)

         The undersigned hereby irrevocably elects to convert (the "Conversion") shares of Series A Cumulative Convertible Preferred Stock due 2007 (the "Preferred Stock"), represented by stock certificate No(s). __________ (the "Preferred Stock Certificates") into shares of common stock, par value U.S. $.01 per share ("Common Stock"), of Computer Outsourcing Services, Inc. (the "Company") according to the conditions of the Certificate of Designation establishing the terms of the Preferred Stock (the "Preferred Stock Certificate of Designation"), as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion. A copy of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).(1)

         The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933 (the "Act"), or pursuant to an exemption from registration under the Act.

         Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Preferred Stock Certificate of Designation.

Date of Conversion:

Applicable Conversion Price:

Number of shares of Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Signature:

Name:

Address:(2)

Fax No.:


----------
(1) The Company is not required to issue shares of Common Stock until the original Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Company or its Transfer Agent. The Company shall issue and deliver shares of Common Stock to an overnight courier not later than three business days following receipt of the original Preferred Stock Certificate(s) to be converted.

(2) Address where shares of Common Stock and any other payments or certificates shall be sent by the Company.

               EXHIBIT B to the SECURITIES PURCHASE AGREEMENT
               ----------------------------------------------

         This REGISTRATION RIGHTS AGREEMENT (the "Agreement"), is made as of ______ __, 2000, by and among Computer Outsourcing Services, Inc., a Delaware corporation, (the "Company"), DB Capital Investors, L.P. (the "Initial DB Holder"), Sandler Capital Partners IV, L.P., Sandler Capital Partners FTE, L.P., Sandler Internet Partners, L.P. and Sandler Co-Investment Partners, L.P. (each an "Initial Sandler Holder" and, collectively, the "Initial Sandler Holders") and Zach Lonstein, a resident of the State of New York ("Lonstein").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company and the Initial Holders have entered into a Securities Purchase Agreement dated April 7, 2000 (the "Securities Purchase Agreement"); and

         WHEREAS, pursuant to the terms of the Securities Purchase Agreement, the Initial Holders have purchased (x) 157,377 shares (the "Shares") of the 8% Series A Cumulative Convertible Participating Preferred Stock of the Company (the "Series A Preferred Stock"), which such Shares are initially convertible into 1,573,770 shares of the Common Stock, par value $.01 per share, of the Company ("Common Stock"), subject to adjustment in accordance with the terms of the Series A Preferred Stock, and (y) Series A Common Stock Warrants (the "Warrants") to purchase, initially 2,531,926 shares of Common Stock, subject to adjustment in accordance with the terms of the Warrants; and

         WHEREAS, Lonstein is the holder of [___________] shares of Common Stock (the "Lonstein Shares"); and

         WHEREAS, it is a condition precedent to the closing of the transactions contemplated in the Securities Purchase Agreement that the parties hereto execute and deliver this Agreement.

         NOW THEREFORE, in consideration of the premises, mutual promises and covenants contained in this Agreement and intending to be legally bound, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         Section 1.01 DEFINITIONS. Terms defined in the Securities Purchase Agreement are used herein as therein defined. In addition, the following terms, as used herein, have the following meanings:

         "AGREEMENT" has the meaning set forth in the preamble.

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMON STOCK" has the meaning set forth in the second recital

         "COMPANY" has the meaning set forth in the preamble.

         "CONVERSION SHARES" means all shares of Common Stock or other securities issued upon the conversion of the Series A Preferred Stock in accordance with its terms.

         "DEMAND REGISTRATION" means a registration under the Securities Act requested in accordance with Section 2.01.

         "DB HOLDERS" means the Initial DB Holder, its direct and indirect successors and assigns and any direct or indirect transferee of any Registrable Securities initially held by the Initial DB Holder.

         "EXCLUDED HOLDERS" has the meaning set forth in Section 2.01(f).

         "HOLDERS" shall mean the Lonstein Holders, the DB Holders and the Sandler Holders.

         "INDEMNIFIED PARTY" has the meaning set forth in Section 4.03.

         "INDEMNIFYING PARTY" has the meaning set forth in Section 4.03.

         "INITIAL DB HOLDER" has the meaning set forth in the preamble.

         "INITIAL SANDLER HOLDER" and "INITIAL SANDLER HOLDERS" have the meaning set forth in the preamble.

         "INITIAL HOLDERS" means the Initial DB Holder and the Initial Sandler Holders.

         "LONSTEIN" has the meaning set forth in the preamble.

         "LONSTEIN HOLDERS" means Lonstein, his direct and indirect heirs, successors and assigns and any direct or indirect transferee of any Registrable Securities initially held by Lonstein.

         "LONSTEIN SHARES" has the meaning set forth in the third recital.

         "LOSSES" has the meaning set forth in Section 4.01.

         "MATERIAL ADVERSE EFFECT" has the meaning set forth in Section 2.01(f).

         "PIGGYBACK REGISTRATION" has the meaning set forth in Section 2.02.

         "REGISTRABLE COMMON STOCK" means the Conversion Shares and the Warrant Shares, in each case, together with any additional shares of Common Stock or other securities issued in respect thereof in connection with any stock split, stock dividend, merger, consolidation, reclassification, recapitalization or similar event with respect to such shares of Common Stock.

         "REGISTRABLE DB SECURITIES" means (a) any Registrable Series A Preferred Stock purchased by any DB Holder on the Closing Date or thereafter acquired, (b) any Registrable Common Stock acquired by any DB Holder upon the conversion of any Registrable Series A Preferred Stock or the exercise of any Registrable Warrants, (c) any Registrable Warrants purchased by any DB Holder on the Closing Date or thereafter acquired, and (d) any securities of the Company or any successor entity into which Registrable Common Stock, Registrable Warrants or Registrable Series A Preferred Stock may hereafter be reclassified, converted or changed.

         "REGISTRABLE LONSTEIN SECURITIES" means the Lonstein Shares, together with any additional shares of Common Stock or other securities issued in respect thereof in connection with any stock split, stock dividend, merger, consolidation, reclassification, recapitalization or similar event with respect to such shares of Common Stock.

         "REGISTRABLE SANDLER SECURITIES" means (a) any Registrable Series A Preferred Stock purchased by any Sandler Holder on the Closing Date or thereafter acquired, (b) any Registrable Common Stock acquired by any Sandler Holders upon the conversion of any Registrable Series A Preferred Stock or the exercise of any Registrable Warrants, (c) any Registrable Warrants purchased by any Sandler Holder on the Closing Date or thereafter acquired, and (d) any securities of the Company or any successor entity into which Registrable Common Stock, Registrable Warrants or Registrable Series A Preferred Stock may hereafter be reclassified, converted or changed.

         "REGISTRABLE SERIES A PREFERRED STOCK" means the Shares, together with any additional shares of Series A Preferred Stock or other securities issued in respect thereof (other than any Conversion Shares) in connection with any stock split, stock dividend, merger, consolidation, reclassification, recapitalization or similar event with respect to such Shares.

         "REGISTRABLE SECURITIES" means the Registrable DB Securities, the Registrable Sandler Securities and the Registrable Lonstein Securities.

         "REGISTRABLE WARRANTS" means the Warrants, together with any Warrants or other securities issued in respect thereof (other than any Warrant Shares) in connection with any stock split, stock dividend, merger, consolidation, reclassification, recapitalization or similar event with respect to such Warrants.

         "REQUESTING HOLDERS" means the Holders requesting a Demand Registration, and shall include parties deemed "Requesting Holders" pursuant to Sections 2.01(a)(v), (vi) and (vii).

         "RULE 144" means Rule 144 (or any successor rule of similar effect) promulgated under the Securities Act.

         "SANDLER HOLDERS" means the Initial Sandler Holders, their direct and indirect successors and assigns and any direct or indirect transferee of any Registrable Securities initially held by any Initial Sandler Holder.

         "SECURITIES PURCHASE AGREEMENT" has the meaning set forth in the first recital.

         "SELLING HOLDER" means any Holder who is selling Registrable Securities pursuant to a public offering registered hereunder.

         "SERIES A PREFERRED STOCK" has the meaning set forth in the second recital.

         "SHARES" has the meaning set forth in the second recital.

         "SHELF REGISTRATION" means a Demand Registration which is effected pursuant to Rule 415 under the Securities Act.

         "UNDERWRITER" means a securities dealer who purchases any Registrable Securities as principal in connection with a Demand Registration or a Piggyback Registration and not as part of such dealer's market-making activities.

         "WARRANTS" has the meaning set forth in the second recital.

         "WARRANT SHARES" means all shares of Common Stock or other securities issued upon the exercise of the Warrants.

         Section 1.02 INTERNAL REFERENCES. Unless the context indicates otherwise, references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement, and references to the parties shall mean the parties to the Securities Purchase Agreement.

                                   ARTICLE II

                               REGISTRATION RIGHTS
                               -------------------

         Section 2.01 DEMAND REGISTRATION. (a) (i) Holders of not less than a majority of the Registrable DB Securities may make up to two written requests for a Demand Registration (of which such Demand Registrations, one may be a Shelf Registration) of all or any part of the Registrable DB Securities held by such DB Holders; PROVIDED that (A) no such Demand Registration may be requested by the DB Holders prior to the first anniversary of the Closing Date, and (B) the DB Holders shall not be entitled to a Demand Registration if, during the 6 months preceding such request, the Holders have requested a Demand Registration (unless such Demand Registration was preempted pursuant to Section 2.01(e)).

         (ii) Holders of not less than a majority of the Registrable Sandler Securities may make up to two written requests for a Demand Registration (of which such Demand Registrations, one may be a Shelf Registration) of all or any part of the Registrable Sandler Securities held by such Sandler Holders; PROVIDED that (A) no such Demand Registration may be requested by the Sandler Holders prior to the first anniversary of the Closing Date, and (B) the Sandler Holders shall not be entitled to a Demand Registration if, during the 6 months preceding such request, the Holders have requested a Demand Registration (unless such Demand Registration was preempted pursuant to Section 2.01(e)).

         (iii) Holders of not less than a majority of the Registrable Lonstein Securities may make up to two written requests for a Demand Registration of all or any part of the Registrable Lonstein Securities held by such Lonstein Holders; PROVIDED that (A) no such Demand Registration may be requested by the Lonstein Holders prior to the second anniversary of the Closing Date, and (B) the DB Holders shall not be entitled to a Demand Registration if, during the 6 months preceding such request, the Holders have requested a Demand Registration (unless such Demand Registration was preempted pursuant to Section 2.01(e)).

         (iv) Any request for a Demand Registration will specify the aggregate number of shares of Registrable Securities proposed to be sold by the Requesting Holders and will also specify the intended method of disposition thereof. Any such request for a Demand Registration shall specify whether such registration will be a Shelf Registration. For so long as the Initial DB Holder holds Registrable DB Securities, no Demand Registration made by any DB Holder shall be a Shelf Registration without the consent of the Initial DB Holder. For so long as the Initial Sandler Holders hold Registrable Sandler Securities, no Demand Registration made by any Sandler Holder shall be a Shelf Registration without the consent of a majority in interest of the Initial Sandler Holders. A registration will not count as a Demand Registration until it has become effective. If the Requesting Holders withdraw or do not pursue the request for the Demand Registration (in each of the foregoing cases, PROVIDED that at such time the Company is in compliance in all material respects with its obligations under this Agreement), then such Demand Registration shall be deemed to have been effected, PROVIDED that (i) if, the Demand Registration does not become effective because a material adverse change has occurred, or is reasonably likely to occur, in the condition (financial or otherwise), business, properties, assets, liabilities, operations or prospects of the Company and its subsidiaries taken as a whole subsequent to the date of the written request made by the Requesting Holders or (ii) if, after the Demand Registration has become effective, an offering of Registrable Securities pursuant to a registration is interfered with by any stop order, injunction, or other order or requirement of the Commission or other governmental agency or court then the Demand Registration shall not be deemed to have been effected and will not count as a Demand Registration.

         (v) Upon receipt of any request for a Demand Registration by Holders of not less than a majority of the Registrable DB Securities held by the DB Holders, the Company shall promptly (but in any event within ten (10) days) give written notice of such proposed Demand Registration to all other Holders, and subject to Section 2.01(f), all such Holders shall have the right, exercisable by written notice to the Company within twenty (20) days of their receipt of the Company's notice, to elect to include in such Demand Registration such portion of their Registrable Securities as they may request. All such Holders requesting to have their Registrable Securities included in a Demand Registration in accordance with the preceding sentence shall be deemed to be "Requesting Holders" for purposes of this Section 2.01; provided that any Sandler Holders and any Lonstein Holders shall not be deemed to be "Requesting Holders" for purposes of Section 2.01(c).

         (vi) Upon receipt of any request for a Demand Registration by Holders of not less than a majority of the Registrable Sandler Securities held by the Sandler Holders, the Company shall promptly (but in any event within ten (10) days) give written notice of such proposed Demand Registration to all other Holders, and subject to Section 2.01(f), all such Holders shall have the right, exercisable by written notice to the Company within twenty (20) days of their receipt of the Company's notice, to elect to include in such Demand Registration such portion of their Registrable Securities as they may request. All such Holders requesting to have their Registrable Securities included in a Demand Registration in accordance with the preceding sentence shall be deemed to be "Requesting Holders" for purposes of this Section 2.01; provided that any DB Holders and any Lonstein Holders shall not be deemed to be "Requesting Holders" for purposes of Section 2.01(c).

         (vii) Upon receipt of any request for a Demand Registration by Holders of a majority of the Registrable Lonstein Securities held by the Lonstein Holders, the Company shall promptly (but in any event within ten (10) days) give written notice of such proposed Demand Registration to all other Holders, and subject to Section 2.01(f), all such Holders shall have the right, exercisable by written notice to the Company within twenty (20) days of their receipt of the Company's notice, to elect to include in such Demand Registration such portion of their Registrable Securities as they may request. All such Holders requesting to have their Registrable Securities included in a Demand Registration in accordance with the preceding sentence shall be deemed to be "Requesting Holders" for purposes of this Section 2.01; provided that any DB Holders and any Sandler Holders shall not be deemed to be "Requesting Holders" for purposes of
Section 2.01(c).

         (b) In the event that the Requesting Holders withdraw or do not pursue a request for a Demand Registration and, pursuant to Section 2.01(a) hereof, such Demand Registration is deemed to have been effected, the Holders may reacquire such Demand Registration (such that the withdrawal or failure to pursue a request will not count as a Demand Registration hereunder) if the Selling Holders reimburse the Company for any and all Registration Expenses actually incurred by the Company in connection with such request for a Demand Registration.

         (c) If the Requesting Holders so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a "firm commitment" underwritten offering. A majority in interest of the Requesting Holders shall have the right to select the managing Underwriters and any additional investment bankers and managers to be used in connection with any offering under this Section 2.01, subject to the Company's approval, which approval shall not be unreasonably withheld.

         (d) The Requesting Holders will inform the Company of the time and manner of any disposition of Registrable Securities (which may be pursuant to a Shelf Registration), and agree to take reasonable action to cooperate with the Company in effecting the disposition of the Registrable Securities in a manner that does not unreasonably disrupt the public trading market for the Common Stock.

         (e) The Company shall have the right for up to 180 days in any consecutive 360 day period to delay or suspend any Demand Registration in the event that the Board determines, in good faith, that it is in the best interest of the Company for the Company to proceed with its own offering of equity securities. The Company may so proceed by delivering written notice (within five business days after the Company has received a request for such Demand Registration) of such intention to the Selling Holder indicating that the Company has identified a specific business need and use for the proceeds of the sale of such securities and the Company shall use its best efforts to effect a primary registration within 60 days of such notice. In the ensuing primary registration, the Holders will have such piggyback registration rights as are set forth in Section 2.02 hereof. Upon the Company's preemption of a requested Demand Registration, such requested registration will not count as the Holders' Demand Registration. The Company may exercise the right to preempt only once in any 360-day period. Notwithstanding anything to the contrary contained herein, during any 360-day period the Company shall not exercise its right to preempt, delay or postpone the filing or effectiveness of any registration statement, pre- or post-effective amendment or supplement or prospectus supplement pursuant to this Section 2.01(e), the first proviso to Section 3.01(a), or Section 3.01(b) for more than 180 days in the aggregate for all such provisions during any period of 360 consecutive days.

         (f) PRIORITY ON DEMAND REGISTRATIONS. No securities to be sold for the account of any Person (including the Company) other than a Requesting Holder shall be included in a Demand Registration unless the managing Underwriter or Underwriters shall advise the Company and the Requesting Holders in writing that the inclusion of such securities will not materially and adversely affect the price, distribution or timing of the offering (a "Material Adverse Effect"). Any additional securities to be included in a Demand Registration pursuant to this
Section 2.01(f) shall be included in such Demand Registration in accordance with their relative rights. Furthermore, in the event the managing Underwriter or Underwriters shall advise the Company or the Requesting Holders that even after exclusion of all securities of other Persons (including the Company) pursuant to the immediately preceding sentence, the amount of Registrable Securities proposed to be included in such Demand Registration by Requesting Holders is sufficiently large to cause a Material Adverse Effect, the Registrable Securities of the Requesting Holders to be included in such Demand Registration shall equal the number of shares which the Company and the Requesting Holders are so advised can be sold in such offering without a Material Adverse Effect and such shares shall be allocated pro rata among the Requesting Holders on the basis of the number of Registrable Securities requested to be included in such registration by each such Requesting Holder; PROVIDED, HOWEVER, that if any Registrable Securities requested to be registered pursuant to a Demand Registration under Section 2.01 are excluded from registration hereunder, then the Holder(s) having shares excluded ("Excluded Holders") shall have the right to withdraw all, or any part, of their shares from such registration; PROVIDED, FURTHER, that if less than 80% of the Registrable Securities requested to be included in such Demand Registration are actually included therein, such registration will not count as a Demand Registration for purposes of this
Section 2.01.

         Section 2.02 PIGGYBACK REGISTRATION. (a) If the Company at any time proposes to file a registration statement under the Securities Act with respect to an offering of securities for its own account or for the account of another Person (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission) and other than a Demand Registration hereunder), the Company shall give written notice of such proposed filing to the Holders at the address set forth in the share register of the Company as soon as reasonably practicable (but in no event less than 15 days before the anticipated date on which such registration will be first filed with the Commission), undertaking to provide each Holder the opportunity to register on the same terms and conditions such number and type of Registrable Securities as such Holder may request (a "Piggyback Registration"). Each Holder will have ten business days after receipt of any such notice to notify the Company as to whether it wishes to participate in a Piggyback Registration (which notice shall not be deemed to be a request for a Demand Registration); PROVIDED that should a Holder fail to provide timely notice to the Company, such Holder will forfeit any rights to participate in the Piggyback Registration with respect to such proposed offering. In the event that the registration statement is filed on behalf of a Person other than the Company, the Company will use its best efforts to have the shares of Registrable Securities that the Holders wish to sell included in the registration statement. If the Company shall determine in its sole discretion not to register or to delay the proposed offering, the Company shall provide written notice of such determination to the Holders and (i) in the case of a determination not to effect the proposed offering, shall thereupon be relieved of the obligation to register such Registrable Securities in connection therewith, and (ii) in the case of a determination to delay a proposed offering, shall thereupon be permitted to delay registering such Registrable Securities for the same period as the delay in respect of the proposed offering. As between the Company and the Selling Holders, the Company shall be entitled to select the Underwriters in connection with any Piggyback Registration.

         (b) PRIORITY ON PIGGYBACK REGISTRATIONS. If the Registrable Securities requested to be included in the Piggyback Registration by any Holder differ from the type of securities proposed to be registered by the Company and the managing Underwriter advises the Company that due solely to such differences the inclusion of such Registrable Securities would cause a Material Adverse Effect, then (i) the number of such Holders' Registrable Securities to be included in the Piggyback Registration shall be reduced to an amount which, in the opinion of the managing Underwriter, would eliminate such Material Adverse Effect or
(ii) if no such reduction would, in the opinion of the managing Underwriter, eliminate such Material Adverse Effect, then the Company shall have the right to exclude all such Registrable Securities from such Piggyback Registration, PROVIDED that no other securities of such type are included and offered for the account of any other Person in such Piggyback Registration. Any partial reduction in number of Registrable Securities of any Holder to be included in the Piggyback Registration pursuant to clause (i) of the immediately preceding sentence shall be effected pro rata based on the ratio which such Holder's requested shares bears to the total number of shares requested to be included in such Piggyback Registration by all Persons other than the Company who have the contractual right to request that their shares be included in such registration statement and who have requested that their shares be included. If the Registrable Securities requested to be included in the registration statement are of the same type as the securities being registered by the Company and the managing Underwriter advises the Company that the inclusion of such Registrable Securities would cause a Material Adverse Effect, the Company will be obligated to include in such registration statement, as to each Holder only a portion of the shares such Holder has requested be registered equal to the ratio which such Holder's requested shares bears to the total number of shares requested to be included in such registration statement by all Persons who have the contractual right to request that their shares be included in such registration statement and who have requested their shares be included; PROVIDED, HOWEVER, that the provisions of this sentence shall not be applicable to the Person or Persons initiating such registration statement. If the Company initiated the registration, then the Company may include all of its securities in such registration statement before any such Holder's requested shares are included. If another security holder initiated the registration, then the Company may not include any of its securities in such registration statement unless all Registrable Securities requested to be included in the registration statement by all Holders are included in such registration statement. If as a result of the provisions of this Section 2.02(b) any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder's request to include Registrable Securities in such registration statement prior to its effectiveness.

                                 ARTICLE III

                           REGISTRATION PROCEDURES
                           -----------------------

         Section 3.01 FILINGS; INFORMATION. In connection with the registration of Registrable Securities pursuant to Section 2.01 and Section 2.02 hereof, the Company will use its best efforts to effect the registration of such Registrable Securities as promptly as is reasonably practicable, and in connection with any such request:

         (a) The Company will expeditiously prepare and file as soon as practicable (but in any event within 60 days) with the Commission a registration statement on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such filed registration statement to become and remain effective (i) with respect to any Demand Registration (other than a Shelf Registration) or Piggyback Registration, for such period, not to exceed 120 days, as may be reasonably necessary to effect the sale of such securities and (ii) with respect to a Shelf Registration, until the earlier of the sale of all Registrable Securities thereunder and the end of the 36th calendar month from the time the second Shelf Registration becomes effective; PROVIDED that if the Company shall furnish to the Selling Holder a certificate signed by the Company's Chairman or President stating that the Company's Board of Directors has determined in good faith that it would be detrimental or otherwise disadvantageous to the Company or its shareholders for such a registration statement to be filed as expeditiously as possible because the sale of Registrable Securities covered by such registration statement or the disclosure of information in any related prospectus or prospectus supplement would materially interfere with any acquisition, financing or other material event or transaction which is then intended or the public disclosure of which at the time would be materially prejudicial to the Company, the Company may postpone the filing or effectiveness of a registration statement for a period of not more than 180 days; PROVIDED, FURTHER, that the Company shall not exercise its right to preempt, delay or postpone any registration pursuant to
     Section 2.01(e), the first proviso to this Section 3.01(a), or Section 3.01(b) for more than 180 days in the aggregate for all such provisions during any period of 360 consecutive days; PROVIDED, FURTHER, that the Company may exercise its rights under Section 3.01(a) only once with respect to any particular registration statement; and PROVIDED FURTHER that if (i) the effective date of any registration statement filed pursuant to a Demand Registration would otherwise be at least 45 calendar days, but fewer than 90 calendar days, after the end of the Company's fiscal year, and (ii) the Securities Act requires the Company to include audited financial statements of the Company as of the end of such fiscal year, the Company may delay the effectiveness of such registration statement for such period as is reasonably necessary to include therein its audited financial statements for such fiscal year.

         (b) Anything in this Agreement to the contrary notwithstanding, it is understood and agreed that the Company shall not be required to keep any Shelf Registration effective or useable for offers and sales of the Registrable Securities, file a post effective amendment to a Shelf Registration statement or prospectus supplement or to supplement or amend any registration statement, if the Company is then involved in discussions concerning, or otherwise engaged in, any material financing or investment, acquisition or divestiture transaction or other material business purpose, if the Company determines in good faith that the making of such a filing, supplement or amendment at such time would interfere with such transaction or purpose. The Company shall promptly give the Holders of Registrable Securities written notice of such postponement containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. Upon receipt by a Holder of Registrable Securities of notice of an event of the kind described in this Section 3.01(b), such Holder shall forthwith discontinue such Holder's disposition of Registrable Securities until such Holder's receipt of notice from the Company that such disposition may continue and of any supplemented or amended prospectus indicated in such notice. Notwithstanding anything to the contrary contained herein, the Company shall not be entitled to preempt, delay or postpone the filing or effectiveness of any registration statement, pre- or post-effective amendment or supplement to any registration statement or prospectus supplement pursuant to Section 2.01(e), the first proviso of
     Section 3.01(a), or this Section 3.01(b) for more than 180 days in the aggregate for all such provisions during any period of 360 consecutive days.

         (c) Before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to any Selling Holder and to the applicable managing Underwriters, if any, draft copies of all such documents proposed to be filed at least ten (10) business days prior thereto, which documents will be subject to the reasonable review of such Selling Holders, the applicable managing Underwriters, if any, and their respective counsel, agents and representatives, and the Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference) to which any Selling Holder or Underwriter shall reasonably object;

         (d) Notify the Selling Holders requesting such registration and (if requested) confirm such advice in writing, as soon as practicable after notice thereof is received by the Company (i) when the registration statement or any amendment thereto has been filed or becomes effective, the prospectus or any amendment or supplement to the prospectus has been filed,
     (ii) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information,
     (iii) if at any time the representations and warranties of the Company contemplated by Section 5.01 cease to be true and correct and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

         (e) After the filing of the registration statement, the Company will promptly notify the Selling Holders of any stop order issued, or, to the Company's knowledge, threatened to be issued, by the Commission and use its best efforts to prevent the entry of such stop order or to remove it if entered.

         (f) prepare and file with the Commission such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days (or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn, but not prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Selling Holders set forth in such registration statement;

         (g) furnish to each Selling Holder requesting such registration and the managing Underwriter, if any, without charge, one signed copy and such number of conformed copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and any amendments or supplements thereto, any documents incorporated by reference therein and such other documents as any such Selling Holder or such managing Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities (it being understood that the Company consents to the use of the prospectus (including the preliminary prospectus) and any amendment or supplement thereto by the Selling Holder requesting such registration and the managing Underwriter, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto);

         (h) The Company will use its best efforts to qualify the Registrable Securities for offer and sale under such other securities or blue sky laws of such jurisdictions in the United States as the Selling Holders reasonably request; keep each such registration or qualification (or exemption therefrom) effective during the period in which such registration statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable each Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder in such jurisdictions; PROVIDED that the Company will not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph 3.01(h), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction.

         (i) The Company will as promptly as is practicable notify the Selling Holders, at any time when a prospectus relating to the sale of the Registrable Securities is required by law to be delivered under the Securities Act, of the occurrence of any event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and promptly make available to the Selling Holders and to the Underwriters any such supplement or amendment. Upon receipt of any notice of the occurrence of any event of the kind described in the preceding sentence, Selling Holders will forthwith discontinue the offer and sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until receipt by the Selling Holders and the Underwriters of the copies of such supplemented or amended prospectus and, if so directed by the Company, the Selling Holders will deliver to the Company all copies, other than permanent file copies then in the possession of Selling Holders, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective as provided in Section 3.01(a) hereof by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to the Selling Holders such supplemented or amended prospectus.

         (j) The Company will enter into customary agreements (including an underwriting agreement in customary form, including customary representations, warranties, covenants, conditions and indemnities) and take such other actions as are required or reasonably requested by the Selling Holders or the managing Underwriter in order to expedite or facilitate the sale of such Registrable Securities.

         (k) At the request of any Underwriter in connection with an underwritten offering the Company will furnish an opinion of counsel, addressed to the Underwriters, covering such customary matters as the managing Underwriter may reasonably request and (ii) a comfort letter or comfort letters (and updates thereof) from the Company's independent public accountants covering such customary matters as the managing Underwriter may reasonably request.

         (l) If requested by the managing Underwriter or any Selling Holder, the Company shall promptly incorporate in a prospectus supplement or post effective amendment such information as the managing Underwriter or any Selling Holder reasonably requests to be included therein, including without limitation, with respect to the Registrable Securities being sold by such Selling Holder, the purchase price being paid therefor by the Underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post effective amendment.

         (m) The Company shall promptly make available for inspection by any Selling Holder or Underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such Selling Holder or Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Selling Holder or Underwriter in connection with such registration statement.

         (n) The Company shall cause the Registrable Securities included in any registration statement to be (A) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, or
     (B) authorized to be quoted and/or listed (to the extent applicable) on the Nasdaq National Market if the Registrable Securities so qualify.

         (o) The Company shall provide a CUSIP number, registrar and transfer agent for the Registrable Securities included in any registration statement not later than the effective date of such registration statement.

         (p) The Company shall cooperate with each Selling Holder and each Underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

         (q) The Company shall during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

         (r) The Company will make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

         (s) The Company will use its best efforts to cause all such Registrable Securities and, in the event of a public offering of Series A Preferred Stock, the Series A Preferred Stock (subject to applicable listing requirements), to be listed on each securities exchange or quoted on each inter-dealer quotation system on which the Common Stock is then listed or quoted.

         The Company may require Selling Holders promptly to furnish in writing to the Company such information regarding such Selling Holders, the plan of distribution of the Registrable Securities and other information as may be legally required in connection with such registration.

                  Section 3.02 REGISTRATION EXPENSES. The Company will pay all registration expenses of the Selling Holders in connection with any Demand and/or Piggyback Registrations including but not limited to (i) registration and filing fees with the Commission and the National Association of Securities Dealers, Inc., (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses,
(iv) fees and expenses incurred in connection with the listing or quotation of the Registrable Securities, (v) fees and expenses of counsel to the Company and the reasonable fees and expenses of independent certified public accountants for the Company (including fees and expenses associated with the special audits or the delivery of comfort letters), (vi) the reasonable fees and expenses of any additional experts retained by the Company in connection with such registration,
(vii) all roadshow costs and expenses not paid by the Underwriters, (viii) rating agency fees and (ix) fees and expenses of counsel to the holders of Registrable Securities.

         The Company will not be required to pay for any underwriting discounts and commissions attributable to the sale of Registrable Securities.

                                   ARTICLE IV

                        INDEMNIFICATION AND CONTRIBUTION
                        --------------------------------

         Section 4.01 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by applicable law, each Selling Holder and its Affiliates and their respective officers, directors, partners, stockholders, members, employees, agents and representatives and each Person (if any) which controls a Selling Holder within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities, costs and expenses (including attorneys, fees) (collectively, "Losses") caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact contained in any registration statement, preliminary prospectus or prospectus relating to the Registrable Securities (as amended or supplemented from time to time), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Losses are caused by or contained in or based upon any information furnished in writing to the Company by or on behalf of such Selling Holder or any Underwriter expressly for use therein (which was not subsequently corrected in writing prior to or concurrently with the sale of Registrable Securities to the Person asserting the
Loss) or by the Selling Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished the Selling Holder with copies of the same. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 4.01. Notwithstanding the foregoing, the Company shall have no obligation to indemnify under this Section 4.01 to the extent any such Losses have been finally and non-appealably determined by a court of competent jurisdiction to have resulted from a Selling Holder's or Underwriter's willful misconduct or gross negligence.

         Section 4.02 INDEMNIFICATION BY SELLING HOLDERS. The Selling Holders agree to indemnify and hold harmless, to the fullest extent permitted by applicable law, the Company and its Affiliates and their respective officers, directors, partners, stockholders, members, employees, agents and representatives and each Person (if any) which controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all Losses caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact contained in any registration statement, preliminary prospectus or prospectus relating to the Registrable Securities (supplemented from time to time) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only insofar as such Losses are caused by or contained in or based upon any information furnished in writing to the Company by or on behalf of such Selling Holder or any Underwriter expressly for use therein (which was not subsequently corrected in writing prior to or concurrently with the sale of Registrable Securities to the Person asserting the Loss). Notwithstanding the foregoing, the Selling Holder shall have no obligation to indemnify under this Section 4.02 to the extent that any such Losses have been finally and non-appealably determined by a court of competent jurisdiction to have resulted from the Company's willful misconduct or gross negligence.

         Section 4.03 CONDUCT OF INDEMNIFICATION PROCEEDINGS. In case any proceeding (including any governmental investigation) shall be instituted or threatened involving any Person in respect of which indemnity may be sought pursuant to Section 4.01 or Section 4.02, such Person (the "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing (it being understood that the failure to give such notice shall not relieve any Indemnifying Party from any liability which it may have hereunder except to the extent the Indemnifying Party is actually and materially prejudiced by such failure) and the Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any other Persons the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. If the Indemnifying Party does not elect within 15 days after receipt of the notice required hereby to assume the defense of any proceeding, the Indemnified Party may assume such defense with counsel of its choice at the cost and expense of the Indemnifying Party. In any such proceeding where the Indemnifying Party has assumed the defense, any Indemnified Party shall have the right to retain its own counsel and participate in the defense, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and, in the opinion of counsel for the Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicting interests between them or there exist defenses available to the Indemnified Party which are not available to the Indemnifying Party. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel for each such jurisdiction) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not settle any claim or proceeding without the written consent of the Indemnified Party, unless such settlement (x) requires no relief or penalty other than the payment of money damages, (y) does not require any Indemnified Party to admit culpability or fault in any respect and (z) contains a full and complete release of the Indemnified Party with respect to all matters arising from the facts giving rise to the underlying claim or proceeding. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent (not to be unreasonably withheld), or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

         Section 4.04 CONTRIBUTION. If the indemnification provided for in this
Article IV is unavailable to an Indemnified Party in respect of any Losses in respect of which indemnity is to be provided hereunder, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall to the fullest extent permitted by law contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of such party in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company, each Selling Holder and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and each Selling Holder agrees that it would not be just and equitable if contribution pursuant to this Section 4.04 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Article IV, no Selling Holder shall be required to indemnify for or contribute any amount in excess of the amount by which the net proceeds of the offering received by such Selling Holder exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                    ARTICLE V

                                  MISCELLANEOUS
                                  -------------

         Section 5.01 PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any underwritten registered offering contemplated hereunder unless such Person (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, custody arrangements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement and (c) furnishes in writing to the Company such information regarding such Person, the plan of distribution of the Registrable Securities and other information as the Company may from time to time request or as may be legally required in connection with such registration; PROVIDED, HOWEVER, that no such Person shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Person's ownership of his or its Registrable Securities to be sold or transferred free and clear of all liens, claims and encumbrances, (ii) such Person's power and authority to effect such transfer and
(iii) such matters pertaining to compliance with securities laws as may be reasonably requested; PROVIDED FURTHER, HOWEVER, that the obligation of such Person to indemnify pursuant to any such underwriting agreements shall be several, not joint and several, among such Persons selling Registrable Securities, and the liability of each such Person will be in proportion to, and limited to, the net amount received by such Person from the sale of such Person's Registrable Securities pursuant to such registration.

         Section 5.02 RULE 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as the Holders may reasonably request to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such reporting requirements.

         Section 5.03 HOLDBACK AGREEMENTS. Each Holder agrees, in the event of an underwritten offering for the account of the Company not to offer, sell, contract to sell or otherwise dispose of any Registrable Securities, or any securities convertible into or exchangeable or exercisable for such securities, including any sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten offering), during the 14 days prior to, and during the 120 day period (or such lesser period as the lead or managing underwriters may require) beginning on, the effective date of the registration statement for such underwritten offering (or, in the case of an offering pursuant to an effective shelf registration statement pursuant to Rule 415, the pricing date for such underwritten offering).

         Section 5.04 TERMINATION. The registration rights granted under this Agreement will terminate at such time as there shall no longer be any Registrable Securities.

         Section 5.05 AMENDMENTS, WAIVERS, ETC. This Agreement may not be amended, waived or otherwise modified or terminated except by an instrument in writing signed by the Company and Holders of at least 66-2/3% of the Registrable Securities then held by all Holders, if the amendment is to be effective against the Holders.

         Section 5.06 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. Each party need not sign the same counterpart.

         Section 5.07 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

         Section 5.08 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

         Section 5.09 ASSIGNMENT OF REGISTRATION RIGHTS. Each Holder of the Registrable Securities may assign all or any part of its rights under this Agreement to any person to whom such Holder sells, transfers or assigns such Registrable Securities. In the event that the Holder shall assign its rights pursuant to this Agreement in connection with the transfer of less than all its Registrable Securities, the Holder shall also retain his rights with respect to its remaining Registrable Securities.

         Section 5.10 SPECIFIC PERFORMANCE. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by the Holders by reason of any breach by it of the provisions of this Agreement and hereby agrees that the Holders, in addition to any remedies which they may have at law, including monetary damages, will be entitled to the remedy of specific performance.

         Section 5.11 NO SUPERIOR REGISTRATION RIGHTS. The Company will not grant registration rights superior to those of the Holders pursuant to this Agreement.

         IN WITNESS WHEREOF, the Company and The Holders have caused this Agreement to be signed on its behalf by its officer thereunto duly authorized as of the date first written above.

                                       COMPUTER OUTSOURCING SERVICES, INC.

                                         By_____________________________________
                                           Zach Lonstein
                                           Chief Executive Officer

                                       DB CAPITAL INVESTORS, L.P.

                                         By: DB Capital Partners, L.P.,
                                             its General Partner

                                         By: DB Capital Partners, Inc.,
                                             its General Partner

                                         By_____________________________________
                                           Name:
                                           Title:

                                       SANDLER CAPITAL PARTNERS IV, L.P.

                                         By: Sandler Investment Partners, L.P.,
                                             General Partner

                                         By: Sandler Capital Management,
                                             General Partner

                                         By: MJDM Corp., a General Partner

                                         By_____________________________________
                                           Name:
                                           Title:

                                       SANDLER CAPITAL PARTNERS IV FTE, L.P.

                                         By: Sandler Investment Partners, L.P.,
                                             General Partner

                                         By: Sandler Capital Management,
                                             General Partner

                                         By: MJDM Corp., a General Partner

                                         By_____________________________________
                                           Name:
                                           Title:

                                       SANDLER INTERNET PARTNERS, L.P.

                                         By: Sandler Investment Partners, L.P.,
                                             General Partner

                                         By: Sandler Capital Management,
                                             General Partner

                                         By: MJDM Corp., a General Partner

                                         By_____________________________________
                                           Name:
                                           Title:

                                        SANDLER CO-INVESTMENT PARTNERS, L.P.

                                         By: Sandler Investment Partners, L.P.,
                                             General Partner

                                         By: Sandler Capital Management,
                                             General Partner

                                         By: MJDM Corp., a General Partner

                                         By_____________________________________
                                           Name:
                                           Title:

                 EXHIBIT C to the SECURITIES PURCHASE AGREEMENT
                 ----------------------------------------------

================================================================================





                                WARRANT AGREEMENT





                                   Dated as of

                                  May __, 2000

                                     between

                       Computer Outsourcing Services, Inc.

                                   as Issuer,

                                       and

                         the Warrantholders Party Hereto




                  ---------------------------------------------

                         Series A Common Stock Warrants
                                       of
                       Computer Outsourcing Services, Inc.

                  ---------------------------------------------




================================================================================

                                WARRANT AGREEMENT

         WARRANT AGREEMENT dated as of [May __], 2000, between, Computer Outsourcing Services, Inc., a Delaware corporation (the "Company"), and each of the warrantholders party hereto (collectively, with their successors and assigns, the "Warrantholders").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company proposes, among other things, to issue and sell pursuant to a Securities Purchase Agreement, dated as of April 7, 2000, among the Company and DB Capital Investors, L.P. (the "Securities Purchase Agreement"), 157,377 shares (the "Shares") of the Company's Series A Cumulative Convertible Participating Preferred Stock ("Series A Preferred Stock") and 2,531,926 Series A Common Stock Warrants (the "Warrants"), each representing the right to purchase one share of Common Stock, to be issued upon exercise of the Warrants; and

         WHEREAS, the execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Securities Purchase Agreement;


         NOW, THEREFORE, in consideration of the premises and mutual agreements herein, the Company hereby agrees as follows for the equal and ratable benefit of the Warrantholders:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01. DEFINITIONS.

         "AFFILIATE" of any specified Person means (i) any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person or (ii) any other Person who is a director or executive officer (A) of such specified Person, (B) of any Subsidiary of such specified Person or (C) of any Person described in clause (i) above. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "AGREEMENT" means this Warrant Agreement as amended or supplemented from time to time.

         "BOARD OF DIRECTORS" or "BOARD" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board.

         "BUSINESS DAY" means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law to close.

         "CASHLESS EXERCISE RATIO" means a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Current Market Value per share of the Common Stock on the Exercise Date.

         "CAPITAL STOCK" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

         "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company.

         "CURRENT MARKET VALUE" per share of Common Stock or any other security at any date means (i) if the security is not registered under the Exchange Act, the value of the security, determined in good faith by the Board of Directors and certified in a board resolution, or (ii) if the security is registered under the Exchange Act, the average of the daily closing bid prices (or the equivalent in an over-the-counter market) for each Business Day during the period commencing 15 Business Days before such date and ending on the date one day prior to such date, or if the security has been registered under the Exchange Act for less than 15 consecutive Business Days before such date, the average of the daily closing bid prices (or such equivalent) for all of the Business Days before such date for which daily closing bid prices are available; PROVIDED, HOWEVER, that if the closing bid price is not determinable for at least ten Business Days in such period, the "Current Market Value" of the security shall be determined as if the security were not registered under the Exchange Act.

         "ETG EARNOUT SHARES" shall mean any shares of Common Stock issued subsequent to the date of the Securities Purchase Agreement pursuant to the terms of the Asset Purchase Agreement dated as of December 16, 1998, by and among the Company, COSI Acquisition Corp., Enterprise Technology Group, Incorporated and certain stockholders of Enterprise Technology Group, Incorporated as amended from time to time, (including, without limitation, Sections 3.3 and 3.4 thereof).

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXERCISE DATE" means, for a given Warrant, the day on which such Warrant is exercised pursuant to Section 3.04.

         "HOLDER" means the Person in whose name a Warrant is registered on the Warrant Registrar's books.

         "ISSUE DATE" means the date on which the Warrants are initially issued.

         "OFFICER" means the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice President, the Treasurer or the Secretary of the Company.

         "PERSON" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

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         "PREFERRED STOCK", as applied to the Capital Stock of any Person, means
Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

         "SECURITIES" means the Warrants and the Warrant Shares.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SECURITIES PURCHASE AGREEMENT" has the meaning assigned to it in the recitals hereto.

         "SERIES A PREFERRED STOCK" has the meaning assigned to it in the recitals hereto.

         "SHARES" has the meaning assigned to it in the recitals hereto.

         "SUBSIDIARY" of any Person means any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (a) such Person, (b) such Person and one or more Subsidiaries of such Person or (c) one or more Subsidiaries of such Person.

         "UNIFORM COMMERCIAL CODE" shall mean the New York Uniform Commercial Code, as in effect from time to time.

         "WARRANT" has the meaning assigned to it in the recitals hereto.

         "WARRANT CERTIFICATES" mean the registered certificates issued by the Company under this Agreement representing the Warrants.

         "WARRANT SHARES" mean the shares of Common Stock (and any other securities) for which the Warrants are exercisable or which have been issued upon exercise of Warrants.

         Section 1.02. OTHER DEFINITIONS.


                   Term                             Defined in Section
                   ----                             ------------------

              "Cashless Exercise"                          3.04
              "Company"                                    Preamble
              "Exercise Price"                             3.01
              "Exercise Rate"                              4.01
              "Expiration Date"                            3.02(b)
              "Stock Registrar"                            3.07
              "Stock Transfer Agent"                       3.05
              "Warrantholder"                              Preamble
              "Warrant Registrar"                          2.03

         Section 1.03. RULES OF CONSTRUCTION. Unless the context otherwise requires:

         (i) a defined term has the meaning assigned to it;

         (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

         (iii) "or" is not exclusive;

         (iv) "including" means including without limitation; and

         (v) words in the singular include the plural and words in the plural include the singular.


                                   ARTICLE II

                              WARRANT CERTIFICATES

         Section 2.01. FORM AND DATING. The Warrant Certificates shall each be substantially in the form of EXHIBIT A hereto, which is hereby incorporated in and expressly made a part of this Agreement. The Warrant Certificates may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). Each Warrant Certificate shall be dated the date that it is executed by the Company.

         Section 2.02. EXECUTION AND COUNTERSIGNATURe. Two Officers shall sign the Warrant Certificates for the Company by manual or facsimile signature. If an Officer whose signature is on a Warrant Certificate no longer holds that office at the time the Company issues the Warrant Certificate, the Warrant Certificate shall be valid nevertheless.

         Section 2.03. WARRANT REGISTRAR. The Company shall maintain an office or agency where Warrants may be presented for registration of transfer, exchange or exercise (the "Warrant Registrar"). The Warrant Registrar shall keep a register of the Warrants and of their transfer, exchange or exercise. The Company may have one or more co-registrars. The Company may act as Warrant Registrar. The term Warrant Registrar includes any co-registrars. The Company shall initially serve as Warrant Registrar in connection with the Warrants.

         The Company shall enter into an appropriate agency agreement with any Warrant Registrar not a party to this Agreement. The agreement shall implement the provisions of this Agreement that relate to such agent. The Company shall notify the Warrantholders of the name and address of any such agent. If the Company fails to maintain a Warrant Registrar, the Company shall act as such.

         The Company may remove any Warrant Registrar upon written notice to such Warrant Registrar and to the Warrantholders; PROVIDED, HOWEVER, that no such removal shall become effective until (1) acceptance of an appointment by a successor as evidenced by an appropriate agreement entered into by the Company and such successor Warrant Registrar and delivered to the Warrantholders or (2) notification to the Warrantholders that the Company shall serve as Warrant Registrar until the appointment of a successor in accordance with clause (1) above. The Warrant Registrar may resign at any time upon written notice. The Company and the Warrant Registrar may deem and treat the Person in whose name a Warrant Certificate is registered as the absolute owner of such Warrant Certificate for all purposes whatsoever and neither the Company and the Warrant Registrar shall be affected by notice to the contrary.

         Section 2.04. WARRANTHOLDER LISTS. The Company shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Warrantholders.

         Section 2.05. TRANSFER AND EXCHANGE. The Warrants shall be issued in registered form and shall be transferable only upon the surrender of a Warrant Certificate for registration of transfer and in compliance with the provisions of this Agreement. When a Warrant is presented to the Warrant Registrar with a request to register a transfer, the Warrant Registrar shall register the transfer as requested if the requirements of Section 8-401(a) of the Uniform Commercial Code are met. When Warrants are presented to the Warrant Registrar with a request to exchange them for an equal number of Warrants of other denominations, the Warrant Registrar shall make the exchange as requested if the requirements of Section 8-401(a)(1) and (2) of the Uniform Commercial Code are met. To permit registration of transfers and exchanges, the Company shall execute Warrant Certificates at the Warrant Registrar's request. The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with any transfer, exchange or exercise pursuant to this Section 2.05.

         Subject to the restrictions set forth in this Section 2.05, each Warrantholder may at any time and from time to time freely transfer its Warrant and the Warrant Shares in whole or in part. No Warrant has been, and the Warrant Shares at the time of their issuance may not be, registered under the Securities Act, and, except as provided in any separate agreement providing for registration rights, nothing herein contained shall be deemed to require the Company to so register any Warrant or Warrant Shares. The Warrants and the Warrant Shares are issued or issuable subject to the provisions and conditions contained herein, and every Holder of a Warrant or Warrant Shares by accepting such Warrant or Warrant Shares agrees with the Company to such provisions and conditions, and represents to the Company that such Warrant has been acquired and the Warrant Shares will be acquired for the account of such Warrantholder for investment and not with a view to or for sale in connection with any distribution thereof.

         Except as otherwise permitted by this Section 2.05, each Warrant (including each Warrant issued upon the transfer of any Warrant) and all Warrant Shares shall be stamped or otherwise imprinted with legends in substantially the following form:

         (a) "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

         IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS" and

         (b) "THIS WARRANT IS ALSO SUBJECT TO TRANSFER RESTRICTIONS SET FORTH IN A SECURITIES PURCHASE AGREEMENT, DATED AS OF APRIL 7, 2000, AMONG THE COMPANY AND THE OTHER PARTIES REFERRED TO THEREIN (THE "SECURITIES PURCHASE AGREEMENT"). THIS WARRANT MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN SUCH SECURITIES PURCHASE AGREEMENT AND THE WARRANT AGREEMENT" and

         (c) "ALL WARRANTS AND ALL WARRANT SHARES RECEIVED BY THE WARRANTHOLDERS UPON EXERCISE OF THE WARRANTS WILL BE SUBJECT TO THE TERMS AND CONDITIONS INCLUDING CERTAIN TRANSFER RESTRICTIONS OF A STOCKHOLDERS AGREEMENT DATED AS OF MAY __, 2000, AS AMENDED, AMONG THE COMPANY AND THE VARIOUS STOCKHOLDERS OF THE COMPANY, AND EACH WARRANTHOLDER AGREES TO BE BOUND BY THE TERMS AND CONDITIONS OF SUCH STOCKHOLDERS AGREEMENTS AS SUCH STOCKHOLDERS AGREEMENTS MAY BE AMENDED FROM TIME TO TIME"

         Transfers of Warrants and Warrant Shares are subject to restrictions as provided in (i) Section 6.5 of the Securities Purchase Agreement and (ii) that certain Stockholders Agreement dated as of May __, 2000 as amended among the various stockholders of the Company. Prior to any transfer or attempted transfer of any Warrants, the Holder of such Warrants shall give 10 days' prior written notice (a "Transfer Notice") to the Company of such Holder's intention to effect such transfer, describing the manner and circumstances of the proposed transfer, and, if requested by the Company, obtain from counsel to such Holder who shall be reasonably satisfactory to the Company, an opinion that the proposed transfer of such Warrants may be effected without registration under the Securities Act. After receipt of the Transfer Notice and opinion, the Company shall, within five days thereof, so notify the Holder of such Warrants and such Holder shall thereupon be entitled to transfer such Warrants, in accordance with the terms of the Transfer Notice. Each Warrant issued upon such transfer shall bear the restrictive legends set forth above, unless, with respect to the legend in paragraph (a) above, in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act. The Holder of the Warrants giving the Transfer Notice shall not be entitled to transfer such Warrants until receipt of notice from the Company under this Section 2.

         Section 2.06. REPLACEMENT CERTIFICATE. If a mutilated Warrant is surrendered to the Company or if a Warrantholder claims that the Warrant Certificate has been lost, destroyed or wrongfully taken, the Company shall execute a replacement Warrant Certificate if the requirements of Section 8-405 of the Uniform Commercial Code are met, such that the Warrantholder (i) notifies the Company within a reasonable time after he has notice of such loss, destruction or wrongful taking and the Company does not register a transfer prior to receiving such notification, (ii) makes such request to the Company prior to the Warrant being acquired by a protected purchaser as defined in
Section 8-303 of the Uniform Commercial Code (a "protected purchaser") and (iii) satisfies any other reasonable requirements of the Company. If required by the Company, such Warrantholder shall furnish an indemnity bond sufficient in the reasonable judgment of the Company to protect the Company from any loss that it may suffer if a Warrant is replaced. The Company may charge the Warrantholder for its expenses in replacing a Warrant Certificate. Every replacement Warrant is an additional obligation of the Company.

         The provisions of this Section 2.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of mutilated, lost, destroyed or wrongfully taken Securities.

         Section 2.07. OUTSTANDING WARRANTS. Warrants outstanding at any time are all Warrant Certificates executed by the Company except for those canceled by it, those delivered to it for cancellation and those described in this
Section 2.07 as not outstanding. A Warrant does not cease to be outstanding because an Affiliate of the Company holds the Warrant. A Warrant ceases to be outstanding if the Company holds the Warrant.

         If a Warrant Certificate is replaced pursuant to Section 2.06, it ceases to be outstanding unless the Company receives proof satisfactory to it that the replaced Warrant Certificate is held by a protected purchaser.

         Section 2.08. CANCELLATION. The Company at any time may cancel Warrant Certificates which have been surrendered for registration of transfer, exchange, exercise or cancellation. The Company and no one else shall cancel all Warrant Certificates surrendered for registration of transfer, exchange, exercise or cancellation. The Company may not issue new Warrant Certificates to replace Warrants Certificates that have been exercised or Warrants which the Company has purchased or otherwise acquired.


                                   ARTICLE III

                                 EXERCISE TERMS

         Section 3.01. EXERCISE. Each Warrant shall initially entitle the Holder thereof, subject to adjustment pursuant to the terms of this Agreement, to purchase one (1) share of Common Stock. The exercise price (the "Exercise Price") of each Warrant is $0.01 per share.

         Section 3.02. TIME OF EXERCISE; SEPARABILITY. (a) Subject to the terms and conditions set forth herein, the Warrants shall be exercisable at any time and from time to time on any Business Day on or after the Issue Date.

         (b) No Warrant shall be exercisable after [May __, 2007] (the "Expiration Date").

         (c) The Shares and the Warrants will be separably transferrable, subject to compliance with applicable securities laws, on the Issue Date.

         Section 3.03. EXPIRATION. A Warrant shall terminate and become void as of the earlier of (i) the close of business on the Expiration Date or (ii) the date such Warrant is exercised. The Company shall give notice not less than 90, and not more than 120, days prior to the Expiration Date to the Holders of all then outstanding Warrants to the effect that the Warrants will terminate and become void as of the close of business on the Expiration Date; PROVIDED,

HOWEVER, that if the Company fails to give notice as provided in this Section 3.03, the Warrants will nevertheless expire and become void on the Expiration Date.

         Section 3.04. MANNER OF EXERCISE. Warrants may be exercised upon (i) surrender to the Warrant Registrar at its office of the related Warrant Certificate, together with the form of election attached thereto to purchase Common Stock duly filled in and signed by the Holder thereof and (ii) payment to the Company, of the Exercise Price for each Warrant Share or other security issuable upon the exercise of such Warrants then exercised. Such payment shall be made (i) in cash or by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose or (ii) without the payment of cash, by reducing the number of shares of Common Stock obtainable upon the exercise of a Warrant and payment of the Exercise Price in cash so as to yield a number of shares of Common Stock upon the exercise of such Warrant equal to the product of (a) the number of shares of Common Stock issuable as of the Exercise Date upon the exercise of such Warrant (if payment of the Exercise Price were being made in cash) and (b) the Cashless Exercise Ratio. An exercise of a Warrant in accordance with the immediately preceding clause (ii) is herein called a "Cashless Exercise". Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the Holder's option to elect a Cashless Exercise, the number of shares of Common Stock deliverable upon a Cashless Exercise shall be equal to the number of shares of Common Stock issuable upon the exercise of Warrants that the Holder specifies are to be exercised pursuant to a Cashless Exercise multiplied by the Cashless Exercise Ratio. All provisions of this Agreement shall be applicable with respect to a surrender of a Warrant Certificate pursuant to a Cashless Exercise for less than the full number of Warrants represented thereby. Subject to Section 3.02, the rights represented by the Warrants shall be exercisable at the election of the Warrantholders thereof either in full at any time or from time to time in part and in the event that a Warrant Certificate is surrendered for exercise of less than all the Warrants represented by such Warrant Certificate at any time prior to the Expiration Date, a new Warrant Certificate representing the remaining Warrants shall be issued.

         Section 3.05. ISSUANCE OF WARRANT SHAREs. Subject to Section 2.06, upon the surrender of Warrant Certificates and payment of the per share Exercise Price or election of a Cashless Exercise, as set forth in Section 3.04, the Company shall issue and cause the transfer agent for the Common Stock ("Stock Transfer Agent") to countersign and deliver to or upon the written order of the Warrantholder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants or other securities or property to which it is entitled, registered or otherwise, to the Person or Persons entitled to receive the same (including any depositary institution so designated by a Warrantholder), together with cash as provided in Section 3.06 in respect of any fractional Warrant Shares otherwise issuable upon such exercise. Such certificate or certificates shall be deemed to have been issued and any Person so designated therein shall be deemed to have become a Holder of record of such Warrant Shares as of the date of the surrender of such Warrant Certificates and payment of the per share Exercise Price or election of a Cashless Exercise, as aforesaid; PROVIDED, HOWEVER, that if, at such date, the transfer books for the Warrant Shares shall be closed, the certificates for the Warrant Shares in respect of which such Warrants are then exercised shall be issuable as of the date on which such books shall next be opened and until such date the Company shall be under no duty to deliver any certificates for such Warrant Shares; PROVIDED FURTHER, HOWEVER, that such transfer books, unless otherwise required by law, shall not be closed at any one time for a period longer than 90 calendar days.

         Section 3.06. FRACTIONAL WARRANT SHARES. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be exercised in full at the same time by the same Warrantholder, the number of full Warrant Shares which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of Warrant Shares which may be purchasable pursuant thereto. If any fraction of a Warrant Share would, except for the provisions of this Section 3.06, be issuable upon the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the Current Market Value per Warrant Share, as determined on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction, computed to the nearest whole cent.

         Section 3.07. RESERVATION OF WARRANT SHARES. The Company shall at all times keep reserved out of its authorized shares of Common Stock a number of shares of Common Stock sufficient to provide for the exercise of all outstanding Warrants. The registrar for the Common Stock (the "Stock Registrar") shall at all times until the Expiration Date reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Stock Transfer Agent. The Company will supply such Stock Transfer Agent with duly executed stock certificates for such purpose and will itself provide or otherwise make available any cash which may be payable as provided in Section 3.06. The Company will furnish to such Stock Transfer Agent a copy of all notices of adjustments (and certificates related thereto) transmitted to each Holder.

         The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants shall, upon issue, be fully paid, nonassessable, free of preemptive rights, free from all taxes and free from all liens, charges and security interests with respect to the issue thereof.

         Section 3.08. COMPLIANCE WITH LAW. Notwithstanding anything in this Agreement to the contrary, in no event shall a Warrantholder be entitled to exercise a Warrant unless in the opinion of counsel, the exercise of such Warrants is exempt from the registration requirements of the Securities Act and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states or other jurisdictions in which such Holders reside.

         Section 3.09 OBTAINING STOCK EXCHANGE LISTINGS. The Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the NASDAQ National Market or such other of the principal securities exchanges, markets and automated quotation systems within the United States of America, if any, on which other shares of Common Stock are then listed. In the event that, at any time during the period in which the Warrants are exercisable, the Common Stock is not listed on any principal securities or exchanges or markets within the United States of America, the Company will use its best efforts to permit the Warrant Shares to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the Private Offering, Resales and Trading through Automated Linkages market.

         Section 3.10 NO DILUTION OR IMPAIRMENT. The Company (a) will not permit the par or nominal value of any Warrant Shares issuable upon the exercise of Warrants to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of the Warrants from time to time outstanding and (c) will not take any action which results in any adjustment of the Exercise Rate if the total number of shares of Common Stock (or other securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or other securities) then authorized by the Company's Certificate of Incorporation and available for the issuance of shares of Common Stock (or other securities) upon such exercise.

                                   ARTICLE IV

                             ANTIDILUTION PROVISIONS

         Section 4.01. GENERAL. The number of shares of Common Stock issuable upon the exercise of each Warrant (the "Exercise Rate") is subject to adjustment from time to time upon the occurrence of the events enumerated in this Article
IV. The Exercise Rate shall initially be 1.0000.

         Section 4.02. ADJUSTMENT FOR COMMON STOCK DIVIDENDS. If the Company shall hereafter pay a dividend or make a distribution to holders of the outstanding shares of Common Stock in shares of Common Stock, the Exercise Rate in effect at the opening of business on the date following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be increased by multiplying such Exercise Rate by a fraction of which the numerator shall be the sum of the number of shares of Common Stock outstanding at the close of business on the Common Stock Record Date (as defined in Section 4.07) and the total number of shares constituting such dividend or other distribution and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the Common Stock Record Date fixed for such determination, such increase to become effective immediately after the opening of business on the day following the Common Stock Record Date. If any dividend or distribution of the type described in this Section 4.02 is declared but not so paid or made, the Exercise Rate shall again be adjusted to the Exercise Rate which would then be in effect if such dividend or distribution had not been declared.

         Section 4.03. ADJUSTMENT FOR ISSUANCES OF COMMON STOCK, OPTIONS, WARRANTS, RIGHTS AND CONVERTIBLE OR EXCHANGEABLE SECURITIES. If the Company shall issue, sell or distribute any shares of Common Stock (including, without limitation, any ETG Earnout Shares, which such ETG Earnout Shares shall for purposes of this Section 4.03 be deemed issued for no additional consideration) or offer or issue, sell or distribute options, rights or warrants to any Person entitling them to subscribe for or purchase shares of Common Stock or issue, sell or distribute convertible or exchangeable securities which are convertible or exchangeable for shares of Common Stock, in each case, at a price per share less than $14.61, the Exercise Rate shall be adjusted so that the same shall equal the rate determined by multiplying the Exercise Rate in effect at the opening of business on the date immediately prior to such sale, issuance or distribution of shares, options, rights, warrants or exchangeable or convertible securities by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such date PLUS the total number of additional shares of Common Stock to be issued, sold or distributed or subject to such options, rights, warrants or exchangeable or convertible securities for subscription or purchase and of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on such date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock to be issued, sold or distributed or subject to such options, rights, warrants or exchangeable or convertible securities would purchase at a price of $14.61 per share. Such adjustment shall become effective immediately after the opening of business on the day following the issuance, sale or distribution of such shares, options, rights, warrants or exchangeable or convertible securities. To the extent that shares of Common Stock are not delivered pursuant to such options, rights, warrants or exchangeable or convertible securities, upon the expiration or termination of such options, rights, warrants or exchangeable or convertible securities the Exercise Rate shall again be adjusted to be the Exercise Rate which would then be in effect had the adjustments made upon the issuance, sale or distributions of such options, rights, warrants or exchangeable or convertible securities been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such shares, options, rights, warrants or exchangeable or convertible securities are not so issued, the Exercise Rate shall again be adjusted to be the Exercise Rate which would then be in effect if such date fixed for the determination of shareholders entitled to receive such shares, options, rights, warrants or exchangeable or convertible securities had not been fixed. In determining whether any shares, options, rights, warrants or exchangeable or convertible securities entitle the Holders to subscribe for or purchase shares of Common Stock at less than $14.61 per share, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such options, rights, warrants or exchangeable or convertible securities, with the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors and the amount of any exercise price or subscription price required to be paid upon exercise of such options, rights, warrants or exchangeable or convertible securities.

         Section 4.04. ADJUSTMENT UPON SUBDIVISION, RECLASSIFICATION OR COMBINATION OF COMMON STOCK. If the outstanding shares of Common Stock shall be subdivided or reclassified into a greater number of shares of Common Stock, the Exercise Rate in effect at the opening of business on the day following the day upon which such subdivision or reclassification becomes effective shall be proportionately increased, and, conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

         Section 4.05. ADJUSTMENTS FOR MERGERS, CONSOLIDATIONS, ETC. In case of any consolidation of the Company with, or merger of the Company into, any other corporation, or in case of any merger of another corporation into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), or in case of any sale, conveyance or transfer of all or substantially all the assets of the Company, the Holder of each Warrant shall have the right thereafter, during the period such Warrant shall be exercisable in accordance with its terms, to exercise such Warrant for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer by a holder of the number of shares of shares of Common Stock of the Company into which such Warrant might have been exercised immediately prior to such consolidation, merger, conveyance or transfer, assuming such Holder of shares of Common Stock of the Company failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer (PROVIDED that, if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer is not the same for each Common Share of the Company in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purpose of this
Section 4.05 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer by each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). Such securities shall provide for adjustments which, for events subsequent to the effective date of the triggering event, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article IV. The above provisions of this
Section 4.05 shall similarly apply to successive consolidations, mergers, conveyances or transfers.

         Section 4.06. OTHER EVENTS. If any event occurs as to which the foregoing provisions of this Article IV are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors, fairly and adequately protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then such Board of Directors shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board of Directors, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of decreasing the Exercise Rate or decreasing the number of Warrant Shares issuable upon exercise of the Warrants.

         Section 4.07. CERTAIN DEFINITIONS. For purposes of this Article IV, the following term shall have the meaning indicated:

         "COMMON STOCK RECORD DATE" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

         Section 4.08. DEFERRAL OF CERTAIN ADJUSTMENTS. No adjustment in the Exercise Rate shall be required unless such adjustment would require an increase or decrease of at least 1% in such rate; PROVIDED, HOWEVER, that any adjustments which by reason of this Section 4.08 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article IV shall be made by the Company and shall be rounded to fourth decimal place. No adjustment need be made for a change in the par value or no par value of the Common Stock.

         Section 4.09. OFFICERS CERTIFICATE; NOTICE OF ADJUSTMENT. Whenever the Exercise Rate is adjusted as herein provided, the Company shall promptly file with the Warrant Registrar an Officers' certificate setting forth the Exercise Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Exercise Rate setting forth the adjusted Exercise Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Exercise Rate to each Warrantholder at such Warrantholder's last address appearing on the register of Warrantholders maintained by the Warrant Registrar for that purpose within 20 days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

         Section 4.10. RIGHT TO DELAY ISSUANCE OF INCREMENTAL COMMON STOCK. In any case in which this Article IV provides that an adjustment shall become effective immediately after a Common Stock Record Date for an event, the Company may defer until the occurrence of such event issuing to any holder of Warrants exercised after such Common Stock Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment.

         Section 4.11. TREASURY SHARES DISREGARDED. For purposes of this Article IV, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

         Section 4.12. NO ADJUSTMENT FOR CERTAIN ISSUANCES. Notwithstanding anything to the contrary set forth herein, this Article IV shall not apply, and no adjustment to the Exercise Rate shall be made with respect to (A) compensatory or incentive stock options (or any shares of Common Stock issued upon the exercise thereof) issued pursuant to employee stock option plans of the Company which have been approved by the Board of Directors of the Company, (B) issuances of Common Stock to employees, officers, directors and consultants of the Company, pursuant to employee benefit plans approved by the Board of Directors of the Company, or (C) shares of Common Stock issued upon the conversion of the Series A Preferred Stock.

         Section 4.13. NOTICE OF CERTAIN ADJUSTMENTS. If the Company shall take any action requiring an adjustment to the Exercise Rate pursuant to this Article IV, then the Company shall cause to be filed with the Warrant Registrar, and shall cause to be mailed to all Warrantholders at their last addresses as they shall appear in the Warrant Register, at least 20 Business Days (or 10 Business Days in any case specified in clause 4.02 or 4.03 above) prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined or (y) the date on which a reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give the notice required by this Section
4.13 or any defect therein shall not affect the legality or validity of any dividend, distribution, right, warrant, reclassification, consolidation, merger, sale transfer, dissolution, liquidation or winding-up, or the vote upon any such action.

          Section 4.14. ADJUSTMENT TO WARRANT CERTIFICATE. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to this
Article IV, and Warrant Certificates issued after such adjustment may state the same Exercise Price and the same number of shares of Common Stock issuable upon exercise of the Warrants as are stated in the Warrant Certificates initially issued pursuant to this Agreement. The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

         Section 4.15. CERTAIN TAX MATTERS. Notwithstanding anything to the contrary set forth herein, for federal income tax purposes (but not for any other purpose of this Warrant Agreement), any adjustments to the Exercise Rate made in respect of any ETG Earnout Shares shall be treated as an adjustment to the purchase price of the Warrants.


                                    ARTICLE V

                                  MISCELLANEOUS

         Section 5.01. PERSONS BENEFITING. Nothing in this Agreement is intended or shall be construed to confer upon any Person other than the Company and the Warrantholders any right, remedy or claim under or by reason of this Agreement or any part hereof.

         Section 5.02. RIGHTS OF WARRANTHOLDERs. Holders of unexercised Warrants are not entitled to (i) receive dividends or other distributions, (ii) receive notice of or vote at any meeting of the stockholders, (iii) consent to any action of the stockholders, (iv) receive notice of any other proceedings of the Company, (v) exercise any preemptive right or (vi) exercise any other rights whatsoever as stockholders of the Company.

         Section 5.03. AMENDMENt. Any amendment or supplement to this Agreement shall require the written consent of the Warrantholders of a majority of the then outstanding Warrants. The consent of each Warrantholder affected shall be required for any amendment pursuant to which the Exercise Price would be increased, the Exercise Rate would be decreased (other than pursuant to adjustments provided herein) or the antidilution provisions in Article IV are altered in a manner which adversely affects the Warrantholders. In determining whether the Warrantholders of the required number of Warrants have concurred in any direction, waiver or consent, Warrants owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding. Also, subject to the foregoing, only Warrants outstanding at the time shall be considered in any such determination.

         Section 5.04. NOTICEs. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail addressed as follows:

               Computer Outsourcing Services, Inc.
               2 Christie Heights Street
               Leonia, New Jersey 07605
               Attn:  Nicholas J. Letizia, Chief Financial Officer

               with a copy to:

               Robinson & Cole LLP
               695 E. Main Street
               Stamford, CT  06904
               Attention:  Richard A. Krantz, Esq.
               Tel:  (203) 462-7505
               Fax:  (203) 462-7599

         The Company by notice to the Warrantholders may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication mailed to a Warrantholder shall be mailed to the Warrantholder at the Warrantholder's address as it appears on the Company's records and shall be sufficiently given if so mailed within the time prescribed.

         Failure to mail a notice or communication to a Warrantholder or any defect in it shall not affect its sufficiency with respect to other Warrantholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         Section 5.05. GOVERNING LAW. THIS AGREEMENT AND THE WARRANTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         Section 5.06. SUCCESSORS. All agreements of the Company in this Agreement and the Warrant Certificates shall bind its successors.

         Section 5.07. MULTIPLE ORIGINALS. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Agreement.

         Section 5.08. TABLE OF CONTENTS The table of contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

         Section 5.09. SEVERABILITY. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                                       COMPUTER OUTSOURCING SERVICES, INC.

                                       By:______________________________________
                                          Name:   Zach Lonstein
                                          Title:  Chief Executive Officer

                                       WARRANTHOLDERS

                                       DB CAPITAL INVESTORS, L.P.,

                                         By: DB Capital Partners, L.P.,
                                             its General Partner

                                         By: DB Capital Partners, Inc.,
                                             its General Partner

                                         By:____________________________________
                                            Name:
                                            Title:

                                        SANDLER CAPITAL PARTNERS IV, L.P.

                                         By: Sandler Investment Partners, L.P.,
                                             General Partner

                                         By: Sandler Capital Management,
                                             General Partner

                                         By: MJDM Corp., a General Partner

                                         By:____________________________________
                                            Name:
                                            Title:

                                       SANDLER CAPITAL PARTNERS IV FTE, L.P.

                                         By: Sandler Investment Partners, L.P.,
                                             General Partner

                                         By: Sandler Capital Management,
                                             General Partner

                                         By: MJDM Corp., a General Partner

                                         By:____________________________________
                                            Name:
                                            Title:

                                       SANDLER INTERNET PARTNERS, L.P.

                                         By: Sandler Investment Partners, L.P.,
                                             General Partner

                                         By: Sandler Capital Management,
                                             General Partner

                                         By: MJDM Corp., a General Partner

                                         By:____________________________________
                                            Name:
                                            Title:

                                       SANDLER CO-INVESTMENT PARTNERS, L.P.

                                         By: Sandler Investment Partners, L.P.,
                                             General Partner

                                         By: Sandler Capital Management,
                                             General Partner

                                         By: MJDM Corp., a General Partner

                                         By:____________________________________
                                            Name:
                                            Title:

                     EXHIBIT A to the WARRANT AGREEMENT
                     ----------------------------------

                   [FORM OF FACE OF WARRANT CERTIFICATE]

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

         IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE COMPANY SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

         THIS WARRANT IS ALSO SUBJECT TO TRANSFER RESTRICTIONS SET FORTH IN A SECURITIES PURCHASE AGREEMENT, DATED AS OF APRIL 7, 2000, AMONG THE COMPANY AND THE OTHER PARTIES REFERRED TO THEREIN (THE "SECURITIES PURCHASE AGREEMENT"). THIS WARRANT MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN SUCH SECURITIES PURCHASE AGREEMENT AND THE WARRANT AGREEMENT.

         ALL WARRANTS AND ALL WARRANT SHARES RECEIVED BY THE WARRANTHOLDERS UPON EXERCISE OF THE WARRANTS WILL BE SUBJECT TO THE TERMS AND CONDITIONS INCLUDING CERTAIN TRANSFER RESTRICTIONS OF A STOCKHOLDERS AGREEMENT DATED AS OF MAY __, 2000, AS AMENDED, AMONG THE COMPANY AND THE VARIOUS STOCKHOLDERS OF THE COMPANY (THE "STOCKHOLDERS AGREEMENT"), AND EACH WARRANTHOLDER AGREES TO BE BOUND BY THE TERMS AND CONDITIONS OF SUCH STOCKHOLDERS AGREEMENT AS SUCH STOCKHOLDERS AGREEMENT MAY BE AMENDED FROM TIME TO TIME.


No. [   ]


                          SERIES A COMMON STOCK WARRANT
                                       OF
                       COMPUTER OUTSOURCING SERVICES, INC.


         THIS CERTIFIES THAT [                ], or its registered assigns, is
the registered holder of Series A Common Stock Warrants (the "Warrants"). Each Warrant entitles the holder thereof (the "Holder"), at its option and subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from Computer Outsourcing Services, Inc., a Delaware corporation ("the Company"), one (1) share of Common Stock, par value of $.01 per share, of the Company (the "Common Stock") at the per share exercise price of $0.01 (the "Exercise Price") or by Cashless Exercise referred to below. This Warrant Certificate shall terminate and become void as of the close of business on [May __, 2007] (the "Expiration Date") or upon the exercise hereof as to all the shares of Common Stock subject hereto. The number of shares issuable upon exercise of the Warrants and the Exercise Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement (as defined).

         This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of May __, 2000 (the "Warrant Agreement"), between the Company and various Warrantholders party thereto (the "Warrantholders"), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company and the Warrantholders. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Company at 2 Christie Heights Street, Leonia, New Jersey 07605, Attention: Chief Financial Officer.

         Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part (i) by presentation of this Warrant Certificate with the Election to Purchase attached hereto duly executed and with the simultaneous payment of the Exercise Price in cash (subject to adjustment) to the Company for the account of the Company or (ii) by Cashless Exercise. Payment of the Exercise Price in cash shall be made by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose. Payment by Cashless Exercise shall be made without the payment of cash by reducing the amount of Common Stock that would be obtainable upon the exercise of a Warrant and payment of the Exercise Price in cash so as to yield a number of shares of Common Stock upon the exercise of such Warrant equal to the product of (1) the number of shares of Common Stock for which such Warrant is exercisable as of the Exercise Date (if the Exercise Price were being paid in cash) and (2) a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Current Market Value per share of the Common Stock on the Exercise Date.

         As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable at any time and from time to time on any Business Day after the Issue Date; PROVIDED, HOWEVER, that no Warrant shall be exercisable after [May __, 2007].

         As provided in the Warrant Agreement, the Exercise Rate is subject to adjustment upon the happening of certain events.

         The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with the transfer or exchange of the Warrant Certificates pursuant to the terms of the Warrant Agreement, but not for any exchange or original issuance (not involving a transfer) with respect to temporary Warrant Certificates, the exercise of the Warrants or the Warrant Shares.

         Upon any partial exercise of the Warrants, there shall be countersigned and issued to the Warrantholder hereof a new Warrant Certificate representing those Warrants which were not exercised. This Warrant Certificate may be exchanged at the office of the Company by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants. No fractional Warrant Shares will be issued upon the exercise of the Warrants, but the Company shall pay an amount in cash equal to the Current Market Value per Warrant Share on the day immediately preceding the date the Warrant is exercised, multiplied by the fraction of a Warrant Share that would be issuable on the exercise of any Warrant.

         All shares of Common Stock issuable by the Company upon the exercise of the Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

         The Warrantholder in whose name the Warrant Certificate is registered may be deemed and treated by the Company as the absolute owner of the Warrant Certificate for all purposes whatsoever and the Company shall not be affected by notice to the contrary.

         The Warrants do not entitle any Warrantholder hereof to any of the rights of a stockholder of the Company.

         This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Company.

                                       COMPUTER OUTSOURCING SERVICES, INC.



                                       By:______________________________________
                                          Name:
                                          Title:


Attest:


_____________________________
Name:
Title:


DATED:




                                                                               3

                 FORM OF ELECTION TO PURCHASE WARRANT SHARES
               (to be executed only upon exercise of Warrants)
                     COMPUTER OUTSOURCING SERVICES, INC.

         The undersigned hereby irrevocably elects to exercise ______ Warrants to acquire shares of Common Stock, par value $.001 per share, of Computer Outsourcing Services, Inc., (i) at an exercise price per share of Common Stock of $0.01 (subject to adjustment as provided in the Warrant Agreement) or (ii) through Cashless Exercise and otherwise on the terms and conditions specified in the Warrant Certificate and the Warrant Agreement, surrenders this Warrant Certificate and all right, title and interest therein to Computer Outsourcing Services, Inc. and directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

         Check method of exercise:

         Exercise at $0.01 per share of Common Stock (subject to adjustment as provided in the Warrant Agreement): ___

         Cashless Exercise: _____

Date:  _____________, ____

_____________________________________________________________(1)
(Signature of Owner)

(Street Address)

_____________________________________________________________
(City)    (State)   (Zip Code)

Signature Guaranteed by:

_____________________________________________________________

Securities and/or check to be issued to:
Please insert social security or identifying number:

Name:
Street Address:
City, State and Zip Code:

A new Warrant Certificate evidencing any unexercised Warrants evidenced by the within Warrant Certificate is to be issued to:

Please insert social security or identifying number:

Name:
Street Address:
City, State and Zip Code:
----------
(1) The signature must correspond with the name as written upon the face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member firm of any national securities exchange.

                               ASSIGNMENT FORM


To assign this Warrant, fill in the form below:

I or we assign and transfer this Warrant to

(Print or type assignee's name, address and zip code)
(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint            agent to transfer this Warrant on the books
of the Company. The agent may substitute another to act for him.


_____________________________________________________________

Date: __________  Your Signature: _______________________


_____________________________________________________________
The signature must correspond with the name as written upon the face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member firm of any national securities exchange.

EXHIBIT A      Form of Face of Warrant Certificate






                                                                               3

                EXHIBIT D to the SECURITIES PURCHASE AGREEMENT
                ----------------------------------------------



================================================================================




                             STOCKHOLDERS AGREEMENT

                            Dated as of May __, 2000

                                  By and Among

                      COMPUTER OUTSOURCING SERVICES, INC.,

                           DB CAPITAL INVESTORS, L.P.,

                       SANDLER CAPITAL PARTNERS IV, L.P.,

                       SANDLER CAPITAL PARTNERS FTE, L.P.,

                        SANDLER INTERNET PARTNERS, L.P.,

                      SANDLER CO-INVESTMENT PARTNERS, L.P.

                           THE MANAGEMENT STOCKHOLDERS
                           LISTED ON SCHEDULE A HERETO

                                       and

                         THE NON-MANAGEMENT STOCKHOLDERS
                           LISTED ON SCHEDULE B HERETO



================================================================================

                            STOCKHOLDERS AGREEMENT

         STOCKHOLDERS AGREEMENT (this "Agreement"), dated as of May __, 2000, by and among Computer Outsourcing Services, Inc., a Delaware corporation (the "Company"), DB Capital Investors, L.P. ("DB Capital"), Sandler Capital Partners IV, L.P., Sandler Capital Partners FTE, L.P., Sandler Internet Partners, L.P., Sandler Co-Investment Partners, L.P. (each individually, a "Sandler Entity," collectively the "Sandler Entities"), the individuals listed on Schedule A hereto (each individually, a "Management Stockholder" and, collectively, the "Management Stockholders") and each of the Persons listed on Schedule B hereto (each, individually a "Non-Management Stockholder" and, collectively, the "Non-Management Stockholders") (each of DB Capital, each Sandler Entity, the Management Stockholders and the Non-Management Stockholders is hereinafter referred to as a "Stockholder").

                              W I T N E S S E T H :
                              - - - - - - - - - -


         WHEREAS, the Management Stockholders own shares of Common Stock, $0.01 par value of the Company (the "Common Stock");

         WHEREAS, pursuant to the terms of that certain Securities Purchase Agreement dated as of April 7, 2000 (the "Securities Purchase Agreement") by and between the Company, DB Capital and the Sandler Entities will acquire shares of 8% Series A Cumulative Convertible Participating Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock"), together with Warrants (the "Warrants") to purchase (the "Warrant Shares") Common Stock (the Series A Preferred Stock, the Warrants, the Warrant Shares and the Common Stock are referred to herein collectively as the "Securities");

         WHEREAS, the Company and the Stockholders each desire to grant to the others certain rights in connection with the Securities now or hereafter owned by them as set forth herein and to assume certain obligations; and

         WHEREAS, the execution and delivery of this Agreement is a condition precedent to the consummation of the transaction contemplated by the Securities Purchase Agreement.


         NOW, THEREFORE, in consideration of the mutual covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

         Section 1.1 CERTAIN DEFINITIONS. For purposes of this Agreement, the following terms shall have the following meanings:

         (a) "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, or controlled, by or under direct or indirect common control with, such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         (b) "Applicable Law" means (a) any United States federal, state, local or foreign law, statute, rule, regulation, order, writ, injunction, judgment, decree or permit of any Governmental Authority and (b) any rule or listing requirement of any applicable national stock exchange or listing requirement of any national stock exchange or Commission recognized trading market on which securities issued by the Company or any of the Subsidiaries are listed or quoted.

         (c) "Board of Directors" or "Board" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board.

         (d) "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting and/or non-voting) of such Person's capital stock, whether outstanding on the Closing Date or issued after the Closing Date, and any and all rights (other than any evidence of indebtedness), warrants or options exchangeable for or convertible into such capital stock.

         (e) "Change of Control" means the occurrence of any of the following events: (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Capital Stock of the Company or (b) the Company consolidates with, or merges with or into, another Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into the Company, in any such event pursuant to a transaction in which the holders of the outstanding Voting Capital Stock of the Company immediately prior to such transaction hold less than 50% of the outstanding Voting Capital Stock of the surviving or transferee company or its parent company immediately after the transaction or immediately after such transaction any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), is the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Capital Stock of the surviving or transferee company or its parent company immediately after the transaction as applicable or (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by the Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office or (d) any transaction subject to Rule 13e-3 under the Exchange Act if following such Rule 13e-3 transaction a Person owns more than 50% of the total Voting Capital Stock of the Company.

         (f) "Closing Date" means May __, 2000.

         (g) "Commission" means the United States Securities and Exchange Commission.

         (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (i) "Governmental Authority" means (i) any foreign, Federal, state or local court or governmental or regulatory agency or authority, (ii) any arbitration board, tribunal or mediator and (iii) any national stock exchange or Commission recognized trading market on which securities issued by the Company or any of the Subsidiaries are listed or quoted.

         (j) "Holder" means the Person in whose name any of the Securities are registered.

         (k) "Person" means any individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or agency or political subdivision thereof, or other entity.

         (l) "Registration Rights Agreement" means the Registration Rights Agreement, to be dated as of the Closing Date to be entered into by and between the Company, DB Capital Investors, L.P. and Zach Lonstein.

         (m) "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other equity interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other managing authority thereof is at the time owned or controlled, directly or indirectly, by such Person and its Subsidiaries.

         (n) "Voting Capital Stock" means with respect to any Person, securities of any class or classes of Capital Stock in such Person ordinarily entitling the holders thereof (whether at all times or at the times that such class of Capital Stock has voting power by reason of the happening of any contingency) to vote in the election of members of the board of directors or comparable governing body of such Person.

                                   ARTICLE II

                               TRANSFER OF SHARES
                               ------------------

         Section 2.1 RESTRICTIONS. (a) No Stockholder shall sell, assign, pledge, hypothecate, deposit in any voting trust, or in any manner, transfer or dispose of any of the Securities or any right or interest therein, to any Person (each such action, a "Transfer") except as permitted by this Agreement.

         (b) From and after the date hereof, all share certificates representing Securities held by any of the Stockholders shall bear a legend which shall state as follows:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS AGAINST TRANSFER SET FORTH IN A STOCKHOLDERS AGREEMENT DATED AS OF MAY __, 2000, AS MAY BE AMENDED FROM TIME TO TIME. A COPY OF SUCH STOCKHOLDERS AGREEMENT HAS BEEN FILED IN THE OFFICE OF THE COMPANY LOCATED AT 2 CHRISTIE HEIGHTS STREET, LEONIA, NEW JERSEY 07605, WHERE THE SAME MAY BE INSPECTED DAILY DURING BUSINESS HOURS.

         (c) In addition to the legend required by Section 2.1(b) above, all share certificates representing Securities held by any of the Stockholders shall bear a legend which shall state as follows:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE
     "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OTHER THAN PURSUANT TO AN EXEMPTION FROM SUCH
     REGISTRATION REQUIREMENTS."

         (d) Promptly upon execution and delivery of this Agreement, each Stockholder shall deliver to the Secretary of the Company all certificates then held by such Stockholder representing Securities which do not have such legends affixed thereto as are required by Section 2.1 above. The Company shall cause such legends to be affixed promptly to each of such certificates and such certificates to be returned promptly to the registered Holder thereof. The Company agrees that it will not cause or permit the Transfer of any Securities to be made on its books unless the Transfer is permitted by this Agreement and has been made in accordance with the terms hereof.

         Section 2.2 PERMITTED TRANSFERS. (a) Notwithstanding anything to the contrary contained herein, a Stockholder may at any time effect any of the following Transfers (each a "Permitted Transfer" and each transferee, a "Permitted Transferee"):

         (i) A Stockholder's Transfer of any or all Securities owned by such Stockholder following such Stockholder's death by will or intestacy to such Stockholder's legal representative, heir or legatee.

         (ii) A Stockholder's Transfer of any or all Securities owned by such Stockholder as a gift or gifts during such Stockholder's lifetime to such Stockholder's spouse, children, grandchildren or a trust or other legal entity for the benefit of any Stockholder or any of the foregoing, provided that such Stockholder retains voting control of the Securities so transferred.

         (iii) With respect to the Management Stockholders prior to the second anniversary of the date of this Agreement, any Transfer approved in advance by the Board of Directors.

         (iv) With respect to any Management Stockholder, a Transfer of any or all Securities owned by such Management Stockholder (a) which occurs after the second anniversary of the date of this Agreement and (b) is (i) in any transaction in compliance with Rule 144 under the Securities Act or any successor rule or regulation; PROVIDED, HOWEVER, that, without the consent of the Board of Directors of the Company, no Management Stockholder shall Transfer an amount of Securities in any twelve month period which exceeds the number of such Securities which such Management Stockholder could permissibly sell under Rule 144(e)(1) under the Securities Act (whether or not such Management Stockholder is then subject to Rule 144(e)(1)), (ii) in any transaction exempt from the registration requirements of the Securities Act or (iii) pursuant to a registration statement.

         (v) With respect to any of DB Capital, any Sandler Entity or any Non-Management Stockholder, a Transfer of any or all Securities owned by it
     (a) to an Affiliate that has agreed in writing to be bound by the terms and provisions of Section 2.1 and 2.2 to the same extent that such party would be bound if it beneficially owned the Securities transferred to such Affiliate or (b) (i) in any transaction in compliance with Rule 144 under the Securities Act or any successor rule or regulation, (ii) in a transaction exempt from the registration requirements of the Securities Act or (iii) pursuant to a registration statement.

         (vi) With respect to any Management Stockholder, any transfer to any Person at any time after the date on which (x) the Company has terminated the employment of such Management Stockholder other than for cause or (y) such Management Stockholder has terminated his employment with the Company for "good reason" as defined in such Management Stockholder's employment agreement or consulting agreement with the Company (or if such Management Stockholder does not have an employment or consulting agreement with the Company or such employment agreement or consulting agreement does not define "good reason", as "good reason" is defined in Zach Lonstein's ("Lonstein") employment agreement with the Company).

         (vii) A Transfer pursuant to a registered offering of securities which is effected pursuant to rights granted to the transferring Stockholder pursuant to the Registration Rights Agreement.

         (viii) A Transfer by a Stockholder to the Company.

         (b) In any such Transfer referred to above in Section 2.2(a)(i) or
(ii), the Permitted Transferee shall receive and hold such Securities subject to the provisions of this Agreement as if such Permitted Transferee were an original signatory hereto and such Permitted Transferee shall be deemed to be a party to this Agreement.

         (c) Not later than ten (10) days before effecting any Transfer of Securities, the Holder proposing to make such Transfer shall give notice to the Company (with a copy to DB Capital and the Sandler Entities) of such proposed Transfer, specifying the method of disposition and the amount of shares to be so Transferred.


                                ARTICLE III

                     BOARD OF DIRECTORS OF THE COMPANY
                     ---------------------------------

         Section 3.1 BOARD OF DIRECTORS. (a) Each Stockholder agrees to vote all of the Securities held by such Stockholder (to the extent all such securities are entitled to vote) so as to elect and maintain a Board composed of the following: (i) two people designated by Lonstein; PROVIDED that so long as Lonstein is the Chief Executive Officer of the Company one such designee shall be Lonstein, (ii) two people designated by DB Capital (the "DB Capital Directors"), (iii) two people designated by the Sandler Entities (the "Sandler Directors") and (iv) three additional directors, each of whom shall be unaffiliated with the Company, designated by mutual consent of Lonstein, DB Capital and Sandler; provided that, notwithstanding anything to the contrary herein, if the Chief Executive Officer of the Company has not been designated as a director of the Company pursuant to clause (i), (ii) or (iii) of this Section 3.1(a), then one of the persons designated as a director pursuant to this clause
(iv) shall be the Chief Executive Officer of the Company.

         (b) In the event that any director designated by any Stockholder for any reason ceases to serve as a director during his term of office, the resulting vacancy on the Board shall be filled by a director designated by such Stockholder.

         Section 3.2 ELECTION. Promptly upon the execution and delivery of this Agreement, the Stockholders shall take all such action as may be necessary (including, but not limited to, the removal of directors).


                                   ARTICLE IV

                                CERTAIN DECISIONS
                                -----------------

         Section 4.1 SERIES A PREFERRED STOCK DIRECTORS APPROVAL. The following acts, expenditures, decisions and obligations made or incurred by the Company shall require the prior written approval of (x) the DB Capital Directors and (y) the Sandler Directors:

         (i) the hiring or termination of any senior officers of the Company or any Subsidiary including, without limitation, with respect to the Company and Infocrossing, Inc., the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, President or any officer reporting directly to the President, or Chief Executive Officer and, with respect to any other Subsidiary, the Chief Executive Officer, Chief Operating Officer or President;

         (ii) approval of the Company's annual business plan, operating budget and capital budget;

         (iii) any capital expenditure or series of related capital expenditures by the Company or any Subsidiary to the extent (x) not otherwise included in the approved annual capital budget or (y) such expenditure or series of expenditures would cause, together with all other capital expenditures to such time, the Company's capital budget to be exceeded by $250,000 in the aggregate;

         (iv) in a single transaction or series of related transactions, the consolidation or merger with or into, or sale, assignment, transfer, lease, conveyance or disposal of all or substantially all of the Company's assets to, any Person; the agreement to any plan of recapitalization; consent to, approval or recommendation of any tender offer for any class or series of the Company's Capital Stock or consent to, approval or recommendation of any Change of Control of, or action which is expected to result in a Change of Control of, the Company; or adoption of a plan of liquidation or the making of any payments in liquidation or with respect to the winding up of the Company;

         (v) the authorization or creation of, modification of the terms of or, increase in the authorized amount of any class or series of equity securities of the Company or the issuance or sale of any equity securities or any equity securities which are convertible or exchangeable into or exercisable for any equity securities of the Company, other than (i) compensatory or incentive stock options (or any shares of Common Stock issued upon the exercise thereof) issued pursuant to employee stock option plans of the Company which have been approved by the Board of Directors of the Company, (B) issuances of Common Stock to employees, officers, directors and consultants of the Company, pursuant to employee benefit plans approved by the Board of Directors of the Company, or (C) shares of Common Stock issued upon (x) the conversion of the Series A Preferred Stock or (y) the exercise of the Warrants.

         (vi) the making, or permitting of any of the Subsidiaries to make, any acquisition or divestiture in which the total consideration exceeds $5,000,000;

         (vii) incurring, guaranteeing or otherwise incurring or assuming any obligations or any indebtedness for borrowed money or capitalized leases (other than indebtedness of the Company to any of its wholly owned Subsidiaries or of any Subsidiary of the Company to the Company or any wholly owned Subsidiary of the Company) (other than trade payables in the ordinary course of business) in excess of $2,500,000 in the aggregate;

         (viii) entering into any transaction with (including, without limitation, the purchase, lease or sale of any property of the rendering of or contracting for any services) with any Affiliate (other than a wholly owned Subsidiary) of the Company; PROVIDED, that the Company may issue options or shares of Common Stock to Affiliates (other than wholly owned Subsidiaries) of the Company to the extent such options or shares are issued pursuant to the terms of employee benefit plans approved by the Board of Directors of the Company; and

         (ix) increasing the number of options, shares of Common Stock, or other securities which may be granted under, or which are subject to or underlie any employee benefits plan of the Company or any Subsidiary, including, without limitation, any stock option plan, stock incentive plan, restricted stock plan, stock appreciation rights plan, phantom stock plan or other similar plan.

         Section 4.2 CERTAIN ACTIONS. Each Stockholder hereby agrees to take all such action as may be required to give effect to Section 4.1, including, but not limited to, the adoption by the Board of Directors of the Company of resolutions giving effect to such Section, and shall take all such action as may be necessary (including the removal of directors) to cause any Person designated by such Stockholder as a director pursuant to Article III hereof and cause such resolutions to be adopted.


                                    ARTICLE V

                                  MISCELLANEOUS
                                  -------------

         Section 5.1 ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior arrangements or understandings (whether written or oral) with respect thereto.

         Section 5.2 CAPTIONS. The Article and Section captions used herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         Section 5.3 COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties hereto and each such executed counterpart shall be deemed to be an original instrument.

         Section 5.4 NOTICES. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and delivered by personal delivery, overnight courier, telecopier or registered or certified mail, return-receipt requested and postage prepaid addressed as follows:

         If to the Company, to:

               Computer Outsourcing Services, Inc.
               2 Christie Heights Street
               Leonia, New Jersey 07605

               Attention:  Nicholas J. Letizia, Chief Financial Officer
               Tel.:  (201) 840-8717
               Fax:   (201) 840-7216

         With a copy to:

               Robinson & Cole LLP
               695 E. Main St.
               Stamford, CT  06904

               Attention:  Richard A. Krantz, Esq.
               Tel.:   (203) 462-7505
               Fax:    (203) 462-7599

         if to DB Capital, to:

               c/o DB Capital Partners, L.P.
               130 Liberty Street
               25th Floor
               New York, New York  10006

               Attention:  Tyler T. Zachem, Managing Director
               Tel.:   (212) 250-8199
               Fax:    (212) 250-7651

         With a copy to:

               White & Case LLP
               1155 Avenue of the Americas
               New York, New York  10036

               Attention:  S. Ward Atterbury, Esq.
               Tel.:   (212) 819-8331
               Fax:    (212) 354-8113

         if to the Sandler Entities, to:

               c/o Sandler Capital Management
               767 Fifth Avenue, 45th Floor
               New York, New York  10153

               Attention:  David C. Lee, Managing Director
               Tel:    (212) 754-8100
               Fax:    (212) 826-0280

         if to any of the Management Stockholders or Non-Management Stockholders, to the addresses set forth on the books and records of the Company.

or to such other address as any such party hereto may, from time to time, designate in writing to all other parties hereto, and any such communication shall be deemed to be given, made or served as of the date so delivered or, in the case of any communication delivered by mail, as of the date so received.

         Section 5.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Company, the Stockholders and their respective heirs, devisees, legal representatives, successors, permitted assigns and other permitted transferees. The rights of a Stockholder under this Agreement may not be assigned or otherwise conveyed by any Stockholder except in connection with a Transfer of Shares which is in compliance with this Agreement.

         Section 5.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE'S CHOICE OF LAW PROVISIONS.

         Section 5.7 SUBMISSION TO JURISDICTION. (a) Each of the parties hereto hereby irrevocably acknowledges and consents that any legal action or proceeding brought with respect to any of the obligations arising under or relating to this Agreement may be brought in the courts of the State of New York or in the United States District Court for the Southern District of New York, as the party bringing such action or proceeding may elect, and each of the parties hereto hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Subject to Section 5.7(b), the foregoing shall not limit the rights of any party to serve process in any other manner permitted by law. The foregoing consents to jurisdiction shall not constitute general consents to service of process in the State of New York for any purpose except as provided above and shall not be deemed to confer rights on any Person other than the respective parties to this Agreement.

         (b) Each of the parties hereto hereby waives any right it may have under the laws of any jurisdiction to commence by publication any legal action or proceeding with respect to this Agreement. To the fullest extent permitted by Applicable Law, each of the parties hereto hereby irrevocably waives the objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement in any of the courts referred to in Section 5.7(a) and hereby further irrevocably waives any claim that any such court is not a convenient forum for any such suit, action or proceeding.

         (c) The parties hereto agree that any judgment obtained by any party hereto or its successors or assigns in any action, suit or proceeding referred to above may, in the discretion of such party (or its successors or assigns), be enforced in any jurisdiction, to the extent permitted by Applicable Law.

         (d) The parties hereto agree that the remedy at law for any breach of this Agreement may be inadequate and that should any dispute arise concerning the sale or disposition of any Shares or the voting thereof or any other similar matter hereunder, this Agreement shall be enforceable in a court of equity by an injunction or a decree of specific performance. Such remedies shall, however, be cumulative and nonexclusive, and shall be in addition to any other remedies which the parties hereto may have.

         (e) The parties hereto agree that the prevailing party or parties, as the case may be, in any action, suit, arbitration or other proceeding arising out of or with respect to this Agreement or the transactions contemplated hereby shall be entitled to reimbursement of all costs of litigation, including reasonable attorneys' fees, from the non-prevailing party. For purposes of this
Section 5.7(e), each of the "prevailing party" and the "non-prevailing party" in any action, suit, arbitration or other proceeding shall be the party designated as such by the court, arbitrator or other appropriate official presiding over such action, suit, arbitration or other proceeding, such determination to be made as a part of the judgment rendered thereby.

         Section 5.8 BENEFITS ONLY TO PARTIES. Nothing expressed by or mentioned in this Agreement is intended or shall be construed to give any Person, other than the parties hereto and their respective successors or permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and permitted assigns, and for the benefit of no other Person.

         Section 5.9 TERMINATION. This Agreement shall terminate upon the happening of any one of the following events:

         (a) the voluntary or involuntary dissolution of the Company;

         (b) Each of DB Capital and the Sandler Entities ceasing to hold at least 25% of the shares of Common Stock (calculated assuming the conversion of the Series A Preferred Stock and the exercise of the Warrants) held by DB Capital or the Sandler Entities, as the case may be, on the date hereof.

         Section 5.10 SUNSET PROVISIONS. (a) On the date on which Lonstein ceases to hold at least 50% of the shares of Common Stock (calculated assuming the exercise of all vested in-the-money stock options) held by Lonstein on the date hereof, then the number of persons whom Lonstein shall have the right to designate to serve as directors of the Company under Section 3.1(a)(i) shall be reduced to one. On the date on which Lonstein ceases to hold at least 25% of the shares of Common Stock (calculated assuming the exercise of all vested in-the-money stock options) held by Lonstein on the date hereof, Lonstein's right to designate Persons to serve as directors of the Company under Section 3.1(a)(i) and 3.1(a)(iv) shall terminate as of such date.

         (b) Upon the date on which DB Capital ceases to hold at least 25% of the shares of Common Stock (calculated assuming the conversion of the Series A Preferred Stock and the exercise of the Warrants) held by DB Capital on the date hereof, then DB Capital's right to designate Persons to serve as directors of the Company under Section 3.1(a)(ii) and 3.1(a)(iv) and DB Capital's right to approve the actions specified under Section 4.1 shall terminate as of such date.

         (c) Upon the date on which the Sandler Entities ceases to hold at least 25% of the shares of Common Stock (calculated assuming the conversion of the Series A Preferred Stock and the exercise of the Warrants) held by the Sandler Entities on the date hereof, then the Sandler Entities' right to designate Persons to serve as directors of the Company under Section 3.1(a)(iii) and 3.1(a)(iv) and the Sandler Entities' right to approve the actions under Section
4.1 shall terminate as of such date.

         Section 5.11 PUBLICITY. Except as otherwise required by Applicable Laws, none of the parties hereto shall issue or cause to be issued any press release or make or cause to be made any other public statement in each case relating to or connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of DB Capital, a majority in interest of the Sandler Entities and the Company to the contents and the manner of presentation and publication thereof.

         Section 5.12 AMENDMENTS; WAIVERS. No provision of this Agreement may be amended, modified or waived without approval of DB Capital, a majority in interest of the Sandler Entities, the Company, 66-2/3% in interest of the Management Stockholders (calculated based on ownership of Common Stock) and 66-2/3% in interest of the Non-Management Stockholders (calculated based on ownership of Common Stock); PROVIDED that no such amendment or waiver of a provision of this Agreement which adversely affects the rights of any Stockholder in a manner that does not adversely affect all other Stockholders equally may be made without such Stockholder's consent; PROVIDED that (x) the Management Stockholders shall be considered as a group with the determination by the holders of 66-2/3% of the outstanding shares of Common Stock held by the Management Stockholders to be binding on all Management Stockholders and (y) the Non-Management Stockholders shall be considered as a group with the determination by the holders of 66-23% of the outstanding shares of Common Stock held by the Non-Management Stockholders to be binding on all Non-Management Stockholders; PROVIDED, FURTHER, that in no circumstances shall Article III or
Article IV be amended, modified, waived or repealed without the express written consent of DB Capital and the Sandler Entities.

         Section 5.13 NO INCONSISTENT AGREEMENTS. Each Stockholder hereby covenants and agrees that neither it nor any of its Affiliates shall enter into any voting agreement or grant a proxy or power of attorney with respect to the Securities it beneficially owns which is inconsistent with this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                       COMPUTER OUTSOURCING SERVICES, INC.

                                         By_____________________________________
                                           Name:   Zach Lonstein
                                           Title:  Chief Executive Officer

                                       DB CAPITAL INVESTORS, L.P.

                                         By: DB Capital Partners, L.P.,
                                             its general partner

                                         By: DB Capital Partners, Inc.,
                                             its general partner

                                         By_____________________________________
                                           Name:
                                           Title:

                                       SANDLER CAPITAL PARTNERS IV, L.P.

                                         By: Sandler Investment Partners, L.P.,
                                             General Partner

                                         By: Sandler Capital Management,
                                             General Partner

                                         By: MJDM Corp., a General Partner

                                         By_____________________________________
                                           Name:
                                           Title:

                                       SANDLER CAPITAL PARTNERS IV FTE, L.P.

                                         By: Sandler Investment Partners, L.P.,
                                             General Partner

                                         By: Sandler Capital Management,
                                             General Partner

                                         By: MJDM Corp., a General Partner

                                         By_____________________________________
                                           Name:
                                           Title:

                                       SANDLER INTERNET PARTNERS, L.P.

                                         By: Sandler Investment Partners, L.P.,
                                             General Partner

                                         By: Sandler Capital Management,
                                             General Partner

                                         By: MJDM Corp., a General Partner

                                         By_____________________________________
                                           Name:
                                           Title:

                                       SANDLER CO-INVESTMENT PARTNERS, L.P.

                                         By: Sandler Investment Partners, L.P.,
                                             General Partner

                                         By: Sandler Capital Management,
                                             General Partner

                                         By: MJDM Corp., a General Partner

                                         By_____________________________________
                                           Name:
                                           Title:

                                       MANAGEMENT STOCKHOLDERS


                                       _________________________________________
                                       Name:  Zach Lonstein


                                       _________________________________________
                                       Name:  Robert Wallach


                                       _________________________________________
                                       Name:  Warren Ousley


                                       _________________________________________
                                       Name:  Joseph Germanotta


                                       _________________________________________
                                       Tom Loudati


                                       _________________________________________
                                       Ken DiSessa


                                       _________________________________________
                                       Nicholas J. Letizia


                                       _________________________________________
                                       Garry Lazarewicz


                                       _________________________________________
                                       John C. Platt


                                       _________________________________________
                                       John Stewart

                  Schedule A to the Stockholders' Agreement



MANAGEMENT STOCKHOLDERS:

   Zach Lonstein
   Robert Wallach
   Warren Ousley
   Joseph Germanotta
   Tom Loudati
   Ken DiSessa
   Nicholas J. Letizia
   Garry Lazarewicz
   John C. Platt
   John Stewart

                 Schedule B to the Stockholders' Agreement



NON-MANAGEMENT STOCKHOLDERS:

[None]

                                FORM OF PROXY
                                -------------

                     COMPUTER OUTSOURCING SERVICES, INC.
    PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 5, 2000
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Zach Lonstein and Robert Wallach, and each of them, attorneys with full power of substitution, to vote as directed below all shares of Common Stock of Computer Outsourcing Services, Inc. (the "Company"), registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the Annual Meeting of Stockholders to be held at the offices of the Company, 2 Christie Heights Street, Leonia, New Jersey, on Friday, May 5, 2000 at 9:00AM local time, and at any adjournment or postponement thereof (the "Meeting").

1.   ELECTION OF DIRECTORS

     [ ] FOR all nominees listed below      [ ] WITHHOLD AUTHORITY to vote for
     (except as marked to the contrary)         all nominees listed below

     INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee's name.

     PETER J. DAPUZZO        WARREN E. OUSLEY        HOWARD WALTMAN

2.   APPROVAL TO CHANGE THE NAME OF THE COMPANY TO INFOCROSSING, INC.

     [ ] FOR         [ ] AGAINST       [ ] ABSTAIN

3. APPROVAL OF AN INCREASE IN THE AUTHORIZED COMMON SHARES FROM 10,000,000 TO 50,000,000 AND THE AUTHORIZED PREFERRED SHARES FROM 1,000,000 TO 3,000,000.

     [ ] FOR         [ ] AGAINST       [ ] ABSTAIN

4. APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO REMOVE ARTICLE 11 WHICH PLACES RESTRICTIONS ON THE COMPANY'S ABILITY TO GRANT PRE-EMPTIVE RIGHTS.

     [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

5. APPROVAL OF THE AMENDED AND RESTATED 1992 STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN, INCLUDING AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR GRANT TO 2,700,000.

     [ ] FOR        [ ] AGAINST        [ ] ABSTAIN



                                                (CONTINUED ON THE REVERSE SIDE)







                           FORM OF PROXY - SIDE 1

(CONTINUED FROM THE OTHER SIDE)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 5, 2000.

6. APPROVAL OF THE ISSUANCE OF SHARES OF 8% SERIES A CUMULATIVE CONVERTIBLE PARTICIPATING PREFERRED STOCK AND WARRANTS IN A PRIVATE PLACEMENT, SUBJECT TO THE TERMS AND CONDITIONS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

     [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

7. AS SUCH PROXIES MAY IN THEIR DISCRETION DETERMINE IN RESPECT OF ANY OTHER BUSINESS PROPERLY TO COME BEFORE THE MEETING (THE BOARD OF DIRECTORS KNOWING OF NO SUCH OTHER BUSINESS). THE DIRECTORS RECOMMEND A VOTE FOR ITEMS 1 THROUGH 6.

UNLESS THE UNDERSIGNED DIRECTS OTHERWISE, THIS PROXY WILL BE VOTED FOR ITEMS 1 THROUGH 6 AS PROPOSED.

                          PLEASE DATE, SIGN AND RETURN IN THE ENVELOPE PROVIDED.

                                    Dated ________________________________, 2000

                                    Signature: _________________________________

                                    Signature: _________________________________

                                    Please sign in the same form as your name or names appear hereon. For joint accounts, both owners must sign. Executors and other fiduciaries should indicate their title. If signed on behalf of a corporation, give the title of the officer signing.



















                           FORM OF PROXY - SIDE 2